PROSPECTUS

[MBIA Logo]                                                    [Claymore Logo]

                                  $69,450,000
                     MBIA CAPITAL/CLAYMORE MANAGED DURATION
                        INVESTMENT GRADE MUNICIPAL FUND

                    AUCTION MARKET PREFERRED SHARES ("AMPS")
                            1,389 SHARES, SERIES M7
                            1,389 SHARES, SERIES W28
                    LIQUIDATION PREFERENCE $25,000 PER SHARE

                              --------------------

   THE FUND. MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund (the "Fund") is a recently organized, diversified, closed-end management investment company. The Fund's investment adviser is MBIA Capital Management Corp., an affiliate of MBIA Insurance Corporation, a leading financial guarantor in the municipal securities markets.

    THE AMPS. The Fund is offering a total of 1,389 Series M7 Auction Market Preferred Shares and 1,389 Series W28 Auction Market Preferred Shares, each at a purchase price of $25,000 per share plus accumulated dividends, if any, from the date the shares are first issued. The shares are referred to in this prospectus as "AMPS." The AMPS will be preferred shares of beneficial interest of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. In general, except as described herein, each dividend period for the Series M7 AMPS following the initial dividend period will be seven days, and each dividend period for the Series W28 AMPS following the initial dividend period will be 28 days. The initial dividend period for the Series W28 AMPS will be six months. The applicable dividend rate for a particular dividend period after the initial dividend period will be determined by an auction conducted on the business day next preceding the start of that dividend period.

    INVESTMENT OBJECTIVE. The Fund's objective is to provide its common shareholders with high current income exempt from regular federal income tax while seeking to protect the value of the Fund's assets during periods of interest rate volatility.

    INVESTING IN THE AMPS INVOLVES CERTAIN RISKS THAT ARE DESCRIBED IN THE "RISKS" SECTION BEGINNING ON PAGE 33 OF THIS PROSPECTUS. THE MINIMUM PURCHASE AMOUNT FOR THE AMPS IS $25,000.

                              --------------------

                                                         PER SHARE     TOTAL
                                                         ---------     -----
Price to public........................................    $25,000  $69,450,000
Sales load.............................................       $250     $694,500
Proceeds, before expenses, to the Fund(1)..............    $24,750  $68,755,500

    (1)  The estimated offering expenses payable by the Fund are $290,000.

    The public offering price per share will be increased by the amount of dividends, if any, that have accumulated from the date the AMPS are first issued.

    Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

    The underwriters are offering the AMPS subject to various conditions. The AMPS will be ready for delivery in book-entry form only through the facilities of The Depository Trust Company on or about October 28, 2003.

                              --------------------

MERRILL LYNCH & CO.                                    A.G. EDWARDS & SONS, INC.

                              --------------------

                The date of this prospectus is October 24, 2003.

   INVESTMENT GRADE MUNICIPAL BOND PORTFOLIO. Under normal market conditions, the Fund seeks to achieve its objective by investing at least 80% of its total assets in municipal bonds of investment grade quality (those rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by either Standard & Poor's, a division of The McGraw--Hill Companies, Inc. ("S&P"), or Fitch, Inc. ("Fitch"), or unrated municipal securities considered by the Fund's investment adviser to be of comparable quality) and will normally invest substantially all of its total assets in securities of investment grade quality.

    MANAGED DURATION STRATEGY. The Fund's investment adviser manages the duration of the Fund's portfolio to attempt to provide common shareholders with a high level of risk-adjusted return while seeking to reduce the volatility of the Fund's income and net asset value. Under normal market conditions, the Fund's investment adviser expects to maintain the duration of the Fund's portfolio between five and fourteen years. In addition, the Fund's investment adviser may utilize a variety of hedging strategies to seek to protect the value of the Fund's assets against the volatility of interest rate changes and other market movements. Such hedging strategies may, however, result in income or gain to the Fund that is not exempt from regular federal income tax.

    The AMPS do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, are not insured by MBIA Insurance Corporation or any of its affiliates and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

    YOU SHOULD READ THIS PROSPECTUS, WHICH CONTAINS IMPORTANT INFORMATION ABOUT THE FUND, BEFORE DECIDING WHETHER TO INVEST AND SHOULD RETAIN IT FOR FUTURE REFERENCE. A STATEMENT OF ADDITIONAL INFORMATION, DATED OCTOBER 24, 2003, AS IT MAY BE SUPPLEMENTED, CONTAINING ADDITIONAL INFORMATION ABOUT THE FUND HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND IS INCORPORATED BY REFERENCE IN ITS ENTIRETY INTO THIS PROSPECTUS. YOU MAY REQUEST A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, THE TABLE OF CONTENTS OF WHICH IS ON PAGE 66 OF THIS PROSPECTUS, BY CALLING (888) 773-1411 OR BY WRITING TO THE FUND, OR YOU MAY OBTAIN A COPY (AND OTHER INFORMATION ABOUT THE FUND) FROM THE SEC'S WEB SITE (http://www.sec.gov).

                               TABLE OF CONTENTS

                                                                        PAGE
                                                                        ----
Prospectus Summary....................................................    4
Financial Highlights..................................................   18
The Fund..............................................................   19
Use of Proceeds.......................................................   19
Capitalization........................................................   20
Portfolio Composition.................................................   20
The Fund's Investments................................................   21
Risks.................................................................   33
Management of the Fund................................................   38
Taxes.................................................................   41
Description of AMPS...................................................   42
The Auction...........................................................   50
Rating Agency Guidelines..............................................   58
Description of Capital Stock..........................................   59
Custodian.............................................................   62
Underwriting..........................................................   63
Servicing Agent.......................................................   64
Transfer Agent, Dividend Disbursing Agent and Registrar...............   65
Accounting Services Provider..........................................   65
Legal Opinions........................................................   65
Table of Contents of the Statement of Additional Information..........   66
Glossary..............................................................   67

                               ------------------

    INFORMATION ABOUT THE FUND CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. CALL 1-202-942-8090 FOR INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM. THIS INFORMATION IS ALSO AVAILABLE ON THE SEC'S WEB SITE (HTTP://WWW.SEC.GOV) AND COPIES MAY BE OBTAINED UPON PAYMENT OF A DUPLICATING FEE BY WRITING TO THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, D.C. 20549-0102.

    You should rely only on the information contained in or incorporated by reference in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate only as of the date on the front cover of this prospectus. Our business, financial condition, results of operations and prospects may have changed since that date.

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                               PROSPECTUS SUMMARY

    THIS SUMMARY HIGHLIGHTS INFORMATION CONTAINED ELSEWHERE IN THIS PROSPECTUS. THIS SUMMARY DOES NOT CONTAIN ALL OF THE INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING IN THE AMPS. YOU SHOULD READ CAREFULLY THE ENTIRE PROSPECTUS, INCLUDING DOCUMENTS INCORPORATED BY REFERENCE INTO IT, PARTICULARLY THE SECTION ENTITLED "RISKS" BEGINNING ON PAGE 33. CERTAIN TERMS USED IN THIS PROSPECTUS ARE DEFINED IN THE GLOSSARY AT THE END OF THIS PROSPECTUS.

THE FUND................  MBIA Capital/Claymore Managed Duration Investment
                          Grade Municipal Fund is a recently organized,
                          diversified, closed-end management investment company.
                          The Fund's investment adviser is MBIA Capital
                          Management Corp. ("MBIA-CMC"), which is an affiliate
                          of MBIA Insurance Corporation, a leading financial
                          guarantor in the municipal securities markets. See
                          "The Fund" and "Management of the Fund."

THE OFFERING............  The Fund is offering a total of 1,389 Series M7 AMPS and 1,389 Series W28 AMPS, each at a purchase price of
                          $25,000 per share plus accumulated dividends, if any,
                          from the date the shares are first issued. The AMPS
                          are being offered by Merrill Lynch, Pierce, Fenner &
                          Smith Incorporated ("Merrill Lynch") and
                          A.G. Edwards & Sons, Inc. ("A.G. Edwards"), as
                          underwriters.

                          The AMPS will be preferred shares of beneficial interest of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. In general, except as described below, each dividend period for the Series M7 AMPS following the initial dividend period will be seven days, and each dividend period for the Series W28 AMPS following the initial dividend period will be 28 days. The initial dividend period for the Series W28 AMPS will be six months. The applicable dividend rate for a particular dividend period after the initial dividend period will be determined by an auction conducted on the business day next preceding the start of that dividend period. See
                          "Description of AMPS--General."

                          The AMPS will not be registered on any stock exchange or any automated quotation system. Instead, investors may buy or sell AMPS in an auction by submitting orders to broker-dealers that have entered into an agreement with the auction agent.

                          Generally, AMPS investors will not receive certificates representing ownership of their shares.
                          Ownership of AMPS will be maintained in book-entry form by the securities depository (The Depository
                          Trust Company) or its nominee for the account of the investor's agent member (generally, the investor's broker-dealer). The investor's agent member, in turn, will maintain records of such investor's beneficial ownership of AMPS.

                          An investor may consider whether to invest in a particular series based on the series' rate of return, the investor's time horizon for investment, and the investor's liquidity preference. Investors can choose between a tranche with a seven-day dividend period and a tranche with a 28-day dividend period. The
                          Series M7 AMPS have

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
                          a seven-day dividend period. The Series W28 AMPS have a 28-day dividend period. The Series W28 AMPS, or
                          28-day tranche, may be suited for investors with a longer investment time horizon. The seven-day tranche and the 28-day tranche have approximately the same rate of return (except for the initial dividend period and except to the extent short-term rates may vary from day-to-day) but vary with respect to the day of the week and time of the month the auction is conducted. Moreover, an investor may choose a particular tranche based on his or her liquidity needs. Note that because the initial dividend period for Series W28 AMPS will be six months, an investor in Series W28 AMPS will have to hold his or her shares for a relatively long period of time before the first auction, and the rate of return on the Series W28 AMPS for the initial dividend period may be materially greater than for subsequent dividend periods.

INVESTMENT OBJECTIVE OF
  THE FUND..............  The Fund's objective is to provide its common shareholders with high current income exempt from
                          regular federal income tax while seeking to protect
                          the value of the Fund's assets during periods of
                          interest rate volatility. There can be no assurance
                          that the Fund's investment objective will be realized.
                          See "The Fund's Investments."

THE FUND'S
  INVESTMENTS...........  INVESTMENT GRADE MUNICIPAL BOND PORTFOLIO. Under
                          normal market conditions, the Fund seeks to achieve
                          its objective by investing at least 80% of its total
                          assets in Municipal Bonds of investment grade quality,
                          and will normally invest substantially all of its
                          total assets in securities of investment grade
                          quality. "Municipal Bonds" are obligations issued by
                          or on behalf of states, territories and possessions of
                          the United States and the District of Columbia and
                          their political subdivisions, agencies and
                          instrumentalities, the interest on which is exempt
                          from regular federal income tax. The Fund will not
                          invest more than 25% of its total assets in Municipal
                          Bonds the interest on which is subject to the Federal
                          alternative minimum tax ("AMT"), and the Fund expects
                          that a portion of the income it produces will be
                          includable in alternative minimum taxable income.
                          "Investment grade" bonds are those rated, at the time
                          of the Fund's investment in the bonds, Baa or higher
                          by Moody's or BBB or higher by either S&P or Fitch or,
                          if unrated, are determined by MBIA-CMC to be of
                          comparable quality. See "The Fund's Investments."

                          MANAGED DURATION STRATEGY. MBIA-CMC manages the duration of the Fund's portfolio to attempt to provide common shareholders with a high level of risk-adjusted return while seeking to reduce the volatility of the Fund's income and net asset value. Under normal market conditions, MBIA-CMC expects to maintain the duration of the Fund's portfolio between five and fourteen years. Based on such policy, the Fund expects that its net asset value will have comparatively lower levels of interest rate risk relative to investment portfolios with longer durations. In comparison to the "maturity" of a bond (which is the date on which the issuer is obligated to repay the principal amount), "duration" is a measure of the price volatility of a bond as a result of changes in market rates of interest, based on the weighted average timing of the bond's expected principal and interest payments. Duration differs from maturity in that it considers a security's yield, coupon payments, principal payments and call features in addition to the amount of time until the security finally matures.
                          As the value of a security changes over time, so will its duration. Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations, and (in general) a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration. There is no limit on the remaining maturity or duration of any individual Municipal Bond invested in by the Fund. See "The Fund's
                          Investments--Investment Objective and Policies."

                          INTEREST RATE AND HEDGING TRANSACTIONS. MBIA-CMC may, as a non-fundamental policy, utilize a variety of hedging strategies to seek to protect the value of the Fund's assets against the volatility of interest rate changes and other market movements. The Fund may seek to hedge its portfolio against changes in interest rates using exchange-traded financial futures and option contracts, options on future contracts, or through over-the-counter dealer transactions in caps, swap agreements or options thereon ("swaptions"). In large part, the success of the Fund's hedging activities depends on MBIA-CMC's ability to forecast movements in securities' prices and interest rates, and there can be no assurance that MBIA-CMC's judgment in this respect will be accurate. Although the Fund's hedging transactions are designed to reduce volatility of the Fund's net asset value, these transactions involve investment techniques and risks different from those associated with portfolio transactions in Municipal Bonds. Distributions by the Fund of any income or gains realized on the Fund's hedging transactions generally will not be exempt from regular federal income tax. Rating agency guidelines in connection with the Fund's utilization of financial leverage through the issuance of the AMPS may limit the ability of the Fund to engage in certain hedging transactions. Therefore, there is no assurance that the Fund will undertake any such hedging transactions or that, if undertaken, that any such hedging strategies will be successful. See "The Fund's
                          Investments--Hedging Transactions."

                          ALTERNATIVE MINIMUM TAX. The Fund may invest up to 25% of its total assets in Municipal Bonds the interest on which is subject to the alternative minimum tax provisions of Federal tax law, and the Fund expects that a portion of the income it produces will be includable in alternative minimum taxable income. AMPS therefore would not ordinarily be a suitable investment for investors who are subject to the AMT or who would become subject to the AMT by purchasing
                          AMPS.

INVESTMENT ADVISER......  MBIA-CMC serves as the Fund's investment adviser.
                          MBIA-CMC is an international investment manager
                          supervising client accounts

                          with assets totaling approximately $27 billion as of June 30, 2003 (including approximately $20 billion representing assets managed on behalf of affiliates).
                          Of that amount, approximately $9 billion (more than half of which is invested in Municipal Bonds) represents the investment portfolio of MBIA-CMC's affiliate, MBIA Insurance Corporation, a leading financial guarantor in the municipal securities markets, whose claims-paying ability is rated Aaa by Moody's, and AAA by S&P and Fitch.

                          For its services, the Fund pays MBIA-CMC a monthly fee at the annual rate of .39% of the Fund's average daily net assets (including assets acquired from the sale of any preferred shares, including AMPS), plus the proceeds of any outstanding borrowings used for financial leverage ("Managed Assets"). MBIA-CMC has contractually agreed to waive a portion of the advisory fees it is entitled to receive from the Fund at the annual rate of .09% of Managed Assets through September 1, 2008, and at the rate of .042% thereafter through September 1, 2009. See "Management of the
                          Fund."

SERVICING AGENT.........  Claymore Securities, Inc., a registered broker-dealer, acts as servicing agent (the "Servicing Agent") to the
                          Fund. Claymore Securities, Inc. specializes in the
                          creation, development and distribution of investment
                          solutions for advisors and their valued clients.

                          The Servicing Agent receives an annual fee from the Fund, payable monthly in arrears, in an amount equal to .26% of the average daily value of the Managed
                          Assets. The fees payable by the Fund to the Servicing
                          Agent generally will be higher during periods in which the Fund is utilizing financial leverage. The
                          Servicing Agent has contractually agreed to waive a portion of the servicing fee it is entitled to receive from the Fund at the annual rate of .06% of the Fund's
                          Managed Assets through September 1, 2008, and at the rate of .028% thereafter through September 1, 2009.
                          See "Servicing Agent."

DIVIDENDS AND DIVIDEND
  PERIODS...............  Dividends on the AMPS will be cumulative from the date the shares are first issued and payable at the
                          annualized cash dividend rates for the initial
                          dividend periods on the initial dividend payment dates
                          as follows:

                                                            INITIAL       DIVIDEND PAYMENT DATES            LENGTH OF
                                       AMPS SERIES       DIVIDEND RATE  FOR INITIAL DIVIDEND PERIOD  INITIAL DIVIDEND PERIOD
                                       -----------       -------------  ---------------------------  -----------------------
                                       Series M7             .90%          November 4, 2003                  7 days
                                       Series W28            1.05%         November 3, 2003                 184 days
                                                                           December 1, 2003
                                                                            January 2, 2004
                                                                           February 2, 2004
                                                                             March 1, 2004
                                                                             April 1, 2004
                                                                            April 29, 2004

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
                          After the initial dividend period, each dividend period will generally consist of seven days with respect to the Series M7 AMPS and 28 days with respect to the Series W28 AMPS; provided however, that before any auction, the Fund may decide, subject to certain limitations and only if it gives notice to holders, to declare a special dividend period of up to five years.

                          Dividends for the AMPS will be paid through the securities depository (The Depository Trust Company) on each dividend payment date. For each subsequent dividend period, the auction agent (The Bank of New
                          York) will hold an auction to determine the cash dividend rate on the shares of the AMPS. See
                          "Description of AMPS--Dividends--General."

DETERMINATION OF MAXIMUM
  DIVIDEND RATES........  Generally, the applicable dividend rate for any dividend period will not be more than the maximum
                          applicable rate attributable to the AMPS. The maximum
                          applicable rate will be the higher of (A) the
                          applicable percentage of the reference rate on the
                          auction date or (B) the applicable spread plus the
                          reference rate on the auction date. The reference rate
                          is (A) the higher of the applicable LIBOR Rate (as
                          defined in the Glossary) and the Taxable Equivalent of
                          the Short-Term Municipal Bond Rate (as defined in the
                          Glossary) (for a dividend period or special dividend
                          period of 364 or fewer days), or (B) the applicable
                          Treasury Index Rate (as defined in the Glossary) (for
                          a special dividend period of 365 days or more). The
                          applicable percentage and the applicable spread as so
                          determined may be subject to upward but not downward
                          adjustment in the discretion of the Board of Trustees
                          of the Fund after consultation with the broker-dealers
                          participating in the auction for the AMPS. The maximum
                          applicable rate for the AMPS will depend on the credit
                          rating assigned to the AMPS, the length of the
                          dividend period and whether or not the Fund has given
                          notification prior to the auction for the dividend
                          period that any taxable income will be included in the
                          dividend on the AMPS for that dividend period. The
                          applicable percentage and applicable spread are as
                          follows:

       CREDIT RATINGS        APPLICABLE PERCENTAGE  APPLICABLE PERCENTAGE
 --------------------------   OF REFERENCE RATE--    OF REFERENCE RATE--   APPLICABLE SPREAD  APPLICABLE SPREAD
   MOODY'S         S&P          NO NOTIFICATION         NOTIFICATION       --NO NOTIFICATION   --NOTIFICATION
 ------------  ------------  ---------------------  ---------------------  -----------------  -----------------
     Aaa           AAA               110%                   125%                1.10%              1.25%
  Aa3 to Aa1    AA- to AA+           125%                   150%                1.25%              1.50%
   A3 to A1      A- to A+            150%                   200%                1.50%              2.00%
 Baa3 to Baa1  BBB- to BBB+          175%                   250%                1.75%              2.50%
  Below Baa3    Below BBB-           200%                   300%                2.00%              3.00%

                          There is no minimum applicable dividend rate for any dividend period. See "Description of
                          AMPS--Dividends--Determination of Dividend Rate."

ASSET MAINTENANCE.......  Under the Fund's Statement of Preferences for
                          Preferred Shares creating the AMPS (the "Statement"),
                          the Fund must maintain:

                          - asset coverage for the AMPS as required by the rating agencies rating the AMPS, and

                          - asset coverage for the AMPS of at least 200% as required by the Investment Company Act of 1940 (the
                             "1940 Act").

                          The Fund estimates that, based on the composition of its portfolio on October 10, 2003, asset coverage of the AMPS as required by the 1940 Act would be approximately 263% immediately after the Fund issues the AMPS offered by this prospectus, representing approximately 38% of the Fund's Managed Assets. See
                          "Description of AMPS--Dividends--Restrictions on
                          Dividends and Other Payments" and "Description of
                          AMPS--Dividends--Asset Maintenance."

MANDATORY REDEMPTION....  If the required asset coverage is not maintained or, when necessary, restored, the Fund must redeem shares
                          of AMPS at the price of $25,000 per share plus
                          accumulated but unpaid dividends thereon (whether or
                          not earned or declared). The provisions of the 1940
                          Act may restrict the Fund's ability to make such a
                          mandatory redemption. See "Description of
                          AMPS--Redemption."

OPTIONAL REDEMPTION.....  The Fund may, at its option, choose to redeem all or a portion of the shares of AMPS on any dividend payment
                          date at the price of $25,000 per share, plus
                          accumulated but unpaid dividends thereon (whether or
                          not earned or declared) plus any applicable premium.
                          See "Description of AMPS--Redemption."

LIQUIDATION
  PREFERENCE............  The liquidation preference (that is, the amount the
                          Fund must pay to holders of AMPS if the Fund is
                          liquidated) of each share of AMPS will be $25,000,
                          plus an amount equal to accumulated but unpaid
                          dividends (whether or not earned or declared). See
                          "Description of AMPS--Liquidation Rights."

RATINGS.................  The AMPS will be issued with a rating of Aaa from
                          Moody's and AAA from S&P.

VOTING RIGHTS...........  The 1940 Act requires that the holders of AMPS and any other preferred shares, voting as a separate class,
                          have the right to elect at least two trustees at all
                          times and to elect a majority of the trustees at any
                          time when dividends on the AMPS or any other preferred
                          shares are unpaid for two full years. The Fund's
                          Amended and Restated Agreement and Declaration of
                          Trust dated as of July 21, 2003 (the "Declaration")
                          and the 1940 Act require holders of AMPS and any other
                          preferred shares to vote as a separate class on
                          certain other matters. See "Description of
                          AMPS--Voting Rights."

AUCTION PROCEDURES......  GENERAL. The dividend rate for each dividend period after the initial dividend periods generally will be
                          determined at an auction run by The Bank of New York
                          as auction agent for the Fund. The auction agent will
                          enter into agreements with Merrill Lynch and A.G.
                          Edwards and may enter into similar agreements with one
                          or more

                          other broker-dealers selected by the Fund, which provide for the participation of such broker-dealers in auctions. See "The Auction--General."

                          An auction to determine the dividend rate for each series of AMPS (other than the initial dividend period therefor) will be held on the first business day preceding the first day of such period, which first day is also a dividend payment date for the preceding dividend period. Auctions for shares of AMPS for dividend periods after the initial dividend period normally will be held every Monday for Series M7 AMPS and every fourth Wednesday for Series W28 AMPS, and each subsequent dividend period normally will begin on the following Tuesday for Series M7 AMPS and Thursday for Series W28 AMPS (also a dividend payment date). If the Fund includes any net capital gain or other income subject to regular federal income taxes in any dividend on shares of AMPS without providing prior notice, the Fund will make additional payments to holders of AMPS. See "The Auction--Auction
                          Procedures--Auction Date; Advance Notice of Allocation of Taxable Income; Inclusion of Taxable Income in
                          Dividends."

                          PLACING ORDERS. On or prior to each auction date, each beneficial owner of AMPS may submit to its broker-dealer by telephone a:

                            (i) Hold Order--indicating the number of shares of AMPS, if any, that owner desires to continue to hold without regard to the dividend rate for the next dividend period;

                            (ii) Bid--indicating the number of shares of AMPS, if any, that owner desires to continue to hold, provided that the dividend rate for the next dividend period is not less than the rate specified in the bid; and/or

                            (iii) Sell Order--indicating the number of shares of AMPS, if any, that owner offers to sell without regard to the dividend rate for the next dividend period for such shares.

                          Additionally, on or prior to each auction date, broker-dealers will contact their customers who may wish to buy AMPS to determine whether such customers desire to submit bids indicating the number of shares of AMPS which they offer to purchase provided that the dividend rate for the next dividend period is not less than the rate specified in such bids.

                          Any bid by a beneficial owner of AMPS specifying a rate higher than the maximum applicable rate will be treated as a sell order, and any bid by a potential purchaser of AMPS specifying a rate higher than the maximum applicable rate will not be considered.

                          Each purchase or sale in an auction will be settled on the business day next succeeding the auction date at a price per share equal to $25,000.

                          If one or more orders covering in the aggregate all of the outstanding shares of AMPS held by a beneficial owner are not submitted to the auction agent, the auction agent shall deem a hold order (in the case of an auction relating to a dividend period which is not a special dividend period of more than 91 days) and a sell order (in the case of an auction relating to a special dividend period of more than 91 days) to have been submitted on behalf of such beneficial owner covering the number of shares of AMPS held by such beneficial owner and not subject to orders submitted to the auction agent. See "The
                          Auction--Auction Procedures--Orders by Beneficial
                          Owners, Potential Beneficial Owners, Existing Holders and Potential Holders."

                          SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION
                          AGENT. Prior to 1:00 p.m., New York City time, on each auction date, or such other time on the auction date as may be specified by the auction agent, each broker-dealer will submit to the auction agent in writing or through a mutually acceptable electronic means all orders obtained by it for the auction to be conducted on such date. Any order submitted by a customer to its broker-dealer, or by a broker-dealer to the auction agent, shall be irrevocable. See "The
                          Auction--Auction Procedures--Submission of Orders by
                          Broker-Dealers to Auction Agent."

                          DETERMINATION OF DIVIDEND RATE. The auction agent will assemble all orders submitted or deemed submitted to it by the broker-dealers and will determine the excess of the number of outstanding shares of AMPS over the number of outstanding shares of AMPS subject to submitted hold orders (available AMPS) and whether sufficient clearing bids have been made in such auction. Sufficient clearing bids will have been made if the number of outstanding shares of AMPS that are the subject of bids of potential purchasers with rates per annum not higher than the maximum applicable rate equals or exceeds the number of outstanding shares that are the subject of sell orders (including the number of shares subject to bids of existing holders specifying rates per annum higher than the maximum applicable rate).

                          If sufficient clearing bids have been made, the auction agent will determine the lowest rate per annum specified in the bids which would result in the number of shares subject to bids specifying such rate per annum or a lower rate per annum being at least equal to the available AMPS. If sufficient clearing bids have been made, this rate will be the dividend rate for the next dividend period.

                          If sufficient clearing bids have not been made (other than because all outstanding shares of AMPS are the subject of hold orders), the dividend period next following the auction automatically will be a 7-day period in the case of the Series M7 AMPS and a 28-day period in the case of the Series W28 AMPS, and the dividend rate for such dividend period will be equal to the maximum applicable rate. See "The
                          Auction--Auction Procedures--Determination of
                          Sufficient Clearing Bids, Winning Bid Rate and
                          Applicable Rate."

TAXATION OF
  DISTRIBUTIONS.........  Under normal market conditions, the Fund will invest at least 80% of its total assets in investment grade
                          Municipal Bonds that pay interest that is exempt from
                          regular federal income tax.

                          Accordingly, the dividends paid on the AMPS that are attributable to that interest will be similarly exempt from regular federal income tax. Such income may, however, be subject to state and local taxes. The Fund may invest up to 25% of its total assets in Municipal
                          Bonds the interest on which may be an item of tax preference for purposes of the AMT, with the result that a portion of the dividends paid to the Fund's
                          AMPS shareholders would also be such an item of tax preference. Thus, AMPS may not be a suitable investment if you are subject to the AMT or would become subject to the AMT by investing in shares of AMPS. The Fund also may realize net long- or short-term capital gains on the sale or exchange of the Municipal Bonds in its portfolio. In addition, certain of the Fund's hedging strategies may result in the Fund realizing income or gains that are subject to regular federal income tax. Distributions to AMPS shareholders of any such income or capital gain would be taxable to such shareholders when distributed to them. Any taxable income or gain earned or realized by the Fund will be allocated proportionately to the common shareholders and the holders of AMPS.
                          Accordingly, certain specified AMPS dividends may be subject to regular federal income tax on income or gains attributed to the Fund. The Fund will typically notify holders of AMPS, before any applicable auction, of the amount of any taxable income and gain for regular federal income tax purposes only to be paid for the period relating to that auction. If no such notice is given, and in certain other limited circumstances, the Fund will make holders of AMPS whole for taxes owing on dividends paid that include income and gain taxable under regular federal income taxes. See "Taxes."

RISK FACTORS............  RISKS OF INVESTING IN AMPS:

                          AUCTION RISK. An attempt to sell AMPS at an auction may fail if the auction fails; that is, if there are more AMPS offered for sale than there are buyers for those shares. As a result, an investment in AMPS may be illiquid. Neither the broker-dealers nor the Fund is obligated to purchase AMPS at an auction or otherwise, nor is the Fund required to redeem AMPS in the event of a failed auction. See "Risks--Risks of Investing in AMPS--Auction Risk."

                          RATINGS AND ASSET COVERAGE RISK. A rating agency could downgrade the AMPS, which could affect their liquidity and value. In addition, the Fund may be forced to redeem AMPS to meet regulatory or rating agency asset coverage requirements. The Fund may also voluntarily redeem AMPS under certain circumstances. The Fund may not redeem AMPS if such a redemption would cause the Fund to fail to meet regulatory or rating agency asset coverage requirements, and the Fund may not declare, pay or set apart for payment any dividend or other distribution if immediately thereafter the Fund would fail to meet regulatory asset coverage requirements.
                          See "Risks--Risks of Investing in AMPS--Ratings and
                          Asset Coverage Risk."

                          SECONDARY MARKET RISK. AMPS may sell for less than $25,000 plus unpaid distributions outside of an auction, especially when market interest rates are rising. Although the broker-dealers may maintain a secondary trading market in the AMPS outside of auctions, they are not obligated to do so, and no secondary market may develop or exist at any time for the AMPS. Because the Series W28 AMPS will have an initial dividend period of six months, purchasers of the Series W28 AMPS will have to hold their shares for a relatively long period of time before the first auction. See "Risks--Risks of Investing in AMPS--Secondary Market Risk."

                          INTEREST RATE RISK AND AMPS. AMPS generally pay dividends based on short-term interest rates. The Fund generally will purchase Municipal Bonds that pay interest at fixed or adjustable rates. If short-term interest rates rise, dividend rates on the shares of AMPS may rise so that the amount of dividends paid to the holders of shares of AMPS exceeds the income from the Fund's portfolio securities. Because income from the Fund's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the AMPS offering) is available to pay dividends on the shares of AMPS, dividend rates on the shares of AMPS would need to greatly exceed the Fund's net portfolio income before the Fund's ability to pay dividends on the shares of AMPS would be jeopardized.
                          If market interest rates rise, this could negatively impact the value of the Fund's investment portfolio, reducing the amount of assets serving as asset coverage for the AMPS.

                          LEVERAGE RISK. The Fund uses financial leverage for investment purposes by issuing AMPS. It is currently anticipated that, taking into account the AMPS being offered in this prospectus, the amount of leverage will represent approximately 38% of the Fund's Managed
                          Assets. The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies.
                          These include the possibility of higher volatility of the net asset value of the Fund and the AMPS' asset coverage. As long as the AMPS are outstanding, the Fund does not intend to utilize other forms of leverage, except to the extent leverage is deemed to be created by the Fund's use of inverse floating obligations and other derivatives. See "The Fund's
                          Investments--Description of Municipal Bonds--Indexed and Inverse Floating Rate Securities" and "The Fund's
                          Investments--Hedging Transactions."

                          RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS.
                          Restrictions imposed on the declaration and payment of dividends or other distributions to holders of the Fund's common shares and AMPS, both by the 1940 Act and by requirements imposed by rating agencies and the Statement, might impair the Fund's ability to maintain its qualification as a regulated investment company for federal income tax purposes. While the Fund intends to redeem AMPS to enable the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the
                          "Code"),

                          there can be no assurance that such actions can be effected in time to meet the Code requirements. See
                          "Taxes."

                          TAXABLE INCOME. Any taxable income or gain earned or realized by the Fund will be allocated proportionately to the common shareholders and the holders of AMPS.
                          Accordingly, certain specified AMPS dividends may be subject to regular federal income tax on income or gains attributed to the Fund. The Fund will typically notify holders of AMPS, before any applicable auction, of the amount of any taxable income and gain for regular federal income tax purposes only to be paid for the period relating to that auction. See "Taxes."

                          GENERAL RISKS OF INVESTING IN THE FUND:

                          LIMITED OPERATING HISTORY. The Fund is recently organized and has been operating for less than three months.

                          MARKET RISK AND SELECTION RISK. Market risk is the risk that the bond market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the securities that MBIA-CMC selects will underperform the bond market, the relevant market indices, or other funds with similar investment objectives and investment strategies.

                          MUNICIPAL BOND MARKET RISK. The amount of public information available about the Municipal Bonds in the Fund's portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of MBIA-CMC than that of an equity fund or taxable bond fund. The secondary market for Municipal Bonds also tends to be less well-developed, or liquid, than many other securities markets, which may adversely affect the Fund's ability to sell its bonds at attractive prices or at prices approximating those at which the Fund currently values them. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. In the event of bankruptcy of an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled.
                          See "Risks--General Risks of Investing in the
                          Fund--Municipal Bond Market Risk."

                          INTEREST RATE AND CREDIT RISK. The Fund invests in
                          Municipal Bonds which are subject to interest rate and credit risk. Interest rate risk is the risk that prices of Municipal Bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. The common share net asset value and market price per share of the bonds in which the Fund will invest will fluctuate more in response to changes in market interest rates than if the Fund invested primarily in shorter-term bonds. The Fund's use of leverage by the issuance of AMPS, and its investment in inverse floating obligations, as discussed below, may increase interest rate risk. Market interest rates for investment grade Municipal Bonds in which the Fund primarily invests have recently declined significantly below the historical average rates for such bonds and market interest rates are near historical lows. These levels increase the risk that these rates will rise in the future (which would cause the value of the Fund's net assets to decline). Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. The Fund intends to invest substantially all of its assets in Municipal Bonds that are rated investment grade by S&P, Moody's or Fitch. It may also invest in unrated Municipal Bonds that MBIA-CMC believes are of comparable quality.
                          Obligations rated in the lowest investment grade category may have certain speculative characteristics.

                          CALL AND REDEMPTION RISK. A Municipal Bond's issuer may call the bond for redemption before it matures. If this happens to a Municipal Bond held by the Fund, the Fund may lose income and may have to invest the proceeds in Municipal Bonds with lower yields.

                          PRIVATE ACTIVITY BONDS. The Fund may invest in certain tax exempt securities classified as "private activity bonds." These bonds may subject certain investors in the Fund to the AMT. The Fund may invest up to 25% of its total assets in Municipal Bonds subject to the AMT. The Fund is not restricted with respect to investing in private activity bonds that are not subject to the AMT.

                          RISKS OF TOBACCO-RELATED MUNICIPAL BONDS. The Fund may invest in Municipal Bonds that are collateralized by the proceeds from litigation against the tobacco industry. Payment by the tobacco industry participants of such proceeds is spread over a number of years and the collection and distribution of such proceeds to issuers of Municipal Bonds is dependent on the financial health of such tobacco industry participants, which cannot be assured. Additional litigation, government regulation or prohibition of the sale of tobacco products, or the seeking of protection under bankruptcy laws, could adversely affect the tobacco industry which, in turn, could have an adverse effect on tobacco-related Municipal Bonds.

                          INFLATION RISK. Inflation risk is the risk that the value of assets or income from an investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the AMPS and dividends paid thereon can decline.

                          PORTFOLIO STRATEGIES. The Fund may engage in various portfolio strategies both to seek to hedge its portfolio against adverse effects from movements in interest rates and in the securities markets generally and to seek to increase the return of the Fund. These strategies include the use of derivatives, such as exchange-traded financial futures and option contracts, options on futures contracts or over-the-counter dealer transactions in caps, swap agreements or swaptions. Such strategies subject the Fund to the risk that, if MBIA-CMC incorrectly forecasts market values, interest rates or other applicable factors, the Fund's performance could suffer. Certain of these strategies may provide investment leverage to the Fund's portfolio. The Fund is not required to use derivatives or other portfolio strategies and may not do so. Income earned by the Fund from many hedging activities will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions. There can be no assurance that the Fund's portfolio strategies will be effective.

                          DERIVATIVES RISK. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index, or the relationship between two indices.

                          The Fund may invest in a variety of derivative instruments for hedging purposes, such as exchange-traded financial futures and option contracts, options on futures contracts, or over-the-counter dealer transactions in caps, swap agreements or swaptions. The Fund may use derivatives as a substitute for taking a position in an underlying security or other asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The Fund also may use derivatives to add leverage to the portfolio and/or to hedge against increases in the Fund's costs associated with the dividend payments on the AMPS. The Fund's use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this prospectus, (see
                          "Risks--General Risks of Investing in the Fund"), such as liquidity risk, interest rate risk, credit risk, the risk of ambiguous documentation and selection risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Under the terms of certain derivative instruments, the Fund could lose more than the principal amount invested.
                          The use of derivatives also may increase the amount of taxes payable by shareholders. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

                          AFFILIATED INSURERS. Provisions of the 1940 Act may prohibit the Fund from purchasing Municipal Bonds for which MBIA Insurance Corporation and other affiliates of MBIA-CMC (collectively, "MBIA Insurers") provide financial insurance. The Fund intends to apply to the SEC for exemptive relief under the 1940 Act (the
                          "Exemptive Relief") that would permit the Fund, subject to certain conditions and limitations, to purchase Municipal Bonds insured by MBIA Insurers in the secondary market. The application for the

                          Exemptive Relief would also permit the Fund to accept certain payments that might arise from claims made upon MBIA Insurers under such insurance policies and, in connection with the Fund's acceptance of any such payments, to assign to an MBIA Insurer the Fund's rights of recovery therefor. The 1940 Act may also prohibit the Fund from purchasing Secondary Market
                          Insurance or Portfolio Insurance (as defined below under "The Fund's Investments--Insured Municipal
                          Bonds") directly or indirectly from an MBIA Insurer.
                          The application for the Exemptive Relief would not permit the Fund to engage in such purchases of Secondary Market Insurance or Portfolio Insurance, and in no event will the Fund purchase Secondary Market
                          Insurance or Portfolio Insurance directly or indirectly from an MBIA Insurer. There can be no assurance that the SEC will grant the Exemptive Relief to the Fund, and until the Exemptive Relief is granted, the Fund will not purchase Municipal Bonds insured by MBIA Insurers.

                          Because MBIA Insurers provide a substantial portion of all Original Issue, Secondary Market and Portfolio
                          Insurance for Municipal Bonds, the Fund's inability, absent the SEC's granting of the Exemptive Relief, to purchase Municipal Bonds insured by MBIA Insurers may place it at a disadvantage relative to other similar funds that may purchase such Municipal Bonds. Any such disadvantage could increase in the event that one or more of the other providers of financial insurance for Municipal Bonds experiences problems meeting its insurance obligations. However, based upon current market conditions and on the anticipated size of the Fund after the issuance of AMPS, MBIA-CMC believes that such inability will not adversely affect the Fund's ability to achieve its investment objective.

                          ANTI-TAKEOVER PROVISIONS. The Fund's Declaration and
                          By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

                          MARKET DISRUPTION. The war with Iraq, its aftermath and the continuing occupation of Iraq are likely to have a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the war and occupation cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11,
                          2001 closed some of the U.S. securities markets for a four-day period, and similar events cannot be ruled out. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers. These risks could also adversely affect individual issuers and securities markets, interest rates, auctions, secondary trading, ratings, credit risk and other factors relating to the AMPS.

                        FINANCIAL HIGHLIGHTS (UNAUDITED)

    Information contained in the table below shows the unaudited operating performance of the Fund from the commencement of the Fund's investment operations on August 27, 2003 through October 10, 2003. Since the Fund was recently organized and commenced investment operations on August 27, 2003, the information presented may not provide a meaningful picture of the Fund's operating performance.

    The following table includes selected data for a share outstanding throughout the period and other performance information derived from the Fund's Unaudited Financial Statements included in the Statement of Additional Information. It should be read in conjunction with the Unaudited Financial Statements and notes thereto.

                                                      FOR THE PERIOD
                                                     AUGUST 27, 2003*
                                                          THROUGH
                                                     OCTOBER 10, 2003
                                                    -------------------
PER COMMON SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD**............       $  14.33
                                                         --------
INVESTMENT OPERATIONS:
  Net investment income...........................           0.06
  Net realized and unrealized gain on
    investments...................................           0.13
                                                         --------
    Total from investment operations..............           0.19
                                                         --------
CAPITAL CHARGE WITH RESPECT TO ISSUANCE OF COMMON
  SHARES..........................................          (0.03)
                                                         --------
NET ASSET VALUE, END OF PERIOD....................       $  14.49
                                                         ========
PER SHARE MARKET PRICE, END OF PERIOD.............       $  14.92
                                                         ========
TOTAL INVESTMENT RETURN(1)........................          (0.53)%

RATIOS/SUPPLEMENTAL DATA
Ratios to average net assets:(2),(3)
Expenses (net of fee waivers).....................           0.91%
Expenses (excluding fee waivers)..................           1.06%
Net investment income.............................           3.56%
Portfolio turnover rate...........................             44%
Net assets, end of period (in 000's)..............       $114,183

-------------------

  *  Commencement of investment operations.
 ** Initial public offering price of $15.00 per share less underwriting discount of $0.675 per share.
(1) Total investment return is calculated assuming a purchase of common shares at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. The total investment return, which is for less than a full year, is not annualized. Past performance is not a guarantee of future results.
(2)  Annualized.
(3) These ratios may not be indicative of future results due to the short operating history of the Fund. Please refer to the Fund's common shares prospectus for the estimated expense ratio.

                                    THE FUND

    The Fund is a recently organized, diversified, closed-end management investment company. The Fund was formed under the laws of the State of Delaware on May 20, 2003, and is registered under the 1940 Act. The Fund's principal office is located at 113 King Street, Armonk, New York 10504, and its telephone number is (914) 273-4545.

    The Fund commenced investment operations on August 27, 2003 upon the closing of an initial public offering of 7,100,000 common shares. The net proceeds of such offering were approximately $101,494,500 after the payment of offering expenses and the deduction of the sales load. In connection with the initial public offering of the Fund's common shares, the underwriters were granted an option to purchase up to an additional 1,065,000 common shares to cover overallotments. On September 10, 2003, the Fund issued an additional 600,000 common shares pursuant to the underwriters' partial exercise of the overallotment option for additional net proceeds to the Fund of $8,577,000. On October 10, 2003, the Fund issued an additional 175,000 common shares pursuant to the underwriters' further partial exercise of the overallotment option for additional net proceeds to the Fund of $2,501,625.

                                USE OF PROCEEDS

    The net proceeds of this offering will be approximately $68,465,500 after payment of the sales load and estimated offering expenses of $290,000.

    The net proceeds of this offering will be invested in accordance with the Fund's investment objective and policies within approximately three months after completion of this offering of the AMPS, depending on market conditions and the availability of appropriate securities. Pending such investment, it is anticipated that the proceeds will be invested in short term, tax-exempt securities. See "The Fund's Investments--Investment Objective and Policies."

                                 CAPITALIZATION
                                  (UNAUDITED)

    The following table sets forth the unaudited capitalization of the Fund as of October 10, 2003 and as adjusted to give effect to the issuance of the AMPS offered hereby.

                                                       ACTUAL     AS ADJUSTED
                                                    ------------  ------------
  Shareholders' equity:
      Preferred Shares of Beneficial Interest, par
        value $.001 per share (2,778 shares of
        AMPS issued and outstanding, as adjusted,
        at $25,000 per share liquidation
        preference)...............................  $         --  $ 69,450,000
      Common Shares of Beneficial Interest, par
        value $.001 per share (7,881,981 shares
        issued and outstanding)...................         7,882         7,882
  Paid-in capital in excess of par value..........   112,665,037   111,680,537
  Undistributed investment income--net............       473,078       473,078
  Accumulated net realized gain on investment
    transactions..................................       256,796       256,796
  Unrealized appreciation on investments--net.....       780,114       780,114
  Net assets......................................  $114,182,907  $182,648,407
                                                    ============  ============

                             PORTFOLIO COMPOSITION

    As of October 10, 2003, approximately 94.2% of the market value of the Fund's portfolio was invested in investment grade Municipal Bonds and approximately 5.8% of the market value of the Fund's portfolio was invested in investment grade short term investments. The following table sets forth certain information with respect to the composition of the Fund's Municipal Bond investment portfolio as of October 10, 2003.

                                                          VALUE
MOODY'S*      FITCH*       S&P*     NUMBER OF ISSUES  (IN THOUSANDS)   PERCENT
--------    ----------  ----------  ----------------  --------------  ---------
Aaa         AAA         AAA                   14         $48,395        45.6%
Aa          AA          AA                     3          12,531        11.8%
A           A           A                     11          32,401        30.5%
Baa         BBB         BBB                    6          12,815        12.1%
NR**        NR**        NR**                   0               0           0%
                                       ---------         -------        ----
Total                                         34         106,142         100%
                                       =========         =======        ====

-------------------

  * Ratings: Using the higher of Moody's, S&P or Fitch ratings on the Fund's investments. Moody's rating categories may be modified further by a 1, 2 or 3 in Aa, A and Baa ratings. S&P rating categories may be modified further by a plus (+) or minus (-) in AA, A and BBB ratings. Fitch rating categories may be modified further by a plus (+) or minus (-) in AA, A and BBB ratings.
 **  Not Rated.

                             THE FUND'S INVESTMENTS

INVESTMENT OBJECTIVE AND POLICIES

    The Fund's investment objective is to provide its common shareholders with high current income exempt from regular federal income tax while seeking to protect the value of the Fund's assets during periods of interest rate volatility. The Fund's investment objective is a fundamental policy that may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). There can be no assurance that the Fund's investment objective will be realized.

    Under normal market conditions, the Fund seeks to achieve its objective by investing at least 80% of its total assets in investment grade Municipal Bonds. The Fund's policy of investing at least 80% of its total assets in investment grade Municipal Bonds is a fundamental policy that may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). Under normal market conditions, the Fund will invest substantially all of its total assets in securities of investment grade quality. In addition, under normal market conditions, MBIA-CMC expects to maintain the duration of the Fund's portfolio between five and fourteen years. There is no limit on the remaining maturity or duration of any individual Municipal Bond invested in by the Fund. These are non-fundamental policies and may be changed by the Fund's Board of Trustees.

    MBIA-CMC may, as a non-fundamental policy, utilize a variety of hedging strategies to seek to protect the value of the Fund's assets against the volatility of interest rate changes and other market movements. The Fund may seek to hedge its portfolio against changes in interest rates using exchange-traded financial futures and option contracts or through over-the-counter dealer transactions in caps, swap agreements or swaptions. There is no assurance that the Fund will undertake any such hedging transactions or that, if undertaken, any such hedging strategies will be successful.

    The Fund intends to invest in Municipal Bonds that are commonly referred to as "investment grade" securities, which are obligations rated at the time of purchase within the four highest quality ratings as determined by either Moody's (currently Aaa, Aa, A and Baa), S&P (currently AAA, AA, A and BBB) or Fitch (currently AAA, AA, A and BBB). The Fund may also invest in unrated securities that will possess creditworthiness comparable, in the opinion of MBIA-CMC, to those of investment grade quality. Securities rated in the lowest investment grade category may be considered to have speculative characteristics.

    Certain Municipal Bonds may be entitled to the benefits of letters of credit or similar credit enhancements issued by financial institutions. In such instances, the Trustees and MBIA-CMC will take into account in assessing the quality of such bonds not only the creditworthiness of the issuer of such bonds but also the creditworthiness of the financial institution that provides the credit enhancement.

    As a diversified investment company, the Fund may not, with respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any single issuer or purchase more than 10% of the outstanding voting securities of any one issuer (excluding the U.S. Government, its agencies and instrumentalities and securities issued by other investment companies). The Fund may invest 25% or more of its total assets in Municipal Bonds of issuers in the same economic sector; however, the Fund will not invest 25% or more of its total assets in any one of the industries comprising an economic sector.

    The value of bonds and other fixed income obligations may fall when interest rates rise and rise when interest rates fall. In general, bonds and other fixed income obligations with longer maturities will be subject to greater volatility resulting from interest rate fluctuations than will similar obligations with shorter maturities. One measure of the sensitivity of a security's price to changes in interest rates is "duration." Unlike final maturity, duration takes account of all payments made over the life of the security. Typically, with a 1% change in interest rates, an investment's value may be expected to move in the opposite direction approximately 1% for each year of its duration. The greater a portfolio's duration, the greater the change in the portfolio's value in response to changes in interest rates. MBIA-CMC intends to increase or reduce the Fund's portfolio duration based on its interest rate outlook. When MBIA-CMC expects interest rates to fall, it attempts to maintain a longer portfolio duration. When MBIA-CMC expects interest rates to increase, it attempts to shorten the portfolio's duration. Generally, as is the case with any investment grade fixed income obligations, Municipal Bonds with longer maturities tend to produce higher yields. Under normal market conditions, however, such yield-to-maturity increases tend to decline in the longer maturities (i.e., the slope of the yield curve flattens). At the same time, due to their longer exposure to interest rate risk, prices of longer term obligations are subject to greater market fluctuations as a result of changes in interest rates. Based on the foregoing premises, MBIA-CMC believes that the yield and price volatility characteristics of an intermediate term portfolio generally offer an attractive trade-off between return and risk. Under normal market conditions, the Fund expects to maintain a dollar-weighted average portfolio duration of five to fourteen years. There may be market conditions, however, where an intermediate term portfolio may be less attractive due to the fact that the Municipal Bond yield curve changes from time to time depending on supply and demand forces, monetary and tax policies and investor expectations. As a result, there may be situations where investments in individual Municipal Bonds with longer remaining maturities may be more attractive than individual intermediate term Municipal Bonds.

    For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 20% of its total assets in taxable money market obligations with a maturity of one year or less (such short term obligations being referred to herein as "Temporary Investments"). In addition, the Fund reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of MBIA-CMC, prevailing market or financial conditions warrant. These investments will yield taxable income. From time to time, the Fund may also realize taxable capital gains.

    The Fund also may invest in variable rate demand obligations ("VRDOs") and VRDOs in the form of participation interests ("Participating VRDOs") in variable rate tax exempt obligations held by a financial institution. For additional information on VRDOs, see "The Fund's Investments--Other Investment Policies--VRDOs and Participating VRDOs" in the Statement of Additional Information. The Fund is also authorized to invest in indexed and inverse floating obligations for hedging purposes and to enhance income. The Fund will not purchase an inverse floating rate obligation if the ratio of the aggregate dollar amount of floating-rate instruments to inverse floating-rate instruments issued by the same issuer exceeds one to one.

    The Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund believes the income from such securities to be exempt from regular federal income taxation ("Non-Municipal Tax Exempt Securities"). In making such determination, the Fund will rely on the opinion of bond counsel on the original issue of such securities and may (but is not required to) seek the additional opinion of a nationally-recognized bond counsel. Non-Municipal Tax Exempt Securities could include trust certificates or other instruments evidencing interest in one or more long term municipal securities. Non-Municipal Tax Exempt Securities also may include securities issued by other investment companies that invest in municipal bonds, to the extent such investments are permitted by applicable law. Non-Municipal Tax Exempt Securities will be considered "Municipal Bonds" for purposes of the Fund's investment objective and policies. Interest received on certain otherwise tax exempt securities that are classified as "private activity bonds" (in general, bonds that benefit non-governmental entities) may be subject to the AMT. The percentage of the Fund's total assets invested in "private activity bonds" will vary during the year. Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.

    If you are, or as a result of investment in the Fund would become, subject to the AMT, the Fund may not be a suitable investment for you because the Fund may invest up to 25% of its total assets in Municipal Bonds the interest on which is subject to the AMT. Special rules apply to corporate holders. In addition, capital gain dividends will be subject to capital gains taxes. See "Taxes."

    The risks and special considerations involved in investment in Municipal Bonds vary with the types of instruments being acquired. Investments in Non-Municipal Tax Exempt Securities may present similar risks, depending on the particular product. See "Risks--Municipal Bond Market Risk." Certain instruments in which the Fund may invest may be characterized as derivative instruments. See "--Description of Municipal Bonds" and "--Hedging Transactions--Financial Futures Transactions and Options."

DESCRIPTION OF MUNICIPAL BONDS

    Set forth below is a detailed description of the Municipal Bonds in which the Fund may invest. Information with respect to ratings assigned to tax exempt obligations that the Fund may purchase is set forth in Appendix A to the Statement of Additional Information.

    The Fund will analyze a number of different factors in selecting Municipal Bonds for its portfolio. In addition to credit risk, there are a number of other factors which will enter the decision-making process. First, the Fund will seek to maintain a diversified portfolio of Municipal Bonds. The remaining factors will include duration risk, that is, the relative volatility and sensitivity of the bond to changes in interest rates, and liquidity, or the ability of the bond to be bought and sold in the public markets at the tightest possible bid/ask spread. As a relative value investor, the Fund (subject to its diversification objectives) will seek the highest possible risk-adjusted return in a Municipal Bond when all of the factors, including issuer-specific credit risk, are arrayed.

    Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of bonds are issued by or on behalf of public authorities to finance various privately owned or operated facilities, including certain facilities for the local furnishing of electric energy or gas, sewage facilities, solid waste disposal facilities and other specialized facilities. Such obligations are deemed Municipal Bonds if the interest paid thereon is exempt from regular federal income tax. Other types of industrial development bonds or private activity bonds, the proceeds of which are used for the construction, equipment or improvement of privately operated industrial or commercial facilities, may constitute Municipal Bonds, although the current Federal tax laws place substantial limitations on the size of such issues. The interest on Municipal Bonds may bear a fixed rate or be payable at a variable or floating rate. The two principal classifications of Municipal Bonds are "general obligation" and "revenue" bonds, which latter category includes industrial development bonds ("IDBs") and, for bonds issued after August 15, 1986, private activity bonds ("PABs").

    GENERAL OBLIGATION BONDS. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity's creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state's industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on Federal or state aid, access to capital markets or other factors beyond the state's or entity's control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer's maintenance of its tax base.

    REVENUE BONDS. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as payments from the user of the facility being financed; accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source.

    IDBS AND PABS. The Fund may purchase IDBs and PABs. IDBs and PABs are, in most cases, tax exempt securities issued by states, municipalities or public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction or improvement of a facility to be used by the entity. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity which may or may not be guaranteed by a parent company or otherwise secured. IDBs and PABs generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, an investor should be aware that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. Continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity's dependence on revenues for the operation of the particular facility being financed.

    MORAL OBLIGATION BONDS. The Fund also may invest in "moral obligation" bonds which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

    MUNICIPAL LEASE OBLIGATIONS. Also included within the general category of Municipal Bonds are certificates of participation ("COPs") issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called "lease obligations") relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the issuer's unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain investments in lease obligations may be illiquid. The Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 15% of the Fund's net assets. The Fund may, however, invest without regard to such limitation in lease obligations which MBIA-CMC, pursuant to guidelines which have been adopted by the Board of Trustees and subject to the supervision of the Board, determines to be liquid. MBIA-CMC will deem lease obligations to be liquid if they are publicly offered and have received an investment grade rating of Baa or better by Moody's, or BBB or better by S&P or Fitch. Unrated lease obligations will be considered liquid if the obligations come to the market through an underwritten public offering and at least two dealers are willing to give competitive bids. In reference to the latter, MBIA-CMC must, among other things, also review the creditworthiness of the entity obligated to make payment under the lease obligation and make certain specified determinations based on such factors as the existence of a rating or credit enhancement such as insurance, the frequency of trades or quotes for the obligation and the willingness of dealers to make a market in the obligation.

    WHEN ISSUED SECURITIES, DELAYED DELIVERY SECURITIES AND FORWARD
COMMITMENTS. The Fund may purchase or sell securities that it is entitled to receive or deliver on a when issued basis. The Fund may also purchase or sell securities on a delayed delivery basis. The Fund may also purchase or sell securities through a forward commitment. These transactions involve the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The purchase will be recognized on the date the Fund enters into the commitment and the value of the securities will thereafter be reflected in the Fund's net asset value. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. The Fund has not established any limit on the percentage of its assets that may be committed in connection with these transactions. When the Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

    There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. A default by a counter party may result in the Fund missing the opportunity of obtaining a price considered to be advantageous. The value of securities in these transactions on the delivery date may be more or less than the Fund's purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

    INDEXED AND INVERSE FLOATING RATE SECURITIES. The Fund may invest in Municipal Bonds that yield a return based on a particular index of value or interest rates. For example, the Fund may invest in Municipal Bonds that pay interest based on an index of Municipal Bond interest rates. The principal amount payable upon maturity of certain Municipal Bonds also may be based on the value of the index. To the extent the Fund invests in these types of Municipal Bonds, the Fund's return on such Municipal Bonds will be subject to risk with respect to the value of the particular index. Interest and principal payable on the Municipal Bonds may also be based on relative changes among particular indices. Also, the Fund may invest in so called "inverse floating obligations" or "residual interest bonds" on which the interest rates vary inversely with a short term floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short term tax exempt interest rate index). The Fund may purchase synthetically created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when short term interest rates increase, and will increase when short term interest rates decrease. To seek to limit the volatility of these securities, the Fund may purchase inverse floating obligations with shorter-term maturities or which contain limitations on the extent to which the interest rate may vary. The Fund will not purchase an inverse floating rate obligation if the ratio of the aggregate dollar amount of floating-rate instruments to inverse floating-rate instruments issued by the same issuer exceeds one to one. Certain investments in such obligations may be illiquid. The Fund may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 15% of the Fund's net assets. The use of inverse floating obligations may amplify the effects of the Fund's use of leverage.

    YIELDS. Yields on Municipal Bonds are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the financial condition of the issuer, the maturity of the obligation and the rating of the issue. The ability of the Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. There are variations in the risks involved in holding Municipal Bonds, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of owners of Municipal Bonds and the obligations of the issuer of such Municipal Bonds may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally and to general equitable principles, which may limit the enforcement of certain remedies.

INSURED MUNICIPAL BONDS

    The Fund may acquire Municipal Bonds that are covered by insurance guaranteeing the timely payment of principal and interest thereon. These Municipal Bonds may be (i) covered by an insurance policy applicable to a specific security and obtained by the issuer of the security or a third party at the time of original issuance ("Original Issue Insurance"), (ii) covered by an insurance policy applicable to a specific security and obtained by the Fund or a third party subsequent to the time of original issuance ("Secondary Market Insurance") or (iii) covered by a master municipal insurance policy purchased by the Fund ("Portfolio Insurance").

    A Municipal Bond covered by Original Issue Insurance or Secondary Market Insurance is itself typically assigned the same rating as that of the insurer. For example, if the insurer has a rating of Aaa or AAA, a bond covered by an Original Issue Insurance or Secondary Market Insurance policy from that insurer would also typically be assigned the same rating. Such a Municipal Bond would generally be assigned a lower rating if the ratings were based instead upon the credit characteristics of the issuer without regard to the insurance feature. By way of contrast, the rating, if any, assigned to a Municipal Bond insured under Portfolio Insurance will be based primarily upon the credit characteristics of the issuer, without regard to the insurance feature, and therefore will generally carry a rating that is below Aaa or AAA. While in the portfolio of the Fund, however, a Municipal Bond backed by Portfolio Insurance from a particular insurer will effectively be of the same credit quality as a Municipal Bond issued by an issuer of comparable credit characteristics that is backed by Original Issue Insurance or Secondary Market Insurance from that insurer.

    AFFILIATED INSURERS. Provisions of the 1940 Act may prohibit the Fund from purchasing Municipal Bonds for which MBIA Insurers provide financial insurance. The Fund intends to apply to the SEC for the Exemptive Relief that would permit the Fund, subject to certain conditions and limitations, to purchase Municipal Bonds insured by MBIA Insurers in the secondary market. The application for the Exemptive Relief would also permit the Fund to accept certain payments that might arise from claims made upon MBIA Insurers under such insurance policies and, in connection with the Fund's acceptance of any such payments, to assign to an MBIA Insurer the Fund's rights of recovery therefor. The 1940 Act may also prohibit the Fund from purchasing Secondary Market Insurance or Portfolio Insurance directly or indirectly from an MBIA Insurer. The application for the Exemptive Relief would not permit the Fund to engage in such purchases of Secondary Market Insurance or Portfolio Insurance, and in no event will the Fund purchase Secondary Market Insurance or Portfolio Insurance directly or indirectly from an MBIA Insurer. There can be no assurance that the SEC will grant the Exemptive Relief to the Fund, and until the Exemptive Relief is granted, the Fund will not purchase Municipal Bonds insured by MBIA Insurers.

HEDGING TRANSACTIONS

    The Fund may hedge all or a portion of its portfolio investments against fluctuations in interest rates or other market movements through the use of exchange-traded financial futures and options contracts, options on futures contracts or through over-the-counter dealer transactions in caps, swap agreements or swaptions. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of the Fund's common shares, the net asset value of the Fund's common shares will fluctuate. Income earned by the Fund from many hedging activities will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions.

If effectively used, hedging strategies will offset in varying percentages losses incurred on the Fund's investments due to adverse interest rate changes or other market movements. There can be no assurance that the Fund's hedging transactions will be effective. Furthermore, the Fund may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur. The Fund has no obligation to enter into hedging transactions and may choose not to do so.

    FINANCIAL FUTURES TRANSACTIONS AND OPTIONS. The Fund is authorized to purchase and sell certain exchange-traded financial futures contracts ("financial futures contracts") solely for the purpose of hedging its investments in Municipal Bonds against declines in value and to hedge against increases in the cost of securities it intends to purchase. However, any transactions involving financial futures or options (including puts and calls associated therewith) will be in accordance with the Fund's investment policies and limitations. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract, or in the case of index-based futures contracts to make and accept a cash settlement, at a specific future time for a specified price. To hedge its portfolio, the Fund may take an investment position in a futures contract that will move in the opposite direction from the portfolio position being hedged. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts.

    Distributions, if any, of net long term capital gains from certain transactions in futures or options are taxable at long term capital gains rates for federal income tax purposes. See "Taxes" in this prospectus and in the Statement of Additional Information.

    FUTURES CONTRACTS. A futures contract is an agreement between two parties to buy and sell a security or, in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction. Futures contracts have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").

    The Fund may also purchase and sell financial futures contracts on U.S. Government securities as a hedge against adverse changes in interest rates as described below in "--Futures Strategies." With respect to U.S. Government securities, currently there are financial futures contracts based on long term U.S. Treasury bonds, Treasury notes, Government National Mortgage Association ("GNMA") Certificates and U.S. Treasury bills. The Fund may purchase and write call and put options on futures contracts on U.S. Government securities and purchase and sell futures contracts based on a long term Municipal Bond index developed by the Chicago Board of Trade and The Bond Buyer (the "Municipal Bond Index") in connection with its hedging strategies.

    FUTURES STRATEGIES. The Fund may sell a financial futures contract (i.e., assume a short position) in anticipation of a decline in the value of its investments in Municipal Bonds resulting from an increase in interest rates or otherwise. The risk of decline could be reduced without employing futures as a hedge by selling such Municipal Bonds and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and typically would reduce the average yield of the Fund's portfolio securities as a result of the shortening of maturities. The sale of futures contracts provides an alternative means of hedging against declines in the value of its investments in Municipal Bonds. As such values decline, the value of the Fund's positions in the futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund's Municipal Bond investments that are being hedged. While the Fund will incur commission expenses in selling and closing out futures positions, commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of Municipal Bonds. In addition, the ability of the Fund to trade in the standardized contracts available in the futures markets may offer a more effective defensive position than a program to reduce the average maturity of the portfolio securities due to the unique and varied credit and technical characteristics of the municipal debt instruments available to the Fund. Employing futures as a hedge also may permit the Fund to assume a defensive posture without reducing the yield on its investments beyond any amounts required to engage in futures trading.

    When the Fund intends to purchase Municipal Bonds, the Fund may purchase futures contracts as a hedge against any increase in the cost of such Municipal Bonds, resulting from a decrease in interest rates or otherwise, that may occur before such purchases can be effected. Subject to the degree of correlation between the Municipal Bonds and the futures contracts, subsequent increases in the cost of Municipal Bonds should be reflected in the value of the futures held by the Fund. As such purchases are made, an equivalent amount of futures contracts will be closed out. Due to changing market conditions and interest rate forecasts, however, a futures position may be terminated without a corresponding purchase of portfolio securities.

    CALL OPTIONS ON FUTURES CONTRACTS. The Fund may also purchase and sell exchange traded call and put options on financial futures contracts. The purchase of a call option on a futures contract is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. Like the purchase of a futures contract, the Fund will purchase a call option on a futures contract to hedge against a market advance when the Fund is not fully invested.

    The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings.

    PUT OPTIONS ON FUTURES CONTRACTS. The purchase of a put option on a futures contract is analogous to the purchase of a protective put option on portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates. The Fund may purchase put options on Treasury bond and/or Treasury note futures contracts.

    The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of Municipal Bonds which the Fund intends to purchase.

    The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a futures contract involves risks similar to those relating to futures contracts.

    RESTRICTIONS ON USE OF FUTURES TRANSACTIONS. While the Fund has filed a notice with the CFTC, it is not subject to any CFTC-imposed restrictions on trading in futures contracts or options thereon. The

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Fund is, however, subject to other CFTC rules such as the general antifraud provisions, prohibitions on manipulation and trade reporting requirements.

    When the Fund purchases a futures contract, or writes a put option or purchases a call option thereon, it will maintain an amount of cash, cash equivalents (e.g., high grade commercial paper and daily tender adjustable notes) or liquid securities in a segregated account with the Fund's custodian, so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the futures contracts, thereby ensuring that the use of such futures contract is unleveraged. It is not anticipated that transactions in futures contracts will have the effect of increasing portfolio turnover.

    RISK FACTORS IN FUTURES TRANSACTIONS AND OPTIONS. Investment in futures contracts involves the risk of imperfect correlation between movements in the price of the futures contract and the price of the security being hedged. The hedge will not be fully effective when there is imperfect correlation between the movements in the prices of two financial instruments. For example, if the price of the futures contract moves more than the price of the hedged security, the Fund will experience either a loss or gain on the futures contract which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts.

    The particular municipal bonds comprising the index underlying the Municipal Bond Index financial futures contract may vary from the bonds held by the Fund. As a result, the Fund's ability to hedge effectively all or a portion of the value of its Municipal Bonds through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the Municipal Bonds held by the Fund. The correlation may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Fund's investments as compared to those comprising the Municipal Bond Index and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Bond Index may be subject to change over time as additions to and deletions from the Municipal Bond Index alter its structure. The correlation between futures contracts on U.S. Government securities and the Municipal Bonds held by the Fund may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of Municipal Bonds held by the Fund may be greater. Municipal Bond Index futures contracts were approved for trading in 1986. Trading in such futures contracts may tend to be less liquid than trading in other futures contracts. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

    There can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close out a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out futures positions also could have an adverse impact on the Fund's ability to hedge effectively its investments in Municipal Bonds. The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. The Fund will enter into a futures position only if, in the judgment of MBIA-CMC, there appears to be an actively traded secondary market for such futures contracts.

    The successful use of transactions in futures and related options also depends on the ability of MBIA-CMC to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a futures contract or option is held by the Fund or such rates move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

    Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contracts can result in substantial unrealized gains or losses. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a financial futures contract. Because the Fund will engage in the purchase and sale of futures contracts solely for hedging purposes, however, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset in whole or in part by increases in the value of securities held by the Fund or decreases in the price of securities the Fund intends to acquire.

    The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option on a futures contract also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

    CAPS. The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount of such cap. To the extent that there is a decline in interest rates for maturities equal to the remaining term of the interest rate cap, the value of the cap (which initially has a value of zero) could decline, and could result in a decline in the net asset value of the common shares of the Fund. If, on the other hand, such rates were to increase, the value of the cap could increase, and thereby increase the net asset value of the common shares. As interest rate caps approach their maturity, their positive or negative value due to interest rate changes will approach zero.

    INTEREST RATE SWAPS AND OPTIONS THEREON ("SWAPTIONS"). The Fund may enter into interest rate swap agreements and may purchase and sell put and call options on such swap agreements, commonly referred to as swaptions. The Fund will enter into such transactions for hedging some or all of its interest rate exposure in its holdings of Municipal Bonds. Interest rate swap agreements and swaptions are highly specialized investments and are not traded on or regulated by any securities exchange or regulated by the CFTC or the SEC.

    An interest rate swap is an agreement between two parties where one party agrees to pay a contractually stated fixed income stream, usually denoted as a fixed percentage of an underlying notional amount, in exchange for receiving a variable income stream and denoted as a percentage of the underlying notional amount. From the perspective of a fixed rate payer, if interest rates rise, the payer will expect a rising level of income since the payer is a receiver of floating rate income. This would cause the value of the swap contract to rise in value, from the payer's perspective, because the discounted present value of its obligatory payment stream is diminished at higher interest rates, all at the same time it is receiving higher income. Alternatively, if interest rates fall, the reverse occurs and it simultaneously faces the prospects of both a diminished floating rate income stream and a higher discounted present value of its fixed rate payment obligation. For purposes of completing the analysis, these value changes all work in reverse from the perspective of a fixed rate receiver.

    The Fund may enter into swap transactions such as Municipal Market Data AAA Cash Curve swaps ("MMD Swaps") or Bond Market Association Municipal Swap Index swaps ("BMA Swaps"). To the extent that the Fund enters into these transactions, the Fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as a hedge or for duration or risk management rather than as a speculative investment.

    A swaption is an agreement between two parties where one party purchases the right from the other party to enter into an interest rate swap at a specified date and for a specified "fixed rate" yield (or "exercise" yield). In a pay-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a payer of fixed rate and receiver of variable rate, while the writer of the swaption has the obligation to enter into the other side of the interest rate swap. In a received-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a receiver of fixed rate and a payer of variable rate, while the writer of the swaption has the obligation to enter into the opposite side of the interest rate swap.

    A pay-fixed swaption is analogous to a put option on Treasury securities in that it rises in value as interest rate swap yields rise. A receive-fixed swaption is analogous to a call option on Treasury securities in that it rises in value as interest rate swap yields decline. As with other options on securities, indices, or futures contracts, the price of any swaption will reflect both an intrinsic value component, which may be zero, and a time premium component. The intrinsic value component represents what the value of the swaption would be if it were immediately exercisable into the underlying interest rate swap. The intrinsic value component measures the degree to which an option is in-the-money, if at all. The time premium represents the difference between the actual price of the swaption and the intrinsic value.

    The Board of Trustees has currently limited the Fund's use of interest rate swaps and swaptions as follows: (i) swaps and swaptions must be U.S. dollar denominated and used for hedging purposes only; (ii) swaps and swaptions must conform to the standards of the ISDA Master Agreement; and (iii) the counterparty must be a bank or broker/dealer firm regulated under the laws of the United States of America that is (a) on a list approved by the Fund's Board,
(b) with capital of at least $100 million, and (c) which is rated investment grade by both Moody's and S&P. These criteria can be modified by the Board at any time in its discretion.

    The use of interest rate swaps and swaptions, as the foregoing discussion suggests, is subject to risks and complexities beyond what might be encountered in standardized, exchange traded options and futures contracts. Such risks include operational risks, valuation risks, credit risks and/or counterparty risk (i.e., the risk that the counterparty cannot or will not perform its obligations under the agreement). In addition, at the time the interest rate swap or swaption reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund.

    The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap or swaption will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian.

    While the Fund may utilize interest rate swaps and swaptions for hedging purposes, their use might result in poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell or pledge a portion of its underlying portfolio of securities in order to meet daily mark-to-market collateralization requirements at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Fund's portfolio holdings and swaps or swaptions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Further, the Fund's use of swaps and swaptions to reduce risk involves costs and will be subject to MBIA-CMC's ability to predict correctly changes in interest rate relationships or other factors. No assurance can be given that MBIA-CMC's judgment in this respect will be correct.

OTHER INVESTMENT POLICIES

    TEMPORARY INVESTMENTS. The Fund may invest in short term tax exempt and taxable securities subject to the limitations set forth above. The tax exempt money market securities may include municipal notes, municipal commercial paper, Municipal Bonds with a remaining maturity of less than one year, variable rate demand notes and participations therein. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and grant anticipation notes. Anticipation notes are sold as interim financing in anticipation of tax collection, bond sales, government grants or revenue receipts. Municipal commercial paper refers to short term unsecured promissory notes generally issued to finance short term credit needs. The taxable money market securities in which the Fund may invest as Temporary Investments consist of U.S. Government securities, U.S. Government agency securities, domestic bank or savings institution certificates of deposit and bankers' acceptances, short term corporate debt securities such as commercial paper and repurchase agreements. These Temporary Investments must have a stated maturity not in excess of one year from the date of purchase. The Fund may not invest in any security issued by a commercial bank or a savings institution unless the bank or institution is organized and operating in the United States, has total assets of at least one billion dollars and is a member of the Federal Deposit Insurance Corporation ("FDIC"), except that up to 10% of total assets may be invested in certificates of deposit of smaller institutions if such certificates are fully insured by the FDIC.

    REPURCHASE AGREEMENTS. The Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System, or primary dealer or an affiliate thereof in U.S. Government securities. Under such agreements, the bank or primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. In repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligations. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In a repurchase agreement, the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under such a repurchase agreement, instead of the contractual fixed rate of return, the rate of return to the Fund will be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. The Fund may not invest in repurchase agreements maturing in more than seven days if such investments, together with all other illiquid investments, would exceed 15% of the Fund's net assets.

    In general, for federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities "sold." Therefore, amounts earned under such agreements will not be considered tax exempt interest. The treatment of purchase and sales contracts is less certain.

    ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities that it cannot easily sell within seven days at current value or that have contractual or legal restrictions on resale. If the Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

    INVESTMENT IN OTHER INVESTMENT COMPANIES. The Fund may invest in other investment companies whose investment objectives and policies are consistent with those of the Fund. In accordance with the 1940 Act, the Fund may invest up to 10% of its total assets in securities of other investment companies. In addition, under the 1940 Act the Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund's total assets may be invested in securities of any one investment company. If the Fund acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of such investment companies (including management fees). Investments by the Fund in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

SUITABILITY

    The economic benefit of an investment in the Fund depends upon many factors beyond the control of the Fund, MBIA-CMC and its affiliates. Because of its emphasis on investment grade Municipal Bonds, the Fund should be considered a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares of the Fund will depend upon, among other things, such investor's investment objectives and such investor's ability to accept the risks of investing in such markets, including the loss of principal. The Fund may invest up to 25% of its total assets in Municipal Bonds subject to the AMT, and the Fund expects that a portion of the income it produces will be includable in AMT income. AMPS therefore may not be a suitable investment for investors who are subject to the AMT or who would become subject to such tax by purchasing AMPS.

    The Fund may in the future employ new or additional investment strategies and hedging instruments if those strategies and instruments are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

                                     RISKS

    RISK IS INHERENT IN ALL INVESTING. INVESTING IN ANY INVESTMENT COMPANY SECURITY INVOLVES RISK, INCLUDING THE RISK THAT YOU MAY RECEIVE LITTLE OR NO RETURN ON YOUR INVESTMENT OR EVEN THAT YOU MAY LOSE PART OR ALL OF YOUR INVESTMENT. THEREFORE, BEFORE PURCHASING THE FUND'S AMPS, YOU SHOULD CONSIDER CAREFULLY THE FOLLOWING RISKS THAT YOU ASSUME WHEN YOU INVEST IN THE FUND. AN INVESTMENT IN THE FUND'S AMPS SHOULD NOT CONSTITUTE A COMPLETE INVESTMENT PROGRAM.

RISKS OF INVESTING IN AMPS:

    AUCTION RISK. An attempt to sell AMPS at an auction may fail if the auction fails; that is, if there is more AMPS offered for sale than there are buyers for those shares. If sufficient clearing bids do not exist in an auction, the applicable rate will be the maximum applicable rate, and in such event, owners of AMPS wishing to sell will not be able to sell all, and may not be able to sell any, of such shares in the auction. As a result, an investment in AMPS may be illiquid. Neither the broker-dealers nor the Fund is obligated to purchase AMPS in an auction or otherwise, nor is the Fund required to redeem AMPS in the event of a failed auction. Also, if an investor places bid orders (orders to retain AMPS) at an auction only at a specified rate, and that bid rate exceeds the applicable rate set at the auction, the investor will not retain its AMPS. Finally, if an investor elects to retain AMPS without specifying a rate below which it would not wish to continue to hold its AMPS, and the auction sets a below-market rate, it may receive a lower rate of return on its AMPS than the market rate. See "The Auction."

    RATINGS AND ASSET COVERAGE RISK. While Moody's is expected to assign a rating of "Aaa" to the AMPS and S&P is expected to assign a rating of "AAA" to the AMPS, the ratings will not eliminate or necessarily mitigate the risks of investing in the AMPS. A rating agency could downgrade the AMPS, which may make shares of AMPS less liquid at an auction or in the secondary market. In addition, the Fund may be forced to redeem AMPS to meet regulatory or rating agency requirements. The Fund may also voluntarily redeem AMPS under certain circumstances. See "Description of AMPS--Redemption." The Fund may not redeem AMPS if such a redemption would cause the Fund to fail to meet regulatory or rating agency asset coverage requirements, and the Fund may not declare, pay or set apart for payment any dividend or other distribution if immediately thereafter the Fund would fail to meet regulatory asset coverage requirements. A material decline in the Fund's net asset value may impair the Fund's ability to maintain its required levels of asset coverage on the AMPS, or, in an extreme case, to pay dividends on AMPS. In addition, as a condition to its receipt of "Aaa" and "AAA" ratings on the AMPS, the Fund has agreed to certain investment limitations, which may restrict the Fund from making investments that MBIA-CMC believes would benefit the Fund. See "Rating Agency Guidelines" for descriptions of the significance and limitations of the ratings on the AMPS and of the asset maintenance and other tests the Fund must meet.

    SECONDARY MARKET RISK. The broker-dealers may maintain a secondary trading market in the AMPS outside of auctions; however, they have no obligation to do so, and there can be no assurance that a secondary market for the AMPS will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers, and the trading price is subject to variables to be determined at the time of the trade by the broker-dealers). The AMPS will not be registered on any stock exchange or on any automated quotation system. Investors may not be able to sell any or all of their AMPS between auctions, or may receive a purchase price of less than $25,000 per share, plus unpaid dividends. An increase in the level of interest rates likely will have an adverse effect on the secondary market price of the AMPS. Because the Series W28 AMPS will have an initial dividend period of six months, purchasers of the Series W28 AMPS will have to hold their shares for a relatively long period of time before the first auction.

    INTEREST RATE RISK AND AMPS. AMPS generally pay dividends based on short-term interest rates. The Fund generally will purchase Municipal Bonds that pay interest at fixed or adjustable rates. If short-term interest rates rise, dividend rates on the shares of AMPS may rise so that the amount of dividends paid to the holders of shares of AMPS exceeds the income from the Fund's portfolio securities. Because income from the Fund's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the AMPS offering) is available to pay dividends on the shares of AMPS, dividend rates on the shares of AMPS would need to greatly exceed the Fund's net portfolio income before the Fund's ability to pay dividends on the shares of AMPS would be jeopardized. If market interest rates rise, this could negatively impact the value of the Fund's investment portfolio, reducing the amount of assets serving as asset coverage for the AMPS.

    LEVERAGE RISK. The Fund uses financial leverage for investment purposes by issuing AMPS. It is currently anticipated that, taking into account the AMPS being offered in this prospectus, the amount of leverage will represent approximately 38% of the Fund's Managed Assets. The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of higher volatility of the net asset value of the Fund's common shares and the AMPS' asset coverage. As long as the AMPS are outstanding, the Fund does not intend to utilize other forms of leverage, except to the extent leverage is deemed to be created by the Fund's use of inverse floating obligations and other derivatives. See "The Fund's Investments--Description of Municipal Bonds--Indexed and Inverse Floating Rate Securities" and "The Fund's Investments--Hedging Transactions."

    Because the advisory fee paid to MBIA-CMC will be calculated on the basis of the Fund's Managed Assets (which equals the aggregate net asset value of the common shares plus the liquidation preference of the AMPS), the fee will be higher when leverage is utilized, giving MBIA-CMC an incentive to utilize leverage.

    RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS. Restrictions imposed on the declaration and payment of dividends or other distributions to holders of the Fund's common shares and AMPS, both by the 1940 Act and by requirements imposed by rating agencies and the Statement, might impair the Fund's ability to maintain its qualification as a regulated investment company for federal income tax purposes. While the Fund intends to redeem AMPS to enable the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code, there can be no assurance that such actions can be effected in time to meet the Code requirements. See "Taxes."

    TAXABLE INCOME. Any taxable income or gain earned or realized by the Fund will be allocated proportionately to the common shareholders and the holders of AMPS. Accordingly, certain specified AMPS dividends may be subject to regular federal income tax on income or gains attributed to the Fund. The Fund will typically notify holders of AMPS, before any applicable auction, of the amount of any taxable income and gain for regular federal income tax purposes only to be paid for the period relating to that auction. See "Taxes."

GENERAL RISKS OF INVESTING IN THE FUND:

    LIMITED OPERATING HISTORY. The Fund is recently organized and has been operating for less than three months.

    MARKET RISK AND SELECTION RISK. Market risk is the risk that the bond market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the securities that MBIA-CMC selects will underperform the bond market, the relevant market indices, or other funds with similar investment objectives and investment strategies.

    MUNICIPAL BOND MARKET RISK. The amount of public information available about the Municipal Bonds in the Fund's portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of MBIA-CMC than that of an equity fund or taxable bond fund. The secondary market for Municipal Bonds also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund's ability to sell its bonds at attractive prices or at prices approximating those at which the Fund currently values them. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of Municipal Bonds might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt.

    INTEREST RATE AND CREDIT RISK. The Fund invests in Municipal Bonds, which are subject to interest rate and credit risk. Interest rate risk is the risk that prices of Municipal Bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. The common share net asset value and market price per share of the bonds in which the Fund will invest will fluctuate more in response to changes in market interest rates than if the Fund invested primarily in shorter-term bonds. The Fund's use of leverage by the issuance of AMPS and its investment in inverse floating obligations, as described above, may increase interest rate risk. Market interest rates for investment grade Municipal Bonds in which the Fund primarily invests have recently declined significantly below the recent historical average rates for such bonds and market interest rates are now near historical lows. These levels increase the risk that these rates will rise in the future (which would cause the value of the Fund's net assets to decline). Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. The Fund intends to invest in Municipal Bonds that are rated investment grade by S&P, Moody's or Fitch. It may also invest substantially all of its assets in unrated Municipal Bonds that MBIA-CMC believes are of comparable quality. Obligations rated in the lowest investment grade category may have certain speculative characteristics.

    CALL AND REDEMPTION RISK. A Municipal Bond's issuer may call the bond for redemption before it matures. If this happens to a Municipal Bond the Fund holds, the Fund may lose income and may have to invest the proceeds in Municipal Bonds with lower yields.

    PRIVATE ACTIVITY BONDS. The Fund may invest in certain tax exempt securities classified as "private activity bonds." These bonds may subject certain investors in the Fund to the AMT. The Fund may invest up to 25% of its total assets in Municipal Bonds subject to the AMT. The Fund is not restricted with respect to investing in private activity bonds that are not subject to the AMT.

    RISKS OF TOBACCO-RELATED MUNICIPAL BONDS. The Fund may invest in Municipal Bonds that are collateralized by the proceeds from litigation against the tobacco industry. Payment by the tobacco industry participants of such proceeds is spread over a number of years and the collection and distribution of such proceeds to issuers of Municipal Bonds is dependent on the financial health of such tobacco industry participants, which cannot be assured. Additional litigation, government regulation or prohibition of the sale of tobacco products, or the seeking of protection under bankruptcy laws, could adversely affect the tobacco industry which, in turn, could have an adverse effect on tobacco-related Municipal Bonds.

    INFLATION RISK. Inflation risk is the risk that the value of assets or income from an investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the AMPS and dividends paid thereon can decline.

    PORTFOLIO STRATEGIES. The Fund may engage in various portfolio strategies both to seek to hedge its portfolio against adverse effects from movements in interest rates and in the securities markets generally and to seek to increase the return of the Fund. These strategies include the use of derivatives, such as exchange-traded financial futures and option contracts, options on futures contracts or over-the-counter dealer transactions in caps, swap agreements or swaptions. Such strategies subject the Fund to the risk that, if MBIA-CMC incorrectly forecasts market values, interest rates or other applicable factors, the Fund's performance could suffer. Certain of these strategies may provide investment leverage to the Fund's portfolio. The Fund is not required to use derivatives or other portfolio strategies and may not do so. Income earned by the Fund from many hedging activities will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions. There can be no assurance that the Fund's portfolio strategies will be effective.

    DERIVATIVES RISK. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index (or relationship between two indices). The Fund may invest in a variety of derivative instruments for hedging purposes, such as exchange-traded financial futures and option contracts, options on futures contracts or over-the-counter dealer transactions in caps, swap agreements or swaptions. The Fund may use derivatives as a substitute for taking a position in an underlying security or other asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The Fund also may use derivatives to add leverage to the portfolio and/or to hedge against increases in the Fund's costs associated with the dividend payments on the AMPS. The Fund's use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this "Risks" section of the prospectus, such as liquidity risk, interest rate risk, credit risk, leveraging risk, the risk of ambiguous documentation and selection risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Under the terms of certain derivative instrument, the Fund could lose more than the principal amount invested. The use of derivatives also may increase the amount of taxes payable by shareholders. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

    AFFILIATED INSURERS. Provisions of the 1940 Act may prohibit the Fund from purchasing Municipal Bonds for which MBIA Insurers provide financial insurance. The Fund intends to apply to the SEC for the Exemptive Relief, that would permit the Fund, subject to certain conditions and limitations, to purchase Municipal Bonds insured by MBIA Insurers in the secondary market. The application for the Exemptive Relief would also permit the Fund to accept certain payments that might arise from claims made upon MBIA Insurers under such insurance policies and, in connection with the Fund's acceptance of any such payments, to assign to an MBIA Insurer the Fund's rights of recovery therefor. The 1940 Act may also prohibit the Fund from purchasing Secondary Market Insurance or Portfolio Insurance directly or indirectly from an MBIA Insurer. The application for the Exemptive Relief would not permit the Fund to engage in such purchases of Secondary Market Insurance or Portfolio Insurance, and in no event will the Fund purchase Secondary Market Insurance or Portfolio Insurance directly or indirectly from an MBIA Insurer. There can be no assurance that the SEC will grant the Exemptive Relief to the Fund, and until the Exemptive Relief is granted, the Fund will not purchase Municipal Bonds insured by MBIA Insurers.

    Because MBIA Insurers provide a substantial portion of all Original Issue, Secondary Market and Portfolio Insurance for Municipal Bonds, the Fund's inability, absent the SEC's granting of the Exemptive Relief, to purchase Municipal Bonds insured by MBIA Insurers may place it at a disadvantage relative to other similar funds that may purchase such Municipal Bonds. Any such disadvantage could increase in the event that one or more of the other providers of financial insurance for Municipal Bonds experiences problems meeting its insurance obligations. However, based upon current market conditions and on the anticipated size of the Fund after the offering of AMPS, MBIA-CMC believes that such inability will not adversely affect the Fund's ability to achieve its investment objective.

    ANTI-TAKEOVER PROVISIONS. The Fund's Declaration and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. See "Description of AMPS--Anti-Takeover Provisions of the Agreement and Declaration of Trust."

    MARKET DISRUPTION. The war with Iraq, its aftermath and the continuing occupation of Iraq are likely to have a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the war and occupation cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period, and similar events cannot be ruled out. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers. These risks could also adversely affect individual issuers and securities markets, interest rates, auctions, secondary trading, ratings, credit risk and other factors relating to the AMPS.

    PORTFOLIO MANAGEMENT AND OTHER CONSIDERATIONS. If short term or medium term interest rates increase or other changes in market conditions occur to the point where the Fund's leverage could adversely affect holders of common shares (or in anticipation of such changes), the Fund may attempt to shorten the average maturity or duration of its investment portfolio in order to offset the negative impact of leverage. The Fund also may attempt to reduce the degree to which it is leveraged by redeeming AMPS or otherwise by purchasing AMPS. Purchases and redemptions of preferred shares, including the AMPS, whether on the open market or in negotiated transactions, are subject to limitations under the 1940 Act. In determining whether or not it is in the best interest of the Fund and its shareholders to redeem or repurchase outstanding AMPS, the Board of Trustees will take into account a variety of factors, including the following:

    -  market conditions,

    -  the ratio of preferred shares to common shares, and

    -  the expenses associated with such redemption or repurchase.

    If market conditions subsequently change, the Fund may sell previously unissued preferred shares or preferred shares that the Fund had issued but later repurchased or redeemed.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

    The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund's operations. There are six Trustees of the Fund, two of whom are "interested persons" of the Fund (as defined in the 1940 Act) and four of whom are not "interested persons." The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

THE INVESTMENT ADVISER

    MBIA-CMC, an SEC-registered investment adviser and NASD member firm, acts as the Fund's investment adviser. MBIA-CMC is located at 113 King Street, Armonk, New York 10504. MBIA-CMC is a subsidiary of MBIA Asset Management, LLC which, in turn, is a wholly-owned subsidiary of MBIA, Inc. MBIA Inc.'s largest subsidiary is MBIA Insurance Corporation ("MBIA Corp."), a leading global provider of financial guarantee insurance. MBIA Inc. is a publicly-held company whose shares trade on the New York Stock Exchange (the "NYSE") under the ticker symbol MBI.

    MBIA Corp. is the successor to the business of the Municipal Bond Insurance Association, which began writing financial guarantees for municipal bonds in 1974. MBIA Corp. is the parent of MBIA Insurance Corp. of Illinois, also referred to as "MBIA Illinois," and Capital Markets Assurance Corporation, "CapMAC," both financial guarantee companies acquired by MBIA Corp. MBIA Corp. also owns MBIA Assurance S.A., a French insurance company, which writes financial guarantee insurance in the countries of the European Community.

    MBIA Corp. has a Triple-A claims-paying rating from S&P, which it received in 1974; from Moody's, which it received in 1984; from Fitch, which it received in 1995; and from Rating and Investment Information, Inc., which it received in 1999. Obligations which are guaranteed by MBIA Corp. are rated Triple-A primarily based on these claims-paying ratings of MBIA Corp. Both S&P and Moody's have also continued the Triple-A rating on guaranteed bond issues of MBIA Illinois and CapMAC. The Triple-A ratings are important to the operation of MBIA Corp.'s business and any reduction in these ratings could have a material adverse effect on MBIA Corp.'s ability to compete and could have a material adverse effect on its business, operations and financial results.

    MBIA Corp. primarily insures obligations which are sold in the new issue and secondary markets, or which are held in unit investment trusts and by mutual funds. It also provides financial guarantees for debt service reserve funds. As a result of Triple-A ratings assigned to insured obligations, the principal economic value of financial guarantee insurance to the entity issuing the obligations is the savings in interest costs between an insured obligation and the same obligation on an uninsured basis. In addition, for complex financings and for obligations of issuers that are not well-known by investors, insured obligations receive greater market acceptance than uninsured obligations.

    MBIA Corp. issues financial guarantees for municipal bonds, asset-backed and mortgage-backed securities, investor-owned utilities bonds, bonds issued by highly rated, sovereign and sub-sovereign entities and collateralized obligations of corporations and financial institutions, both in the new issue and secondary markets. The municipal obligations that MBIA Corp. insures include tax-exempt and taxable indebtedness of states, counties, cities, utility districts and other political subdivisions, as well as airports, higher education and health care facilities and similar authorities. The asset-backed or structured finance obligations insured by MBIA Corp. typically consist of securities that are payable from or which are tied to the performance of a specific pool of assets that have a defined cash flow. These include residential and commercial mortgages, a variety of consumer loans, corporate loans and bonds and equipment and real property leases.

    MBIA-CMC is an international investment manager supervising client accounts with assets totaling approximately $27 billion as of June 30, 2003 (including $20 billion representing assets managed on behalf of clients that are affiliates of MBIA-CMC). Of that amount, approximately $9 billion represents the investment portfolio of MBIA Corp., more than half of which consists of Municipal Bonds.

INVESTMENT ADVISORY AGREEMENT

    The Investment Advisory Agreement provides that, subject to the direction of the Fund's Board of Trustees, MBIA-CMC is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with MBIA-CMC, subject to review by the Board of Trustees.

    For its services, the Fund pays MBIA-CMC a monthly fee at the annual rate of 0.39% of the Fund's Managed Assets. For purposes of this calculation, Managed Assets are determined at the end of each month on the basis of the average Managed Assets of the Fund for each day during the month. It is understood that the liquidation preference of any outstanding preferred shares (other than accumulated dividends) is not considered a liability in determining the Fund's Managed Assets. MBIA-CMC has contractually agreed to waive a portion of the advisory fees it is entitled to receive from the Fund at the annual rate of 0.09% of the Fund's Managed Assets through September 1, 2008, and at the rate of 0.042% thereafter through September 1, 2009.

    The Investment Advisory Agreement obligates MBIA-CMC to provide investment advisory services to the Fund. The Fund pays all expenses incurred in the operation of the Fund, including, among other things, expenses for legal and auditing services, fees of the Servicing Agent, taxes, costs of preparing, printing and mailing proxies, listing fees, stock certificates and shareholder reports, charges of the custodian and the transfer agent, dividend disbursing agent and registrar, SEC fees, fees and expenses of non-interested Trustees, accounting and pricing costs, insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, mailing and other expenses properly payable by the Fund. Certain accounting and administrative services are provided to the Fund by MBIA Municipal Investors Service Corporation ("MBIA-MISC"), an affiliate of MBIA-CMC, pursuant to an agreement between MBIA-MISC and the Fund. The Fund will pay the costs of these services. See "Accounting Services Provider".

    Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter if approved annually (i) by the Board of Trustees of the Fund or by a majority of the outstanding shares of the Fund and (ii) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the 1940 Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

    The Fund's portfolio managers will consider analyses from various sources, make the necessary investment decisions, and place orders for transactions accordingly. MBIA-CMC will also be responsible for the performance of certain management services for the Fund. The Fund will be managed by a team of investment professionals from MBIA-CMC. The portfolio managers primarily responsible for the Fund's day-to-day management are Clifford D. Corso, Susan A. Voltz, Michael R. Jacobson and Patrick M. Tucci.

    Mr. Corso is President of MBIA-CMC. Mr. Corso is also the Chief Investment Officer for MBIA Insurance Corporation, and a Managing Director of 1838 Investment Advisors, LLC, an affiliate company. In his role as head of MBIA-CMC, Mr. Corso is the senior portfolio manager for $27 billion in assets.

    Ms. Voltz is a Director and Senior Portfolio Manager of MBIA-CMC responsible for MBIA-CMC's tax-exempt assets under management. Prior to this assignment, Ms. Voltz was a Senior Portfolio Manager responsible for short-term taxable and tax-exempt portfolio management. Prior to joining MBIA-CMC in 1994, Ms. Voltz held a number of positions at Dean Witter Discover and Company, including Assistant Vice President, Portfolio Manager and Analyst for Dean Witter InterCapital Inc.

    Mr. Jacobson is a Director of MBIA-CMC and brings to the firm a 22 year career in municipal finance, municipal credit analysis, structured municipal finance and municipal derivatives. Mr. Jacobson currently manages a structured portfolio of municipal equipment leases and works on a number of special projects involving municipal derivatives. Prior to joining MBIA-CMC, Mr. Jacobson held senior positions in the municipal departments of Shearson Lehman Brothers, Lazard Freres & Co. and Citicorp Securities.

    Mr. Tucci is Assistant Vice President and Assistant Portfolio Manager, concentrating on tax-exempt assets under management. Prior to joining MBIA-CMC, Mr. Tucci held positions at Salomon Smith Barney in Institutional Municipal Sales and Global Equities. Prior to that, Mr. Tucci was Assistant Portfolio Manager in the Municipal Bond Group at Eaton Vance Management. Mr. Tucci is a member of the Association for Investment Management and Research and The New York Society of Security Analysts.

    Mr. Corso, Ms. Voltz, Mr. Jacobson and Mr. Tucci have been managing the Fund's portfolio since its inception.

                                     TAXES

FEDERAL INCOME TAX MATTERS

    The discussions below and in the Statement of Additional Information provide general tax information related to an investment in the AMPS. Because tax laws are complex and often change, you should consult your tax advisor about the tax consequences of an investment in the Fund.

    The Fund intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code, and intends to distribute substantially all of its net income and gains to its shareholders. Therefore, it is not expected that the Fund will be subject to any federal income tax.

    The Fund primarily will invest in Municipal Bonds, which, in the opinion of bond counsel to the issuer, are exempt from regular federal income tax. Thus, dividends the Fund pays to you will generally qualify as "exempt-interest dividends." A shareholder treats an exempt-interest dividend as interest on state and local bonds exempt from federal income tax. Different federal alternative minimum tax rules apply to individuals and to corporations.

    Although the Fund does not seek to realize taxable income or capital gains, the Fund may realize and distribute taxable income or capital gains from time to time as a result of the Fund's normal investment activities. The Fund will distribute at least annually any ordinary taxable income or net capital gain. Distributions of net short-term capital gain are taxable as ordinary income. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gains regardless of how long you have owned your AMPS.

    The Fund will allocate dividends that are treated as exempt-interest dividends and as long-term capital gain and ordinary income dividends, if any, among the common shares and AMPS in proportion to total dividends paid to each class for the taxable year. The Fund will typically notify AMPS shareholders in advance if it will allocate to them income that is not exempt from regular federal income tax. If no such notice is given, and in certain other limited circumstances, the Fund will make payments to AMPS shareholders to offset the tax effects of the taxable distribution. See "Description of AMPS --Dividends--Additional Dividends." As long as the Fund qualifies as a regulated investment company, distributions paid by the Fund generally will not be eligible (i) for the dividends received deduction available to corporate shareholders or (ii) for treatment as "qualified dividend income" in the case of individual shareholders.

    Each year, you will receive a year-end statement that describes the tax status of dividends paid to you during the preceding year, including the source of investment income by state and the portion of income that is subject to the federal alternative minimum tax.

    In order to avoid corporate taxation of its earnings and to pay exempt-interest dividends, the Fund must meet certain Internal Revenue Service ("IRS") requirements that govern the Fund's sources of income, diversification of assets and distribution of earnings to shareholders. The Fund intends to meet these requirements. If the Fund failed to do so, the Fund would be required to pay corporate taxes on its earnings and all your dividends would be taxable as ordinary income to the extent of the Fund's earnings and profits. In addition, in order for the Fund to pay exempt-interest dividends, at least 50% of the value of the Fund's total assets must consist of tax-exempt obligations at the close of each quarter of its taxable year. The Fund intends to meet this requirement. If the Fund failed to do so, it would not be able to pay exempt-interest dividends and your dividends attributable to interest received by the Fund from any source would be taxable as ordinary income.

    The sale or other disposition of AMPS will generally result in capital gain or loss to you if you hold such AMPS as capital assets. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains are eligible for reduced rates of taxation. Long-term capital gain rates for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008.

    The Fund may be required to withhold a percentage of certain of your dividends if you have not provided the Fund with your correct taxpayer identification number (for individuals, normally your Social Security number) and certain certifications, or if you are otherwise subject to backup withholding. The backup withholding percentage is 28% for amounts paid through December 31, 2010, and will be 31% thereafter. If you receive Social Security benefits, you should be aware that exempt-interest dividends are taken into account in calculating the amount of these benefits that may be subject to federal income tax. If you borrow money to buy Fund shares, you may not deduct the interest on that loan. Under IRS rules, Fund shares may be treated as having been bought with borrowed money even if the purchase of the Fund shares cannot be traced directly to borrowed money.

                              DESCRIPTION OF AMPS

GENERAL

    CERTAIN OF THE CAPITALIZED TERMS USED HEREIN ARE DEFINED IN THE GLOSSARY THAT APPEARS AT THE BACK OF THIS PROSPECTUS.

    The AMPS will be preferred shares of beneficial interest that entitle their holders to receive dividends when, as and if declared by the Board of Trustees, out of funds legally available therefor, at a rate per annum that may vary for the successive Dividend Periods. After the Initial Dividend Period, which period shall be 7 days for Series M7 AMPS and 6 months for Series W28 AMPS, each Subsequent Dividend Period for the AMPS generally will be a 7-Day Dividend Period with respect to Series M7 AMPS and a 28-Day Dividend Period with respect to Series W28 AMPS; provided however, that prior to any Auction, the Fund may elect, subject to certain limitations described herein, upon giving notice to holders thereof, a Special Dividend Period. The Applicable Rate for a particular Dividend Period will be determined by an Auction conducted on the Business Day before the start of such Dividend Period. Beneficial Owners and Potential Beneficial Owners of shares of AMPS may participate in Auctions therefor, although, except in the case of a Special Dividend Period of more than 91 days, Beneficial Owners desiring to continue to hold all of their shares of AMPS regardless of the Applicable Rate resulting from Auctions need not participate. For an explanation of Auctions and the method of determining the Applicable Rate, see "The Auction" herein and in the Statement of Additional Information.

    The following is a brief description of the terms of the shares of AMPS. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the Fund's Statement establishing the terms of the AMPS, which has been filed as an exhibit to the Registration Statement of which this prospectus is a part.

DIVIDENDS

    GENERAL. The holders of shares of AMPS will be entitled to receive, when, as and if declared by the Board of Trustees of the Fund, out of funds legally available therefor, cumulative cash dividends on their shares, at the Applicable Rate determined as set forth below under "--Determination of Dividend Rate," payable on the respective dates set forth below. Dividends on the shares of AMPS so declared and payable shall be paid (i) in preference to and in priority over any dividends so declared and payable on the Fund's common shares, and (ii) to the extent permitted under the Code, and to the extent available, out of net tax-exempt income earned on the Fund's investments. Generally, dividends on shares of AMPS, to the extent that they are derived from interest paid on Municipal Bonds, will be exempt from federal income taxes, subject to possible application of the alternative minimum tax. See "Taxes."

    Dividends on the shares of AMPS will accumulate from the date on which the Fund originally issues the shares of AMPS (the "Date of Original Issue") and will be payable on the dates described below. Dividends on shares of AMPS with respect to an Initial Dividend Period shall be payable on the applicable Initial Dividend Payment Dates, which will be November 4, 2003 for Series M7 AMPS and November 3, 2003, December 1, 2003, January 2, 2004, February 2, 2004, March 1, 2004, April 1, 2004 and April 29, 2004 for Series W28 AMPS. Following the Initial Dividend Payment Date for each series of AMPS, dividends on AMPS will be payable, at the option of the Fund, either (i) with respect to any 7-Day Dividend Period, any 28-Day Dividend Period and any Short Term Dividend Period of 35 or fewer days, on the day next succeeding the last day thereof or
(ii) with respect to any Short Term Dividend Period of more than 35 days and with respect to any Long Term Dividend Period, monthly on the first Business Day of each calendar month during such Short Term Dividend Period or Long Term Dividend Period and on the day next succeeding the last day thereof (each such date referred to in clause (i) or (ii) being referred to herein as a "Normal Dividend Payment Date"), except that if such Normal Dividend Payment Date is not a Business Day, the Dividend Payment Date shall be the first Business Day next succeeding such Normal Dividend Payment Date. Although any particular Dividend Payment Date may not occur on the originally scheduled date because of the exceptions discussed below, the next succeeding Dividend Payment Date, subject to such exceptions, will occur on the next following originally scheduled date. If for any reason a Dividend Payment Date cannot be fixed as described above, then the Board of Trustees shall fix the Dividend Payment Date. The Board of Trustees by resolution prior to authorization of a dividend by the Board of Trustees may change a Dividend Payment Date if such change does not adversely affect the contract rights of the holders of shares of AMPS set forth in the Declaration and Statement. The Initial Dividend Periods, 7-Day Dividend Periods, 28-Day Dividend Periods and Special Dividend Periods are hereinafter sometimes referred to as "Dividend Periods." Each dividend payment date determined as provided above is hereinafter referred to as a "Dividend Payment Date."

    Prior to each Dividend Payment Date, the Fund is required to deposit with the Auction Agent sufficient funds for the payment of declared dividends. The Fund does not intend to establish any reserves for the payment of dividends.

    If a Dividend Payment Date is not a business day because the NYSE is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the dividend payable on such date can not be paid for any such reason, then:

    - the Dividend Payment Date for the affected Dividend Period will be the next Business Day on which the Fund and its paying agent, if any, can pay the dividend;

    - the affected Dividend Period will end on the day it otherwise would have ended; and

    - the next Dividend Period will begin and end on the dates on which it otherwise would have begun and ended.

    Each dividend will be paid to the record holder of the AMPS, which holder is expected to be the nominee of the Securities Depository. See "The Auction--General--Securities Depository." The Securities Depository will credit the accounts of the Agent Members of the Existing Holders in accordance with the Securities Depository's normal procedures which provide for payment in same-day funds. The Agent Member of an Existing Holder will be responsible for holding or disbursing such payments on the applicable Dividend Payment Date to such Existing Holder in accordance with the instructions of such Existing Holder. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the nominee of the Securities Depository. Any dividend payment made on shares of AMPS first shall be credited against the earliest declared but unpaid dividends accumulated with respect to such shares.

    Holders of shares of AMPS will not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends except as described below under "--Additional Dividends" in this prospectus and under "Description of AMPS--Dividends--Non-Payment Period; Late Charge" in the Statement of Additional Information. No interest will be payable in respect of any dividend payment or payments on the shares of AMPS which may be in arrears.

    The amount of cash dividends per share of the AMPS payable (if declared) on the Initial Dividend Payment Dates, each Dividend Payment Date of each 7-Day Dividend Period and 28-Day Dividend Period and each Dividend Payment Date of each Short Term Dividend Period shall be computed by multiplying the Applicable Rate for such Dividend Period by a fraction, the numerator of which will be the number of days in such Dividend Period or part thereof that such share was outstanding and for which dividends are payable on such Dividend Payment Date and the denominator of which will be 365, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent. During any Long Term Dividend Period, the amount of cash dividends per share of AMPS payable (if declared) on any Dividend Payment Date shall be computed by multiplying the Applicable Rate for such Dividend Period by a fraction, the numerator of which will be the number of days in such part of such Dividend Period that such share was outstanding and for which dividends are payable on such Dividend Payment Date and the denominator of which will be 360, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent.

    NOTIFICATION OF DIVIDEND PERIOD. With respect to each Dividend Period that is a Special Dividend Period, the Fund, at its sole option and to the extent permitted by law, by telephonic and written notice (a "Request for Special Dividend Period") to the Auction Agent and to each Broker-Dealer, may request that the next succeeding Dividend Period for the AMPS will be a number of days (other than seven with respect to Series M7 AMPS or 28 with respect to Series W28 AMPS), evenly divisible by seven, and not fewer than seven nor more than 364 in the case of a Short Term Dividend Period or one whole year or more but not greater than five years in the case of a Long Term Dividend Period, specified in such notice, provided that the Fund may not give a Request for Special Dividend Period (and any such request shall be null and void) unless, for any Auction occurring after the initial Auction, Sufficient Clearing Bids were made in the last occurring Auction and unless full cumulative dividends and any amounts due with respect to redemptions, and any Additional Dividends payable prior to such date have been paid in full. Such Request for Special Dividend Period, in the case of a Short Term

Dividend Period, shall be given on or prior to the second Business Day but not more than seven Business Days prior to an Auction Date for the AMPS and, in the case of a Long Term Dividend Period, shall be given on or prior to the second Business Day but not more than 28 days prior to an Auction Date for the AMPS. Upon receiving such Request for Special Dividend Period, the lead Broker-Dealer, initially Merrill Lynch, shall determine whether, given the factors set forth below, it is advisable that the Fund issue a Notice of Special Dividend Period for the AMPS as contemplated by such Request for Special Dividend Period and the Optional Redemption Price of the AMPS during such Special Dividend Period and the Specific Redemption Provisions and shall give the Fund written notice (a "Response") of such determination by no later than the second Business Day prior to such Auction Date. In the event the Response indicates that it is advisable that the Fund give a notice of a Special Dividend Period for the AMPS, the Fund, by no later than the second Business Day prior to such Auction Date may give a notice (a "Notice of Special Dividend Period") to the Auction Agent, the Securities Depository and each Broker-Dealer. See "Description of AMPS--Dividends--Notification of Dividend Period" in the Statement of Additional Information for a detailed description of these procedures.

    DETERMINATION OF DIVIDEND RATE. The dividend rate on shares of each series of the AMPS during the period from and including the Date of Original Issue for each series of the AMPS to but excluding each Initial Dividend Payment Date (each, an "Initial Dividend Period") with respect to the AMPS will be the applicable rate per annum set forth above under "Prospectus Summary--Dividends and Dividend Periods." Commencing on the Initial Dividend Payment Date for each series of the AMPS, the Applicable Rate on such series of AMPS for each Subsequent Dividend Period, which Subsequent Dividend Period shall be a period commencing on and including a Dividend Payment Date and ending on and including the calendar day prior to the next Dividend Payment Date (or calendar day prior to the last Dividend Payment Date in a Dividend Period if there is more than one Dividend Payment Date), shall be equal to the rate per annum that results from the Auction with respect to such Subsequent Dividend Period. The Initial Dividend Period and Subsequent Dividend Periods for each series of AMPS are referred to herein as a "Dividend Period." Cash dividends shall be calculated as set forth above under "--Dividends--General."

    The "Maximum Applicable Rate" for shares of AMPS for any period will be the higher of (A) the Applicable Percentage of the Reference Rate or (B) the Applicable Spread plus the Reference Rate. The Auction Agent will round each applicable Maximum Applicable Rate to the nearest one-thousandth (0.001) of one percent per annum, with any such number ending in five ten-thousandths of one percent being rounded upwards to the nearest one-thousandth (0.001) of one percent. The Auction Agent will not round the applicable Reference Rate as part of its calculation of the Maximum Applicable Rate.

    The Maximum Applicable Rate for shares of AMPS will depend on the credit rating or ratings assigned to such shares. The Applicable Percentage and the Applicable Spread will be determined based on (i) the lower of the credit rating or ratings assigned on such date to such shares by Moody's and S&P (or if Moody's or S&P or both shall not make such rating available, the equivalent of either or both of such ratings by a Substitute Rating Agency or two Substitute Rating Agencies or, in the event that only one such rating shall be available, such rating) and (ii) whether the Fund has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gain or other taxable income will be included in such dividend on shares of AMPS as follows:

            CREDIT RATINGS               APPLICABLE PERCENTAGE  APPLICABLE PERCENTAGE
---------------------------------------   OF REFERENCE RATE--    OF REFERENCE RATE--   APPLICABLE SPREAD--  APPLICABLE SPREAD--
       MOODY'S                S&P           NO NOTIFICATION         NOTIFICATION         NO NOTIFICATION       NOTIFICATION
---------------------   ---------------  ---------------------  ---------------------  -------------------  -------------------
         Aaa                  AAA                110%                   125%               1.10%                1.25%
     Aa3 to Aa1           AA- to AA+             125%                   150%               1.25%                1.50%
      A3 to A1             A- to A+              150%                   200%               1.50%                2.00%
    Baa3 to Baa1         BBB- to BBB+            175%                   250%               1.75%                2.50%
     Below Baa3           Below BBB-             200%                   300%               2.00%                3.00%

    There is no minimum Applicable Rate in respect of any Dividend Period.

    The Applicable Percentage and the Applicable Spread as so determined may be further subject to upward but not downward adjustment in the discretion of the Board of Trustees of the Fund after consultation with the lead Broker-Dealer, initially Merrill Lynch, provided that immediately following any such increase, the Fund would be in compliance with the AMPS Basic Maintenance Amount. The Fund will take all reasonable action necessary to enable either S&P or Moody's, or both to provide a rating for the AMPS, subject to the Fund's ability to terminate compliance with the rating agency guidelines as discussed under "Rating Agency Guidelines." If either S&P or Moody's, or both, shall not make such a rating available, and subject to the Fund's ability to terminate compliance with the rating agency guidelines discussed under "Rating Agency Guidelines," Merrill Lynch and A.G. Edwards or their affiliates and successors, after obtaining the Fund's approval, will select another NRSRO (a "Substitute Rating Agency") or two other NRSROs ("Substitute Rating Agencies") to act as a Substitute Rating Agency or Substitute Rating Agencies, as the case may be.

    RESTRICTIONS ON DIVIDENDS AND OTHER PAYMENTS. Under the 1940 Act, the Fund may not declare dividends or make other distributions on common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, as applicable (and after giving effect thereto), asset coverage (as defined in the 1940 Act) with respect to the outstanding shares of AMPS would be less than 200% (or such other percentage as in the future may be required by law). The Fund estimates that, based on the composition of its portfolio at October 10, 2003, asset coverage with respect to shares of AMPS would be approximately 263% representing approximately 38% of the Fund's Managed Assets immediately after the issuance of the shares of AMPS offered hereby. Under the Code, the Fund, among other things, must distribute at least 90% of its investment company taxable income each year in order to maintain its qualification for tax treatment as a regulated investment company. The foregoing limitations on dividends, distributions and purchases under certain circumstances may impair the Fund's ability to maintain such qualification. See "Taxes" in the Statement of Additional Information.

    For so long as any shares of AMPS are outstanding, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, common shares or other stock, if any, ranking junior to shares of AMPS as to dividends or upon liquidation) in respect of common shares or any other stock of the Fund ranking junior to or on a parity with shares of AMPS as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any common shares or any other such junior stock (except by conversion into or exchange for stock of the Fund ranking junior to AMPS as to dividends and upon liquidation) or any such parity stock (except by conversion into or exchange for stock of the Fund ranking junior to or on a parity with AMPS as to dividends and upon liquidation), unless (A) immediately after such transaction, the Fund would have S&P Eligible Assets and Moody's Eligible Assets each with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount, and the 1940 Act AMPS Asset Coverage (see "--Asset Maintenance" and "--Redemption" below) would be satisfied, (B) full cumulative dividends on shares of AMPS due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent, (C) any Additional Dividend required to be paid on or before the date of such declaration or payment has been paid, and (D) the Fund has redeemed the full number of shares of AMPS required to be redeemed by any provision for mandatory redemption contained in the Statement.

    Upon any failure to pay dividends on shares of AMPS for two years or more, the holders of the shares of AMPS will acquire certain additional voting rights. See "--Voting Rights" below. Such rights shall be the exclusive remedy of the holders of shares of AMPS upon any failure to pay dividends on shares of the Fund, although in such circumstances, holders of AMPS may be entitled to the Non-Payment Period Rate or a late charge, as described in "Description of AMPS--Dividends--Non-Payment Period; Late Charge" in the Statement of Additional Information.

    ADDITIONAL DIVIDENDS. If the Fund retroactively allocates any net capital gain or other income subject to regular federal income taxes to shares of AMPS without having given advance notice thereof to the Auction Agent as described under "The Auction--Auction Procedures--Auction Date; Advance Notice of Allocation of Taxable Income; Inclusion of Taxable Income in Dividends" below, which may only happen when such allocation is made as a result of the redemption of all or a portion of the outstanding shares of AMPS or the liquidation of the Fund (the amount of such allocation referred to herein as a "Retroactive Taxable Allocation"), the Fund, within 90 days (and generally within 60 days) after the end of the Fund's fiscal year for which a Retroactive Taxable Allocation is made, will provide notice thereof to the Auction Agent and to each holder of shares (initially Cede as nominee of the Securities Depository) during such fiscal year at such holder's address as the same appears or last appeared on the stock books of the Fund. The Fund, within 30 days after such notice is given to the Auction Agent, will pay to the Auction Agent (who then will distribute to such holders of shares of AMPS), out of funds legally available therefor, an amount equal to the aggregate Additional Dividend (as defined below) with respect to all Retroactive Taxable Allocations made to such holders during the fiscal year in question.

    An "Additional Dividend" means payment to a present or former holder of shares of AMPS of an amount which, when taken together with the aggregate amount of Retroactive Taxable Allocations made to such holder with respect to the fiscal year in question, would cause such holder's dividends in dollars (after federal income tax consequences) from the aggregate of both the Retroactive Taxable Allocations and the Additional Dividend to be equal to the dollar amount of the dividends which would have been received by such holder if the amount of the aggregate Retroactive Taxable Allocations had been excludable from the gross income of such holder. Such Additional Dividend shall be calculated (i) without consideration being given to the time value of money; (ii) assuming that no holder of shares of AMPS is subject to the Federal alternative minimum tax with respect to dividends received from the Fund; and (iii) assuming that each Retroactive Taxable Allocation would be taxable in the hands of each holder of shares of AMPS at the greater of: (a) the maximum marginal regular Federal individual income tax rate applicable to ordinary income or capital gains depending on the taxable character of the distribution (including any surtax); or (b) the maximum marginal regular Federal corporate income tax rate applicable to ordinary income or capital gains depending on the taxable character of the distribution (disregarding in both (a) and (b) the effect of any state or local taxes and the phase out of, or provision limiting, personal exemptions, itemized deductions, or the benefit of lower tax brackets). Although the Fund generally intends to designate any Additional Dividend as an exempt-interest dividend to the extent permitted by applicable law, it is possible that all or a portion of any Additional Dividend will be taxable to the recipient thereof. See "Taxes" in the Statement of Additional Information. The Fund will not pay a further Additional Dividend with respect to any taxable portion of an Additional Dividend.

    If the Fund does not give advance notice of the amount of income subject to regular federal income taxes to be included in a dividend on shares of AMPS in the related Auction, the Fund may include such taxable income in a dividend on shares of AMPS if it increases the dividend by an additional amount calculated as if such income were a Retroactive Taxable Allocation and the additional amount were an Additional Dividend and notifies the Auction Agent of such inclusion at least five Business Days prior to the applicable Dividend Payment Date. See "The Auction--Auction Procedures--Auction Date; Advance Notice of Allocation of Taxable Income; Inclusion of Taxable Income in Dividends" below.

ASSET MAINTENANCE

    The Fund will be required to satisfy two separate asset maintenance requirements under the terms of the Statement. These requirements are summarized below.

    1940 ACT AMPS ASSET COVERAGE. The Fund will be required under the Statement to maintain, with respect to shares of AMPS, as of the last Business Day of each month in which any shares of AMPS are outstanding, asset coverage of at least 200% with respect to senior securities which are stock, including the shares of AMPS (or such other asset coverage as in the future may be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of paying dividends on its common shares) ("1940 Act AMPS Asset Coverage"). If the Fund fails to maintain 1940 Act AMPS Asset Coverage and such failure is not cured as of the last Business Day of the following month (the "1940 Act Cure Date"), the Fund will be required under certain circumstances to redeem certain of the shares of AMPS. See "--Redemption" below.

    Based on the composition of the Fund's portfolio on October 10, 2003, the 1940 Act AMPS Asset Coverage immediately following the issuance of AMPS offered hereby (after giving effect to the deduction of the sales load and offering expenses for the shares of AMPS) would be computed as follows:

        Value of Fund assets less liabilities
          not constituting senior securities               $ 182,648,407
                                                      =                     =    263%
      -----------------------------------------              -----------

     Senior securities representing indebtedness             $69,450,000
     plus liquidation value of the shares of AMPS

    AMPS BASIC MAINTENANCE AMOUNT. So long as shares of AMPS are outstanding, the Fund will be required under the Statement to maintain as of the last Business Day of each week (a "Valuation Date") Moody's Eligible Assets and S&P Eligible Assets each having in the aggregate a Discounted Value at least equal to the AMPS Basic Maintenance Amount. The AMPS Basic Maintenance Amount includes the sum of (i) the aggregate liquidation value of AMPS then outstanding and
(ii) certain accrued and projected payment obligations of the Fund. See "Description of AMPS--Asset Maintenance--AMPS Basic Maintenance Amount" in the Statement of Additional Information. If the Fund fails to meet such requirement as of any Valuation Date and such failure is not cured on or before the sixth Business Day after such Valuation Date (the "AMPS Basic Maintenance Cure Date"), the Fund will be required under certain circumstances to redeem certain of the shares of AMPS. Upon any failure to maintain the required Discounted Value, the Fund will use its best efforts to alter the composition of its portfolio to retain a Discounted Value at least equal to the AMPS Basic Maintenance Amount on or prior to the AMPS Basic Maintenance Cure Date. See "--Redemption" herein and in the Statement of Additional Information.

REDEMPTION

    OPTIONAL REDEMPTION. To the extent permitted under the 1940 Act and under Delaware law, upon giving a Notice of Redemption, as provided in the Statement of Additional Information, the Fund, at its option, may redeem shares of AMPS, in whole or in part, out of funds legally available therefor, at the Optional Redemption Price per share on any Dividend Payment Date; provided that no share of AMPS may be redeemed at the option of the Fund during (a) the Initial Dividend Period with respect to such AMPS or (b) a Non-Call Period to which such share is subject. "Optional Redemption Price" means $25,000 per share of AMPS plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption plus any applicable redemption premium, if any, attributable to the designation of a Premium Call Period. In addition, holders of AMPS may be entitled to receive Additional Dividends in the event of redemption of such AMPS to the extent provided herein. See "--Dividends--Additional Dividends." The Fund has the authority to redeem the AMPS for any reason and may redeem all or part of the outstanding shares of AMPS if it anticipates that the Fund's leveraged capital structure will result in a lower rate of return to holders of common shares for any significant period of time than that obtainable if the common shares were unleveraged.

    MANDATORY REDEMPTION. The Fund will be required to redeem, out of funds legally available therefor, at the Mandatory Redemption Price per share, shares of AMPS to the extent permitted under the 1940 Act and Delaware law, on a date fixed by the Board of Trustees, if the Fund fails to maintain Moody's Eligible Assets and S&P Eligible Assets each with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount or to satisfy the 1940 Act AMPS Asset Coverage and such failure is not cured on or before the AMPS Basic Maintenance Cure Date or the 1940 Act Cure Date (herein collectively referred to as a "Cure Date"), as the case may be. "Mandatory Redemption Price" means $25,000 per share of AMPS plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption. In addition, holders of AMPS may be entitled to receive Additional Dividends in the event of redemption of such AMPS to the extent provided herein. See "--Dividends--Additional Dividends."

    For a discussion of the allocation procedures to be used if fewer than all of the outstanding AMPS are to be redeemed and for a discussion of other redemption procedures, see "Description of AMPS--Redemption" in the Statement of Additional Information.

LIQUIDATION RIGHTS

    Upon any liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, the holders of shares of AMPS will be entitled to receive, out of the assets of the Fund available for distribution to shareholders, before any distribution or payment is made upon any common shares or any other capital stock of the Fund ranking junior in right of payment upon liquidation of AMPS, $25,000 per share together with the amount of any dividends accumulated but unpaid (whether or not earned or declared) thereon to the date of distribution, and after such payment the holders of AMPS will be entitled to no other payments except for Additional Dividends. If such assets of the Fund shall be insufficient to make the full liquidation payment of AMPS and liquidation payments on any other outstanding class or series of preferred shares of the Fund ranking on a parity with the AMPS as to payment upon liquidation, then such assets will be distributed among the holders of such shares of AMPS and the holders of shares of such other class or series ratably in proportion to the respective preferential amounts to which they are entitled. After payment of the full amount of liquidation distribution to which they are entitled, the holders of AMPS will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation, merger or share exchange of the Fund with or into any other entity or entities or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all or any part of the assets of the Fund shall not be deemed or construed to be a liquidation, dissolution or winding up of the Fund.

VOTING RIGHTS

    Except as otherwise indicated in this prospectus and the Statement of Additional Information and except as otherwise required by applicable law, holders of shares of AMPS will be entitled to one vote per share on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common shares as a single class.

    The 1940 Act and the Statement require that the holders of preferred stock, including the AMPS, voting as a separate class, have the right to elect two of the Fund's Trustees at all times and to elect a majority of the Trustees at any time that two full years' dividends on preferred stock, including the AMPS are unpaid. The holders of the preferred stock, including the AMPS will vote as a separate class or classes on certain other matters as required under the Declaration, Statement, and the 1940 Act. See "Description of AMPS--Voting Rights" in the Statement of Additional Information.

                                  THE AUCTION

GENERAL

    Holders of the shares of each series of AMPS will be entitled to receive cumulative cash dividends on their shares when, as and if declared by the Board of Trustees of the Fund, out of funds legally available therefor, on the applicable Initial Dividend Payment Date with respect to the applicable Initial Dividend Period and, thereafter, on each applicable Dividend Payment Date with respect to each applicable Subsequent Dividend Period (generally a period of seven days for Series M7 AMPS and 28 days for Series W28 AMPS, subject to certain exceptions set forth under "Description of AMPS--Dividends--General") at the rate per annum equal to the Applicable Rate for each such Dividend Period.

    The provisions of the Declaration and Statement establishing the terms of the shares of AMPS offered hereby provide that the Applicable Rate for each series of AMPS for each Dividend Period after the applicable Initial Dividend Period therefor will be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of such Dividend Period due to implementation of the auction procedures set forth in the Statement (the "Auction Procedures") in which persons determine to hold or offer to purchase or sell shares of AMPS. The Auction Procedures are attached as Appendix C to the Statement of Additional Information.

    Each periodic operation of such procedures with respect to the shares of each series of AMPS is referred to hereinafter as an "Auction." If, however, the Fund should fail to pay or duly provide for the full amount of any dividend on shares of AMPS or the redemption price of shares of AMPS called for redemption, the Applicable Rate for shares of AMPS will be determined as set forth under "Description of AMPS--Dividends--Non-Payment Period; Late Charge" in the Statement of Additional Information.

    AUCTION AGENCY AGREEMENT. The Fund will enter into an agreement (the "Auction Agency Agreement") with The Bank of New York (together with any successor bank or trust company or other entity entering into a similar agreement with the Fund, the "Auction Agent"), which provides, among other things, that the Auction Agent will follow the Auction Procedures for the purpose of determining the Applicable Rate for each series of AMPS. The Fund will pay the Auction Agent compensation for its services under the Auction Agency Agreement.

    BROKER-DEALER AGREEMENTS. The Auction Agent will enter into agreements with Merrill Lynch and A.G. Edwards and may enter into similar agreements (collectively, the "Broker-Dealer Agreements") with one or more other broker-dealers (collectively, the "Broker-Dealers") selected by the Fund, which provide for the participation of such Broker-Dealers in Auctions.

    SECURITIES DEPOSITORY. The Depository Trust Company initially will act as the Securities Depository for the Agent Members with respect to the shares of each series of AMPS. One or more registered certificates for all of the shares of AMPS initially will be registered in the name of Cede, as nominee of the Securities Depository. The certificates will bear a legend to the effect that each such certificate is issued subject to the provisions restricting transfers of shares of AMPS contained in the Statement. Cede initially will be the holder of record of all shares of each series of AMPS, and Beneficial Owners will not be entitled to receive certificates representing their ownership interest in such shares. The Securities Depository will maintain lists of its participants and will maintain the positions (ownership interests) of shares of AMPS held by each Agent Member, whether as the Beneficial Owner thereof for its own account or as nominee for the Beneficial Owner thereof. Payments made by the Fund to holders of AMPS will be duly made by making payments to the nominee of the Securities Depository.

AUCTION PROCEDURES

    The following is a brief discussion of the procedures to be used in conducting Auctions. This summary is qualified by reference to the Auction Procedures set forth in Appendix C to the Statement of Additional Information. The Settlement Procedures to be used with respect to Auctions are set forth in Appendix B to the Statement of Additional Information.

    AUCTION DATE; ADVANCE NOTICE OF ALLOCATION OF TAXABLE INCOME; INCLUSION OF TAXABLE INCOME IN DIVIDENDS. An Auction to determine the Applicable Rate for each series of AMPS offered hereby for each applicable Dividend Period (other than the Initial Dividend Period therefor) will be held on the first Business Day (as hereinafter defined) preceding the first day of such Dividend Period, which first day is also a Dividend Payment Date for the preceding Dividend Period (the date of each Auction being referred to herein as an "Auction Date"). "Business Day" means a day on which the New York Stock Exchange (the "NYSE") is open for trading and which is not a Saturday, Sunday or other day on which banks in the City of New York are authorized or obligated by law to close. Auctions for shares of AMPS for Dividend Periods after the Initial Dividend Period normally will be held every Monday for Series M7 AMPS and every fourth Wednesday for Series W28 AMPS after the applicable preceding Dividend Payment Date, and each subsequent Dividend Period normally will begin on the following Tuesday for Series M7 AMPS and Thursday for Series W28 AMPS (also a Dividend Payment Date). The Auction Date and the first day of the related Dividend Period for the AMPS (both of which must be Business Days) need not be consecutive calendar days. For example, in most cases, if the Monday that normally would be an Auction Date for the Series M7 AMPS is not a Business Day, then such Auction Date will be the preceding Friday and the first day of the related Dividend Period will continue to be the following Tuesday. See "Description of AMPS--Dividends" for information concerning the circumstances under which a Dividend Payment Date may fall on a date other than the days specified above, which may affect the Auction Date.

    Except as noted below, whenever the Fund intends to include any net capital gain or other income subject to regular federal income taxes in any dividend on shares of AMPS, the Fund will notify the Auction Agent of the amount to be so included at least five Business Days prior to the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Fund, it in turn will notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will notify its customers who are Beneficial Owners and Potential Beneficial Owners believed to be interested in submitting an Order in the Auction to be held on such Auction Date. The Fund also may include such income in a dividend on shares of AMPS without giving advance notice thereof if it increases the dividend by an additional amount calculated as if such income were a Retroactive Taxable Allocation and the additional amount were an Additional Dividend; provided that the Fund will notify the Auction Agent of the additional amounts to be included in such dividend at least five Business Days prior to the applicable Dividend Payment Date. See "Description of AMPS--Dividends--Additional Dividends" above.

    ORDERS BY BENEFICIAL OWNERS, POTENTIAL BENEFICIAL OWNERS, EXISTING HOLDERS AND POTENTIAL HOLDERS. On or prior to each Auction Date:

     (a)  each Beneficial Owner may submit to its Broker-Dealer by telephone a:

         (i) Hold Order--indicating the number of outstanding shares, if any, of AMPS that such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for the next Dividend Period for such shares;

         (ii) Bid--indicating the number of outstanding shares, if any, of AMPS that such Beneficial Owner desires to continue to hold, provided that the Applicable Rate for the next Dividend Period for such shares is not less than the rate per annum then specified by such Beneficial Owner; and/or

        (iii) Sell Order--indicating the number of outstanding shares, if any, of AMPS that such Beneficial Owner offers to sell without regard to the Applicable Rate for the next Dividend Period for such shares; and

     (b) Broker-Dealers will contact customers who are Potential Beneficial Owners of shares of AMPS to determine whether such Potential Beneficial Owners desire to submit Bids indicating the number of shares of AMPS which they offer to purchase provided that the Applicable Rate for the next Dividend Period for such shares is not less than the rates per annum specified in such Bids.

    The communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer and the communication by a Broker-Dealer, whether or not acting for its own account, to the Auction Agent of the foregoing information is hereinafter referred to as an "Order" and collectively as "Orders." A Beneficial Owner or a Potential Beneficial Owner placing an Order, including a Broker-Dealer acting in such capacity for its own account, is hereinafter referred to as a "Bidder" and collectively as "Bidders." Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date shall be irrevocable.

    In an Auction, a Beneficial Owner may submit different types of Orders with respect to shares of AMPS then held by such Beneficial Owner, as well as Bids for additional shares of AMPS. For information concerning the priority given to different types of Orders placed by Beneficial Owners, see "--Submission of Orders by Broker-Dealers to Auction Agent" below.

    Any Bid by a Beneficial Owner specifying a rate per annum higher than the Maximum Applicable Rate will be treated as a Sell Order, and any Bid by a Potential Beneficial Owner specifying a rate per annum higher than the Maximum Applicable Rate will not be considered. See "--Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" and "--Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares" below.

    Neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing.

    A Broker-Dealer also may hold AMPS in its own account as a Beneficial Owner as long as it is not an affiliate of the Fund. A Broker-Dealer thus may submit Orders to the Auction Agent as a Beneficial Owner or a Potential Beneficial Owner and therefore participate in an Auction as an

Existing Holder or Potential Holder on behalf of both itself and its customers. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of a Beneficial Owner or a Potential Beneficial Owner will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or a Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any AMPS held by it or its customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of AMPS held by it, as described in the next paragraph. Inasmuch as a Broker-Dealer participates in an Auction as an Existing Holder or a Potential Holder only to represent the interests of a Beneficial Owner or Potential Beneficial Owner, whether it be its customers or itself, all discussion herein relating to the consequences of an Auction for Existing Holders and Potential Holders also applies to the underlying beneficial ownership interests represented thereby. Each purchase or sale in an Auction will be settled on the Business Day next succeeding the Auction Date at a price per share equal to $25,000. See "--Notification of Results; Settlement" below.

    If one or more Orders covering in the aggregate all of the outstanding shares of AMPS held by a Beneficial Owner are not submitted to the Auction Agent prior to the Submission Deadline, either because a Broker-Dealer failed to contact such Beneficial Owner or otherwise, the Auction Agent shall deem a Hold Order (in the case of an Auction relating to a Dividend Period which is not a Special Dividend Period of more than 91 days) and a Sell Order (in the case of an Auction relating to a Special Dividend Period of more than 91 days) to have been submitted on behalf of such Beneficial Owner covering the number of outstanding shares of AMPS held by such Beneficial Owner and not subject to Orders submitted to the Auction Agent.

    If all of the outstanding shares of a series of AMPS are subject to Submitted Hold Orders, the Dividend Period next succeeding the Auction automatically shall be the same length as the immediately preceding Dividend Period, and the Applicable Rate for the next Dividend Period for all shares of that series of AMPS will be 60% of the Reference Rate on the date of the applicable Auction (or 90% of such rate if the Fund has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gain or other taxable income will be included in such dividend on shares of AMPS).

    For the purposes of an Auction, shares of AMPS for which the Fund shall have given notice of redemption and deposited moneys therefor with the Auction Agent in trust or segregated in an account at the Fund's custodian bank for the benefit of holders of the AMPS to be redeemed and for payment to the Auction Agent, as set forth under "Description of AMPS--Redemption" in the Statement of Additional Information, will not be considered as outstanding and will not be included in such Auction. Pursuant to the Statement, the Fund will be prohibited from reissuing and its affiliates will be prohibited from transferring (other than to the Fund) any shares of AMPS they may acquire. Neither the Fund nor any affiliate of the Fund may submit an Order in any Auction.

    SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT. Prior to
1:00 p.m., New York City time, on each Auction Date, or such other time on the Auction Date as may be specified by the Auction Agent (the "Submission Deadline"), each Broker-Dealer will submit to the Auction Agent in writing or through a mutually acceptable electronic means all Orders obtained by it for the Auction to be conducted on such Auction Date, designating itself (unless otherwise permitted by the Fund) as the Existing Holder or Potential Holder in respect of the shares of AMPS subject to such Orders. Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

    If the rate per annum specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent will round such rate per annum up to the next highest one-thousandth (.001) of 1%.

    If one or more Orders of an Existing Holder are submitted to the Auction Agent and such Orders cover in the aggregate more than the number of outstanding shares of AMPS held by such Existing Holder, such Orders will be considered valid in the following order of priority:

         (a) any Hold Order will be considered valid up to and including the number of outstanding shares of AMPS held by such Existing Holder, provided that if more than one Hold Order is submitted by such Existing Holder and the number of shares of AMPS subject to such Hold Orders exceeds the number of outstanding shares of AMPS held by such Existing Holder, the number of shares of AMPS subject to each of such Hold Orders will be reduced pro rata so that such Hold Orders, in the aggregate, will cover exactly the number of outstanding shares of AMPS held by such Existing Holder;

         (b) any Bids will be considered valid, in the ascending order of their respective rates per annum if more than one Bid is submitted by such Existing Holder, up to and including the excess of the number of outstanding shares of AMPS held by such Existing Holder over the number of outstanding shares of AMPS subject to any Hold Order referred to in clause (a) above (and if more than one Bid submitted by such Existing Holder specifies the same rate per annum and together they cover more than the remaining number of shares that can be the subject of valid Bids after application of clause (a) above and of the foregoing portion of this clause (b) to any Bid or Bids specifying a lower rate or rates per annum, the number of shares subject to each of such Bids will be reduced pro rata so that such Bids, in the aggregate, cover exactly such remaining number of outstanding shares); and the number of outstanding shares, if any, subject to Bids not valid under this clause (b) shall be treated as the subject of a Bid by a Potential Holder; and

         (c) any Sell Order will be considered valid up to and including the excess of the number of outstanding shares of AMPS held by such Existing Holder over the sum of the number of shares of AMPS subject to Hold Orders referred to in clause (a) above and the number of shares of AMPS subject to valid Bids by such Existing Holder referred to in clause
    (b) above; provided that, if more than one Sell Order is submitted by any Existing Holder and the number of shares of AMPS subject to such Sell Orders is greater than such excess, the number of shares of AMPS subject to each of such Sell Orders will be reduced pro rata so that such Sell Orders, in the aggregate, will cover exactly the number of shares of AMPS equal to such excess.

    If more than one Bid of any Potential Holder is submitted in any Auction, each Bid submitted in such Auction will be considered a separate Bid with the rate per annum and number of shares of AMPS therein specified.

    DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BID RATE AND APPLICABLE RATE. Not earlier than the Submission Deadline for each Auction for a series of AMPS, the Auction Agent will assemble all Orders submitted or deemed submitted to it by the Broker-Dealers (each such "Hold Order," "Bid" or "Sell Order" as submitted or deemed submitted by a Broker-Dealer hereinafter being referred to as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order") and will determine the excess of the number of outstanding shares of AMPS over the number of outstanding shares of AMPS subject to Submitted Hold Orders (such excess being referred to as the "Available AMPS") and whether Sufficient Clearing Bids have been made in such Auction. Sufficient Clearing Bids will have been made if the number of outstanding shares of AMPS that are the subject of Submitted Bids of Potential Holders with rates per annum not higher than the Maximum Applicable Rate equals or exceeds the number of outstanding shares that are the subject of

Submitted Sell Orders (including the number of shares subject to Bids of Existing Holders specifying rates per annum higher than the Maximum Applicable
Rate).

    If Sufficient Clearing Bids have been made, the Auction Agent will determine the lowest rate per annum specified in the Submitted Bids (the "Winning Bid Rate") which would result in the number of shares subject to Submitted Bids specifying such rate per annum or a lower rate per annum being at least equal to the Available AMPS. If Sufficient Clearing Bids have been made, the Winning Bid Rate will be the Applicable Rate for the next Dividend Period for all shares of AMPS then outstanding.

    If Sufficient Clearing Bids have not been made (other than because all outstanding shares of AMPS are the subject of Submitted Hold Orders), the Dividend Period next following the Auction automatically will be a 7-Day Dividend Period in the case of the Series M7 AMPS and a 28-Day Dividend Period in the case of the Series W28 AMPS, and the Applicable Rate for such Dividend Period will be equal to the Maximum Applicable Rate.

    If Sufficient Clearing Bids have not been made, Beneficial Owners that have Submitted Sell Orders will not be able to sell in the Auction all, and may not be able to sell any, shares of AMPS subject to such Submitted Sell Orders. See "--Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares." Thus, under some circumstances, Beneficial Owners may not have liquidity in their AMPS.

    ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS AND ALLOCATION OF SHARES. Based on the determinations described under "--Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" and subject to the discretion of the Auction Agent to round as described below, Submitted Bids and Submitted Sell Orders will be accepted or rejected in the order of priority set forth in the Auction Procedures with the result that Existing Holders and Potential Holders of each series of AMPS will sell, continue to hold and/or purchase shares of AMPS as set forth below. Existing Holders that submit or are deemed to have submitted Hold Orders will continue to hold the shares of AMPS subject to such Hold Orders.

    If Sufficient Clearing Bids have been made:

         (a) each Existing Holder that placed a Submitted Bid specifying a rate per annum higher than the Winning Bid Rate or placed a Submitted Sell Order will sell the outstanding shares of AMPS subject to such Submitted Bid or Submitted Sell Order;

         (b) each Existing Holder that placed a Submitted Bid specifying a rate per annum lower than the Winning Bid Rate will continue to hold the outstanding shares of AMPS subject to such Submitted Bid;

         (c) each Potential Holder that placed a Submitted Bid specifying a rate per annum lower than the Winning Bid Rate will purchase the number of shares of AMPS subject to such Submitted Bid;

        (d) each Existing Holder that placed a Submitted Bid specifying a rate per annum equal to the Winning Bid Rate will continue to hold the outstanding shares of AMPS subject to such Submitted Bids, unless the number of outstanding shares of AMPS subject to all such Submitted Bids of Existing Holders is greater than the excess of the Available AMPS over the number of shares of AMPS accounted for in clauses (b) and
    (c) above, in which event each Existing Holder with such a Submitted Bid will sell a number of outstanding shares of AMPS determined on a pro rata basis based on the number of outstanding shares of AMPS subject to all such Submitted Bids of such Existing Holders; and

         (e) each Potential Holder that placed a Submitted Bid specifying a rate per annum equal to the Winning Bid Rate will purchase any Available AMPS not accounted for in clause

    (b), (c) or (d) above on a pro rata basis based on the shares of AMPS subject to all such Submitted Bids of Potential Holders.

    If Sufficient Clearing Bids have not been made (other than because all outstanding shares of a series of AMPS are the subject of Submitted Hold Orders):

         (a) each Existing Holder that placed a Submitted Bid specifying a rate per annum equal to or lower than the Maximum Applicable Rate will continue to hold the outstanding shares of AMPS subject to such Submitted Bid;

         (b) each Potential Holder that placed a Submitted Bid specifying a rate per annum equal to or lower than the Maximum Applicable Rate will purchase the number of shares of AMPS subject to such Submitted Bid; and

         (c) each Existing Holder that placed a Submitted Bid specifying a rate per annum higher than the Maximum Applicable Rate or a Submitted Sell Order will sell a number of outstanding shares of AMPS determined on a pro rata basis based on the outstanding shares of AMPS subject to all such Submitted Bids and Submitted Sell Orders.

    If as a result of the Auction Procedures described above any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of a series of AMPS, the Auction Agent, in such manner as, in its sole discretion, it shall determine, will round up or down the number of shares of AMPS being sold or purchased on such Auction Date so that each share sold or purchased by each Existing Holder or Potential Holder will be a whole share of AMPS. If any Potential Holder would be entitled or required to purchase less than a whole share of AMPS, the Auction Agent, in such manner as, in its sole discretion, it shall determine, will allocate shares of AMPS for purchase among Potential Holders so that only whole shares of AMPS are purchased by any such Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing any shares of AMPS.

    NOTIFICATION OF RESULTS; SETTLEMENT. The Auction Agent will advise each Broker-Dealer who submitted a Bid or Sell Order in an Auction whether such Bid or Sell Order was accepted or rejected in whole or in part and of the Applicable Rate for the next Dividend Period for the related shares of AMPS by telephone at approximately 3:30 P.M., Eastern time, on the Auction Date for such Auction. Each such Broker-Dealer that submitted an Order for the account of a customer then will advise such customer whether such Bid or Sell Order was accepted or rejected, will confirm purchases and sales with each customer purchasing or selling shares of AMPS as a result of the Auction and will advise each customer purchasing or selling shares of AMPS to give instructions to its Agent Member of the Securities Depository to pay the purchase price against delivery of such shares or to deliver such shares against payment therefor as appropriate. If a customer selling shares of AMPS as a result of an Auction shall fail to instruct its Agent Member to deliver such shares, the Broker-Dealer that submitted such customer's Bid or Sell Order will instruct such Agent Member to deliver such shares against payment therefor. Each Broker-Dealer that submitted a Hold Order in an Auction on behalf of a customer also will advise such customer of the Applicable Rate for the next Dividend Period for the AMPS. The Auction Agent will record each transfer of shares of AMPS on the record book of Existing Holders to be maintained by the Auction Agent. In accordance with the Securities Depository's normal procedures, on the day after each Auction Date, the transactions described above will be executed through the Securities Depository, and the accounts of the respective Agent Members at the Securities Depository will be debited and credited as necessary to effect the purchases and sales of shares of AMPS as determined in such Auction. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery through their Agent Members; the Securities Depository will make payment in accordance with its normal procedures, which now provide for payment in same-day funds. If the procedures of the Securities Depository applicable to AMPS shall be changed to provide for payment in next-day funds, then purchasers may be required to make payment in next day funds. If any Existing Holder selling shares of AMPS in an Auction fails to deliver such shares, the Broker-Dealer of any person that was to have purchased shares of AMPS in such Auction may deliver to such person a number of whole shares of AMPS that is less than the number of shares that otherwise was to be purchased by such person. In such event, the number of shares of AMPS to be so delivered will be determined by such Broker-Dealer. Delivery of such lesser number of shares will constitute good delivery. Each Broker-Dealer Agreement also will provide that neither the Fund nor the Auction Agent will have responsibility or liability with respect to the failure of a Potential Beneficial Owner, Beneficial Owner or their respective Agent Members to deliver shares of AMPS or to pay for shares of AMPS purchased or sold pursuant to an Auction or otherwise.

BROKER-DEALERS

    GENERAL. The Broker-Dealer Agreements provide that a Broker-Dealer may submit Orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they no longer may do so; provided that Broker-Dealers may continue to submit Hold Orders and Sell Orders. If a Broker-Dealer submits an Order for its own account in any Auction of the AMPS, it may have knowledge of Orders placed through it in that Auction and therefore have an advantage over other Bidders, but such Broker-Dealer would not have knowledge of Orders submitted by other Broker-Dealers in that Auction.

    FEES. The Auction Agent after each Auction will pay a service charge from funds provided by the Fund to each Broker-Dealer on the basis of the purchase price of shares of AMPS placed by such Broker-Dealer at such Auction. The service charge (i) for any 7-Day Dividend Period (with respect to Series M7
AMPS) and 28-Day Dividend Period (with respect to Series W28 AMPS) shall be payable at the annual rate of .25% of the purchase price of the shares of AMPS placed by such Broker-Dealer in any such Auction and (ii) for any Special Dividend Period shall be determined by mutual consent of the Fund and any such Broker-Dealer or Broker-Dealers and shall be based upon a selling concession that would be applicable to an underwriting of fixed or variable rate preferred shares with a similar final maturity or variable rate dividend period, respectively, at the commencement of the Dividend Period with respect to such Auction. For the purposes of the preceding sentence, shares of AMPS will be placed by a Broker-Dealer if such shares were (i) the subject of Hold Orders deemed to have been made by Beneficial Owners that were acquired by the Broker-Dealer for its own account or by such Beneficial Owners through such Broker-Dealer or (ii) the subject of the following Orders submitted by such Broker-Dealer: (A) a Submitted Bid of a Beneficial Owner that resulted in such Beneficial Owner continuing to hold such shares as a result of the Auction,
(B) a Submitted Bid of a Potential Beneficial Owner that resulted in such Potential Beneficial Owner purchasing such shares as a result of the Auction or
(C) a Submitted Hold Order.

    SECONDARY TRADING MARKET. The Broker-Dealers may maintain a secondary trading market in the AMPS outside of Auctions; however, they have no obligation to do so and there can be no assurance that a secondary market for the AMPS will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers and the trading price is subject to variables to be determined at the time of the trade by the Broker-Dealers). The AMPS will not be listed on any stock exchange or on any automated quotation system. An increase in the level of interest rates, particularly during any Long-Term Dividend Period, likely will have an adverse effect on the secondary market price of the AMPS, and a selling shareholder may be unable to sell AMPS between Auctions at a price per share of $25,000, plus unpaid dividends.

                            RATING AGENCY GUIDELINES

    CERTAIN OF THE CAPITALIZED TERMS USED HEREIN ARE DEFINED IN THE GLOSSARY THAT APPEARS AT THE END OF THIS PROSPECTUS.

    The Fund currently intends that, so long as shares of AMPS are outstanding and the AMPS are rated by Moody's and S&P, the composition of its portfolio will reflect guidelines established by Moody's and S&P in connection with the Fund's receipt of a rating for such shares on or prior to their Date of Original Issue of at least Aaa from Moody's and AAA from S&P. Moody's and S&P, which are NRSROs, issue ratings for various securities reflecting the perceived creditworthiness of such securities. The Board of Trustees of the Fund, however, may determine that it is not in the best interest of the Fund to continue to comply with the guidelines of Moody's or S&P (described below). If the Fund voluntarily terminates compliance with Moody's or S&P guidelines, the Fund will no longer be required to maintain a Moody's Discounted Value or a S&P Discounted Value, as applicable, at least equal to the AMPS Basic Maintenance Amount. If the Fund voluntarily terminates compliance with Moody's or S&P guidelines, or both, at the time of termination, it must continue to be rated by at least one NRSRO.

    The guidelines described below have been developed by Moody's and S&P in connection with issuances of asset-backed and similar securities, including debt obligations and variable rate AMPS, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred shares will be varied sufficiently and will be of sufficient quality and amount to justify investment-grade ratings. The guidelines do not have the force of law but have been adopted by the Fund in order to satisfy current requirements necessary for Moody's and S&P to issue the above-described ratings for shares of AMPS, which ratings generally are relied upon by institutional investors in purchasing such securities. The guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. See "Description of AMPS--Asset Maintenance" herein and in the Statement of Additional Information.

    The Fund intends to maintain a Discounted Value for its portfolio at least equal to the AMPS Basic Maintenance Amount. Moody's and S&P each has established separate guidelines for determining Discounted Value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value (as defined by such rating agency). The Moody's and S&P guidelines do not impose any limitations on the percentage of Fund assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio.

    Upon any failure to maintain the required Discounted Value, the Fund will seek to alter the composition of its portfolio to reattain a Discounted Value at least equal to the AMPS Basic Maintenance Amount on or prior to the AMPS Basic Maintenance Cure Date, thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities. To the extent any such failure is not cured in a timely manner, shares of AMPS will be subject to redemption. See "Description of AMPS--Asset Maintenance" and "Description of AMPS--Redemption" herein and in the Statement of Additional Information.

    The Fund may, but is not required to, adopt any modifications to these guidelines that hereafter may be established by Moody's or S&P. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the shares of AMPS, at any time, may change or withdraw any such rating. As set forth in the Statement, the Board of Trustees, without shareholder approval, may modify certain definitions or restrictions that have been adopted by the Fund pursuant to the rating agency guidelines, provided the Board of Trustees has obtained written confirmation from Moody's and S&P that any such change would not impair the ratings then assigned by Moody's and S&P to the AMPS.

    As described by Moody's and S&P, an AMPS rating is an assessment of the capacity and willingness of an issuer to pay AMPS obligations. The ratings on the AMPS are not recommendations to purchase, hold or sell shares of AMPS, inasmuch as the ratings do not comment as to market price or suitability for a particular investor, nor do the rating agency guidelines described above address the likelihood that a holder of shares of AMPS will be able to sell such shares in an Auction. The ratings are based on current information furnished to Moody's and S&P by the Fund and the Investment Adviser and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The common shares have not been rated by a nationally recognized statistical rating organization.

    For additional information concerning the Moody's and S&P ratings guidelines, see "Rating Agency Guidelines" in the Statement of Additional Information.

                          DESCRIPTION OF CAPITAL STOCK

    The Fund is authorized to issue unlimited shares of beneficial interest, par value $.001 per share. The Board of Trustees is authorized to classify and reclassify any unissued shares into one or more additional or other classes or series as may be established from time to time by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares and pursuant to such classification or reclassification to increase or decrease the number of authorized shares of any existing class or series. In this regard, the Board of Trustees has reclassified 1,389 shares of beneficial interest as Series M7 AMPS and 1,389 shares of beneficial interest as Series W28 AMPS. See "Description of AMPS" herein and in the Statement of Additional Information.

    The following table shows the amount of (i) shares of beneficial interest authorized, (ii) shares of beneficial interest held by the Fund for its own account and (iii) shares of beneficial interest outstanding for each class of authorized securities of the Fund as of October 10, 2003.

                                                                           AMOUNT OUTSTANDING
                                                         AMOUNT HELD BY   (EXCLUSIVE OF AMOUNT
                                                        FUND FOR ITS OWN  HELD BY FUND FOR ITS
TITLE OF CLASS                       AMOUNT AUTHORIZED      ACCOUNT           OWN ACCOUNT)
--------------                       -----------------  ----------------  --------------------
Common Shares......................        Unlimited         0                  7,881,981
AMPS
  Series M7........................            1,389         0                          0
  Series W28.......................            1,389         0                          0

COMMON SHARES

    Holders of common shares are entitled to share equally in dividends declared by the Board of Trustees payable to holders of common shares and in the net assets of the Fund available for distribution to holders of shares after payment of the preferential amounts payable to holders of any outstanding preferred shares. Neither holders of common shares nor holders of preferred shares have pre-emptive or conversion rights and common shares are not redeemable. The outstanding common shares are fully paid and non-assessable.

    Holders of common shares are entitled to one vote for each share held and will vote with the holders of any outstanding shares of AMPS or other preferred shares on each matter submitted to a vote of holders of shares, except as described under "Description of AMPS--Voting Rights" herein and in the Statement of Additional Information.

    Shareholders are entitled to one vote for each share held. The common shares, the AMPS and any other preferred shares do not have cumulative voting rights, which means that the holders of more than 50% of the common shares, the AMPS and any other preferred shares voting for the election of Trustees can elect all of the Trustees standing for election by such holders, and, in such event, the holders of the remaining common shares, the AMPS and any other preferred shares will not be able to elect any of such Trustees.

    So long as any preferred shares of the Fund are outstanding, including the AMPS, holders of common shares will not be entitled to receive any net income of or other distributions from the Fund unless all accumulated dividends on the preferred shares, including the AMPS, have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to the preferred shares, including the AMPS, would be at least 200% after giving effect to such distributions. See "Description of AMPS--Dividends--Restrictions on Dividends and Other Payments" herein and in the Statement of Additional Information.

    The Fund will send unaudited financial statements at least semi-annually and audited annual financial statements to all of its shareholders.

PREFERRED SHARES

    Under the Statement, the Fund is authorized to issue 1,389 shares of Series M7 AMPS and 1,389 shares of Series W28 AMPS. See "Description of AMPS." Under the 1940 Act, the Fund is permitted to have outstanding more than one series of preferred shares as long as no single series has priority over another series as to the distribution of assets of the Fund or the payment of dividends. Neither holders of common shares nor holders of preferred shares have pre-emptive rights to purchase any shares of AMPS or any other preferred shares that might be issued. It is anticipated that the net asset value per share of the AMPS will equal its original purchase price per share plus accumulated dividends per share.

    The Fund does not currently intend to issue another series of preferred shares.

ANTI-TAKEOVER PROVISIONS OF THE AGREEMENT AND DECLARATION OF TRUST

    The Declaration includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund. Commencing on the first annual meeting of the shareholders, the Board of Trustees will be divided into three classes, with the terms of one class expiring at each of the next three successive annual meetings of shareholders. At each annual meeting after the first annual meeting, one class of Trustees will be elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A Trustee may be removed from office only for cause by the action of a majority of the remaining Trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective Trustee.

    In addition, the Declaration requires the favorable vote of a majority of the Fund's Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their affiliates and associates, unless the transaction has been approved by at least 80% of the Trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required, or unless such transaction is with an entity of which the Fund owns a majority of all the voting securities. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Fund.

    The 5% holder transactions subject to these special approval requirements are:

    - the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder;

    - the issuance of any securities of the Fund to any Principal Shareholder for cash (other than pursuant to any automatic dividend reinvestment plan);

    - the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or

    - the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

    To convert the Fund to an open-end investment company, the Fund's Declaration requires the favorable vote of a majority of the Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Fund, voting separately as a class or series, unless such conversion has been approved by at least 80% of the Trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required. The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Fund to an open-end investment company be approved by the shareholders. Conversion of the Fund to an open-end investment company would require the redemption of any outstanding preferred shares, including AMPS, which could eliminate or alter the leveraged capital structure of the Fund with respect to the common shares. Following any such conversion, it is also possible that certain of the Fund's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the common shares would cease to be listed on the NYSE or other national securities exchanges or market systems. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new shares would be sold at net asset value plus a sales load. The Board of Trustees believes, however, that the closed-end structure is desirable in light of the Fund's investment objective and policies. Therefore, you should assume that it is not likely that the Board of Trustees would vote to convert the Fund to an open-end fund.

    To terminate the Fund, the Declaration requires the favorable vote of a majority of the Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, unless such liquidation has been approved by at least 80% of Trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required.

    For the purposes of calculating "a majority of the outstanding voting securities" under the Declaration, each class and series of shares of the Fund shall vote together as a single class, except to the extent required by the 1940 Act or the Declaration with respect to any class or series of shares. If a separate vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required. For this purpose and under the 1940 Act, "a majority of the outstanding voting securities" means the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or
(ii) more than 50% of the outstanding shares.

    The Board of Trustees has approved the provisions with respect to the Board of Trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act. Reference should be made to the Declaration on file with the SEC for the full text of these provisions.

                                   CUSTODIAN

    The Fund's securities and cash are held under a custodian agreement with The Bank of New York, 101 Barclay Street, 17W, New York, New York 10286.

                                  UNDERWRITING

    Subject to the terms and conditions of the purchase agreement dated
October 24, 2003, each of Merrill Lynch, Pierce, Fenner & Smith Incorporated and A.G. Edwards & Sons, Inc. has severally agreed to purchase, and the Fund has agreed to sell, the number of AMPS set forth opposite their respective names.

                                             NUMBER OF AMPS
                                          ---------------------
UNDERWRITER                               SERIES M7  SERIES W28
-----------                               ---------  ----------
    Merrill Lynch, Pierce, Fenner &
      Smith Incorporated................        695         695
    A.G. Edwards & Sons, Inc............        694         694
                                          ---------  ----------
               Total....................      1,389       1,389
                                          =========  ==========

    The purchase agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to approval of legal matters by counsel and to certain other conditions, including without limitation, receipt by the underwriters of customary closing certificates, opinions and other documents and the receipt by the Fund of Aaa and AAA ratings on the AMPS by Moody's and S&P, respectively, as of the time of the offering. The underwriters are obligated to purchase all the AMPS if they purchase any of the AMPS. In the purchase agreement, the Fund and MBIA-CMC have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, or to contribute to payments the underwriters may be required to make for any of those liabilities.

    The underwriters propose to initially offer some of the AMPS directly to the public at the public offering price set forth on the cover page of this prospectus and some of the AMPS to certain dealers at the public offering price less a concession not in excess of $137.50 per share. The sales load the Fund will pay of $250 per share is equal to 1.0% of the initial offering price. After the initial public offering, the underwriters may change the public offering price and the concession. Investors must pay for any AMPS purchased in the initial public offering on or before October 28, 2003.

    The Fund anticipates that the underwriters may from time to time act as brokers or dealers in executing the Fund's portfolio transactions after they have ceased to be underwriters. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with, and perform services for, the Fund.

    The Fund anticipates that the underwriters or their respective affiliates may, from time to time, act in auctions as broker-dealers and receive fees as set forth under the "The Auction" and in the Statement of Additional Information.

    In connection with the offering of the Fund's common shares, MBIA-CMC and Claymore Securities, Inc. have agreed to pay from their own assets a fee to A.G. Edwards and Merrill Lynch. This fee will be payable quarterly at the aggregate annual rate of .10% of the Fund's Managed Assets through September 1, 2008, ..125% from September 2, 2008 through September 1, 2009 and .15% thereafter. Such fee will be payable only so long as the Investment Advisory Agreement remains in effect between the Fund and MBIA-CMC or any successor in interest or affiliate of MBIA-CMC, as and to the extent that such Investment Advisory Agreement is renewed or continued periodically in accordance with the 1940 Act. A.G. Edwards and Merrill Lynch will (i) provide MBIA-CMC with relevant information, studies or reports regarding general trends in the closed-end management investment company and asset management industries, (ii) at MBIA-CMC's request, provide economic research and statistical information and reports to and consult with MBIA-CMC's or the Fund's representatives and/or the Fund's Trustees with respect to such information and reports and (iii) provide MBIA-CMC with certain other services in connection with the Fund's common shares, including after-market services designed to maintain the visibility of the Fund in the market. A.G. Edwards may delegate a portion of its rights and obligations under such agreement with MBIA-CMC to other persons. In connection with such delegation, A.G. Edwards may direct MBIA-CMC to pay a portion of the fee A.G. Edwards would otherwise receive from MBIA-CMC to such party.

    Under interpretations of the staff of the National Association of Securities Dealers, Inc. (the "NASD") in effect on the date of this prospectus (which may be subject to change), the amounts described above as payable to A.G. Edwards (or to its delegatees) and Merrill Lynch would be limited such that the total amount of such payments, together with the sales load and other underwriting compensation in connection with the offering of the Fund's common shares, would not exceed any sales charge limits under the rules of the NASD (which the Fund, MBIA-CMC, Claymore Securities, Inc., A.G. Edwards and Merrill Lynch currently understand to be 9.00%).

    The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, New York, New York 10080. The principal business address of A.G. Edwards & Sons, Inc. is One North Jefferson Avenue, St. Louis, Missouri 63103.

    The settlement date for the purchase of the AMPS will be October 28, 2003, as agreed upon by the underwriters, the Fund and MBIA-CMC pursuant to Rule 15c6-1 under the Securities Exchange Act of 1934, as amended.

                                SERVICING AGENT

    Claymore Securities, Inc. serves as the Fund's Servicing Agent. In this capacity, it acts as servicing agent to the Fund. Pursuant to a servicing agreement (the "Servicing Agreement"), the Servicing Agent's duties include developing and maintaining a website for the Fund; assisting in the review of materials made available to shareholders to assure compliance with applicable laws, rules and regulations; assisting in the dissemination of the Fund's net asset value, market price and discount; maintaining ongoing contact with brokers whose clients hold or may have an interest in acquiring Fund shares; replying to information requests from shareholders or prospective investors; and aiding in secondary market support for the Fund through regular written and oral communications with the Fund's NYSE specialist and the closed-end fund analyst community.

    The Servicing Agent receives an annual fee from the Fund, payable monthly in arrears, in an amount equal to .26% of the Fund's Managed Assets.

    The Servicing Agent has contractually agreed to waive a portion of the servicing fee it is entitled to receive from the Fund at the annual rate of .06% of the Fund's Managed Assets through September 1, 2008, and at the rate of .028% thereafter through September 1, 2009.

    The Servicing Agreement will terminate unless approved annually by the Board of Trustees of the Fund. The Servicing Agreement is terminable upon 30 days' notice by the Fund and 60 days' notice by the Servicing Agent.

    Claymore Securities, Inc. specializes in the creation, development and distribution of investment solutions for advisors and their valued clients. The Servicing Agent is a member of the National Association of Securities Dealers and is registered as a broker-dealer.

            TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

    The transfer agent, dividend disbursing agent and registrar for the AMPS and the Fund's common shares is The Bank of New York, 101 Barclay Street, 20W, New York, New York 10286.

                          ACCOUNTING SERVICES PROVIDER

    MBIA-MISC provides certain accounting and other administrative services for the Fund. The accounting services include preparing the financial statements of the Fund, monitoring expenses payable and accrued by the Fund and determining the amount of dividends and other distributions payable to shareholders. The administrative services include supplying office facilities, preparing and filing reports to shareholders of the Fund and reports and filings with the SEC, preparing and distributing notices announcing the declaration of dividends and other distributions to shareholders and providing personnel to serve as officers of the Fund.

    For the services to be provided by MBIA-MISC, the Fund has agreed to pay, in addition to reimbursing MBIA-MISC for its out of pocket costs, an annual administrative fee equal to .10% of the Fund's Managed Assets up to $250 million, .06% of the next $250 million, and .03% of the Managed Assets in excess of $500 million, with a minimum annual fee of $100,000.

                                 LEGAL OPINIONS

    Certain legal matters in connection with the AMPS offered hereby are passed on for the Fund by Simpson Thacher & Bartlett LLP, New York, New York. Certain legal matters will be passed on for the underwriters by Clifford Chance US LLP, New York, New York. Simpson Thacher & Bartlett LLP and Clifford Chance US LLP may rely as to matters of Delaware law on the opinion of Richards, Layton & Finger, P.A., Wilmington, Delaware.

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

                                                                        PAGE
                                                                        ----
The Fund's Investments................................................   S-1
Investment Restrictions...............................................   S-5
Description of AMPS...................................................   S-6
The Auction...........................................................  S-14
Rating Agency Guidelines..............................................  S-15
Management of the Fund................................................  S-24
Portfolio Transactions................................................  S-29
Taxes.................................................................  S-31
Net Asset Value.......................................................  S-36
Independent Auditors and Experts......................................  S-36
Additional Information................................................  S-37
Report of Independent Auditors and Financial Statements...............  S-38
Appendix A--Ratings of Municipal Bonds................................   A-1
Appendix B--Settlement Procedures.....................................   B-1
Appendix C--Auction Procedures........................................   C-1

                                    GLOSSARY

    "ADDITIONAL DIVIDEND" has the meaning set forth on page 47 of this prospectus.

    "AGENT MEMBER" means the member of the Securities Depository that will act on behalf of a Beneficial Owner of one or more shares of AMPS or on behalf of a Potential Beneficial Owner.

    "AMPS" means the Auction Market Preferred Shares, Series M7 and Series W28, each with a par value of $.001 per share and a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) of the Fund.

    "AMPS BASIC MAINTENANCE AMOUNT" has the meaning set forth on page 48 of this prospectus.

    "AMPS BASIC MAINTENANCE CURE DATE" has the meaning set forth on page 48 of this prospectus.

    "AMPS BASIC MAINTENANCE REPORT" has the meaning set forth on page 11 of the Statement of Additional Information.

    "APPLICABLE PERCENTAGE" has the meaning set forth on pages 45 to 46 of this prospectus.

    "APPLICABLE RATE" means the rate per annum at which cash dividends are payable on shares of a series of AMPS for any Dividend Period.

    "APPLICABLE SPREAD" has the meaning set forth on pages 45 to 46 of this prospectus.

    "AUCTION" means a periodic operation of the Auction Procedures.

    "AUCTION AGENT" means The Bank of New York unless and until another commercial bank, trust company or other financial institution appointed by a resolution of the Board of Trustees of the Fund or a duly authorized committee thereof enters into an agreement with the Fund to follow the Auction Procedures for the purpose of determining the Applicable Rate and to act as transfer agent, registrar, dividend disbursing agent and redemption agent for the AMPS.

    "AUCTION AGENCY AGREEMENT" means the agreement entered into between the Fund and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for the purpose of determining the Applicable Rate.

    "AUCTION DATE" has the meaning set forth on page 51 of this prospectus.

    "AUCTION PROCEDURES" means the procedures for conducting Auctions set forth in Appendix C to the Statement of Additional Information.

    "AVAILABLE AMPS" has the meaning set forth on page 54 of this prospectus.

    "BENEFICIAL OWNER" means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or if applicable, the Auction Agent) as a holder of shares of AMPS or a Broker-Dealer that holds AMPS for its own account.

    "BID" has the meaning set forth on page 52 of this prospectus.

    "BIDDER" has the meaning set forth on page 52 of this prospectus.

    "BOARD OF TRUSTEES" or "BOARD" means the Board of Trustees of the Fund.

    "BROKER-DEALER" means any broker-dealer, or other entity permitted by law to perform the functions required of a Broker-Dealer in the Auction Procedures, that has been selected by the Fund and has entered into a Broker-Dealer Agreement with the Auction Agent that remains effective.

    "BROKER-DEALER AGREEMENT" means an agreement entered into between the Auction Agent and a Broker-Dealer, including Merrill Lynch and A.G. Edwards, pursuant to which such Broker-Dealers agree to follow the Auction Procedures.

    "BUSINESS DAY" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in The City of New York are authorized or obligated by law to close.

    "CEDE" means Cede & Co., the nominee of DTC, and in whose name the shares of AMPS initially will be registered.

    "CODE" means the Internal Revenue Code of 1986, as amended.

    "COMMON SHARES" means the common shares of beneficial interest, par value $.001 per share, of the Fund.

    "DATE OF ORIGINAL ISSUE" means, with respect to each share of AMPS, the date on which such share first is issued by the Fund.

    "DEPOSIT SECURITIES" means cash and Municipal Bonds rated at least A2 (having a remaining maturity of 12 months or less), P-1, VMIG-1 or MIG-1 by Moody's or A (having a remaining maturity of 12 months or less), A-1+ or SP-1+ by S&P.

    "DISCOUNT FACTOR" means a Moody's Discount Factor or an S&P Discount Factor, as the case may be.

    "DISCOUNTED VALUE" means (i) with respect to an S&P Eligible Asset, the quotient of the fair market value thereof divided by the applicable S&P Discount Factor and (ii) with respect to a Moody's Eligible Asset, the lower of par and the quotient of the fair market value thereof divided by the applicable Moody's Discount Factor.

    "DIVIDEND PAYMENT DATE" has the meaning set forth on page 43 of this prospectus.

    "DIVIDEND PERIOD" has the meaning set forth on page 43 of this prospectus.

    "DTC" means The Depository Trust Company.

    "ELIGIBLE ASSETS" means Moody's Eligible Assets or S&P Eligible Assets, as the case may be.

    "EXISTING HOLDER" means a Broker-Dealer or any such other person as may be permitted by the Fund that is listed as the holder of record of shares of AMPS in the records of the Auction Agent.

    "FITCH" means Fitch Ratings or its successors.

    "FORWARD COMMITMENT" has the meaning set forth on page 23 of the Statement of Additional Information.

    "FUND" means MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund, a Delaware statutory trust that is the issuer of the AMPS.

    "HIGH YIELD MUNICIPAL BONDS" means (a) with respect to Moody's
(1) Municipal Bonds rated Ba1 to B3 by Moody's, (2) Municipal Bonds not rated by Moody's, but rated BB+ to B- by S&P or Fitch, and (3) Municipal Bonds not explicitly rated by Moody's, S&P or Fitch, but rated at least the equivalent of B3 internally by the Investment Adviser, provided that Moody's reviews and achieves sufficient comfort on a case by case basis with the Investment Adviser's internal credit rating processes, and (b) with respect to S&P
(1) Municipal Bonds not rated by S&P but rated equivalent to BBB or lower by another NRSRO and (2) Municipal Bonds rated BB+ or lower by S&P.

    "HOLD ORDER" has the meaning set forth on page 52 of this prospectus.

    "INITIAL DIVIDEND PAYMENT DATE" means the first Dividend Payment Date for each series of the AMPS.

    "INITIAL DIVIDEND PERIOD" means the period from and including the Date of Original Issue to but excluding the Initial Dividend Payment Date for each series of the AMPS.

    "INITIAL MARGIN" means the amount of cash or securities deposited with a broker as a margin payment at the time of purchase or sale of a financial futures contract.

    "INVERSE FLOATERS" means trust certificates or other instruments evidencing interests in one or more Municipal Bonds that qualify as (i) S&P Eligible Assets the interest rates on which are adjusted at short term intervals on a basis that is inverse to the simultaneous readjustment of the interest rates on corresponding floating rate trust certificates or other instruments issued by the same issuer, provided that the ratio of the aggregate dollar amount of floating rate instruments to inverse floating rate instruments issued by the same issuer does not exceed one to one at their time of original issuance unless the floating rate instrument has only one reset remaining until maturity or
(ii) Moody's Eligible Assets the interest rates on which are adjusted at short term intervals on a basis that is inverse to the simultaneous readjustment of the interest rates on corresponding floating rate trust certificates or other instruments issued by the same issuer, provided that (a) such Inverse Floaters are rated by Moody's with the Investment Adviser having the capability to collapse (or relink) within seven days as a liquidity enhancement measure, and
(b) the issuer of such Inverse Floaters employs a leverage factor (i.e., the ratio of underlying capital appreciation bonds or other instruments to residual long-term derivative instruments) of not more than 2:1.

    "INVESTMENT ADVISER" means MBIA Capital Management Corp., an affiliate of MBIA Insurance Corporation.

    "IRS" means the United States Internal Revenue Service.

    "LIBOR DEALER" means Merrill Lynch and A.G. Edwards and such other dealer or dealers as the Fund from time to time may appoint or, in lieu thereof, their respective affiliates and successors.

    "LIBOR RATE," on any Auction Date, means (i) the rate for deposits in U.S. dollars for the designated Dividend Period, which appears on display page 3750 of Moneyline's Telerate Service ("Telerate Page 3750") (or such other page as may replace that page on that service, or such other service as may be selected by the LIBOR Dealer or its successors that are LIBOR Dealers) as of 11:00 a.m., London time, on the day that is the London Business Day preceding the Auction Date (the "LIBOR Determination Date"), or (ii) if such rate does not appear on Telerate Page 3750 or such other page as may replace such Telerate Page 3750, (A) the LIBOR Dealer shall determine the arithmetic mean of the offered quotations of the Reference Banks to leading banks in the London interbank market for deposits in U.S. dollars for the designated Dividend Period in an amount determined by such LIBOR Dealer by reference to requests for quotations as of approximately 11:00 a.m. (London time) on such date made by such LIBOR Dealer to the Reference Banks, (B) if at least two of the Reference Banks provide such quotations, LIBOR Rate shall equal such arithmetic mean of such quotations, (C) if only one or none of the Reference Banks provide such quotations, LIBOR Rate shall be deemed to be the arithmetic mean of the offered quotations that leading banks in The City of New York selected by the LIBOR Dealer (after obtaining the Fund's approval) are quoting on the relevant LIBOR Determination Date for deposits in U.S. dollars for the designated Dividend Period in an amount determined by the LIBOR Dealer (after obtaining the Fund's approval) that is representative of a single transaction in such market at such time by reference to the principal London offices of leading banks in the London interbank market; provided, however, that if one of the LIBOR Dealers does not quote a rate required to determine the LIBOR Rate, the LIBOR Rate will be determined on the basis of the quotation or quotations furnished by any Substitute LIBOR Dealer or Substitute LIBOR Dealers selected by the Fund to provide such rate or rates not being supplied by the LIBOR Dealer; provided further, that if the LIBOR Dealer and Substitute LIBOR Dealers are required but unable to determine a rate in accordance with at least one of the procedures provided above, the LIBOR Rate shall be the LIBOR Rate as determined on the previous Auction Date. If the number of Dividend Period days shall be (i) 7 or more but fewer than 21 days, such rate shall be the seven-day LIBOR rate; (ii) more than 21 but fewer than 49 days, such rate shall be the one-month LIBOR rate; (iii) 49 or more but fewer than 77 days, such rate shall be the two-month LIBOR rate; (iv) 77 or more but fewer than 112 days, such rate shall be the three-month LIBOR rate; (v) 112 or more but fewer than 140 days, such rate shall be the four-month LIBOR rate; (vi) 140 or more but fewer than 168 days, such rate shall be the five-month LIBOR rate; (vii) 168 or more but fewer than 189 days, such rate shall be the six-month LIBOR rate; (viii) 189 or more but fewer than 217 days, such rate shall be the seven-month LIBOR rate;
(ix) 217 or more but fewer than 252 days, such rate shall be the eight-month LIBOR rate; (x) 252 or more but fewer than 287 days, such rate shall be the nine-month LIBOR rate; (xi) 287 or more but fewer than 315 days, such rate shall be the ten-month LIBOR rate; (xii) 315 or more but fewer than 343 days, such rate shall be the eleven-month LIBOR rate; and (xiii) 343 or more but fewer than 365 days, such rate shall be the twelve-month LIBOR rate.

    "LONDON BUSINESS DAY" means any day on which commercial banks are generally open for business in London.

    "LONG TERM DIVIDEND PERIOD" means a Special Dividend Period consisting of a specified period of one whole year or more but not greater than five years.

    "MANDATORY REDEMPTION PRICE" has the meaning set forth on page 49 of this prospectus.

    "MARGINAL TAX RATE" means the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate, whichever is greater.

    "MAXIMUM APPLICABLE RATE" has the meaning set forth on page 45 of this prospectus.

    "MOODY'S" means Moody's Investors Service, Inc. or its successors.

    "MOODY'S DISCOUNT FACTOR" has the meaning set forth on page 19 of the Statement of Additional Information.

    "MOODY'S ELIGIBLE ASSETS" has the meaning set forth on pages 21 to 22 of the Statement of Additional Information.

    "MOODY'S HEDGING TRANSACTIONS" has the meaning set forth on page 21 of the Statement of Additional Information.

    "MOODY'S VOLATILITY FACTOR" means 272% as long as there has been no increase enacted to the Marginal Tax Rate. If such an increase is enacted but not yet implemented, the Moody's Volatility Factor shall be as follows:

% CHANGE IN                                         MOODY'S VOLATILITY
MARGINAL TAX RATE                                         FACTOR
-----------------                                   ------------------
< 5%..............................................            292%
> 5% but < / = 10%................................            313%
> 10% but < / = 15%...............................            338%
> 15% but < / = 20%...............................            364%
> 20% but < / = 25%...............................            396%
> 25% but < / = 30%...............................            432%
> 30% but < / = 35%...............................            472%
> 35% but < / = 40%...............................            520%

    Notwithstanding the foregoing, the Moody's Volatility Factor may mean such other potential dividend rate increase factor as Moody's advises the Fund in writing is applicable.

    "MUNICIPAL BONDS" has the meaning set forth on page 5 of this prospectus.

    "MUNICIPAL INDEX" has the meaning set forth on page 17 of the Statement of Additional Information.

    "1940 ACT" means the Investment Company Act of 1940, as amended from time to time.

    "1940 ACT AMPS ASSET COVERAGE" has the meaning set forth on page 48 of this prospectus.

    "1940 ACT CURE DATE" has the meaning set forth on page 48 of this prospectus.

    "NON-CALL PERIOD" has the meaning set forth under "Specific Redemption Provisions" below.

    "NON-PAYMENT PERIOD" has the meaning set forth on page 8 of the Statement of Additional Information.

    "NON-PAYMENT PERIOD RATE" has the meaning set forth on page 9 of the Statement of Additional Information.

    "NORMAL DIVIDEND PAYMENT DATE" has the meaning set forth on page 43 of this prospectus.

    "NOTICE OF REVOCATION" has the meaning set forth on page 8 of the Statement of Additional Information.

    "NOTICE OF SPECIAL DIVIDEND PERIOD" has the meaning set forth on page 45 of this prospectus.

    "NRSRO" means any nationally recognized statistical rating organization, as that term is used in Rule 15a3-1 under the Securities and Exchange Act of 1934, as amended, or any successor provisions.

    "OPTIONAL REDEMPTION PRICE" has the meaning set forth on page 49 of this prospectus.

    "ORDER" has the meaning set forth on page 52 of this prospectus.

    "POTENTIAL BENEFICIAL OWNER" means a customer of a Broker-Dealer or a Broker-Dealer that is not a Beneficial Owner of shares of AMPS but that wishes to purchase such shares, or that is a Beneficial Owner that wishes to purchase additional shares of AMPS.

    "POTENTIAL HOLDER" means any Broker-Dealer or any such other person as may be permitted by the Fund, including any Existing Holder, who may be interested in acquiring shares of AMPS (or, in the case of an Existing Holder, additional shares of AMPS).

    "PREFERRED SHARES" means preferred shares of beneficial interest, par value $.001 per share, of the Fund and includes the AMPS.

    "PREMIUM CALL PERIOD" has the meaning set forth under "Specific Redemption Provisions" below.

    "RECEIVABLES FOR MUNICIPAL BONDS SOLD" for Moody's has the meaning set forth under the definition of Moody's Discount Factor, and for S&P has the meaning set forth under the definition of S&P Discount Factor.

    "REFERENCE BANKS" means four major banks in the London interbank market selected by Merrill Lynch and A.G. Edwards or their affiliates or successors or such other party as the Fund may from time to time appoint.

    "REFERENCE RATE" means: (i) with respect to a Dividend Period having 364 or fewer days, the higher of the applicable LIBOR Rate and the Taxable Equivalent of the Short-Term Municipal Bond Rate, or (ii) with respect to any Dividend Period having 365 or more days, the applicable Treasury Index Rate.

    "REQUEST FOR SPECIAL DIVIDEND PERIOD" has the meaning set forth on page 44 of this prospectus.

    "RESPONSE" has the meaning set forth on page 45 of this prospectus.

    "RETROACTIVE TAXABLE ALLOCATION" has the meaning set forth on page 47 of this prospectus.

    "RULE 2A-7 MONEY MARKET FUNDS" means investment companies registered under the 1940 Act that comply with the requirements of Rule 2a-7 thereunder.

    "S&P" means Standard & Poor's or its successors.

    "S&P DISCOUNT FACTOR" has the meaning set forth on pages 15 to 17 of the Statement of Additional Information.

    "S&P ELIGIBLE ASSETS" has the meaning set forth on pages 15 to 16 of the Statement of Additional Information.

    "S&P HEDGING TRANSACTIONS" has the meaning set forth on page 17 of the Statement of Additional Information.

    "S&P VOLATILITY FACTOR" means 277% or such other potential dividend rate increase factor as S&P advises the Fund in writing is applicable.

    "SECURITIES DEPOSITORY" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository in connection with shares of AMPS.

    "SELL ORDER" has the meaning specified in Subsection 10(b)(i) of the Auction Procedures.

    "SERVICING AGENT" means Claymore Securities, Inc., a registered broker-dealer.

    "7-DAY DIVIDEND PERIOD" means, with respect to Series M7 AMPS, a Dividend Period consisting of seven days.

    "SHORT TERM DIVIDEND PERIOD" means a Special Dividend Period consisting of a specified number of days (other than seven with respect to Series M7 AMPS and other than 28 with respect to Series W28 AMPS) evenly divisible by seven, and not fewer than seven days nor more than 364 days.

    "SPECIAL DIVIDEND PERIOD" has the meaning set forth on page 42 of this prospectus.

    "SPECIFIC REDEMPTION PROVISIONS" means, with respect to a Special Dividend Period, either, or any combination of, (i) a period (a "Non-Call Period") determined by the Board of Trustees of the Fund, after consultation with the Auction Agent and the Broker-Dealers, during which the shares of a series of AMPS subject to such Dividend Period shall not be subject to redemption at the option of the Fund and (ii) a period (a "Premium Call Period"), consisting of a number of whole years and determined by the Board of Trustees of the Fund, after consultation with the Auction Agent and the Broker-Dealers, during each year of which the shares of a series of AMPS subject to such Dividend Period shall be redeemable at the Fund's option at a price per share equal to $25,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage of $25,000, as determined by the Board of Trustees of the Fund after consultation with the Auction Agent and the Broker-Dealers.

    "SUBMISSION DEADLINE" has the meaning set forth on page 53 of this prospectus.

    "SUBMITTED BID" has the meaning set forth on page 54 of this prospectus.

    "SUBMITTED HOLD ORDER" has the meaning set forth on page 54 of this prospectus.

    "SUBMITTED ORDER" has the meaning set forth on page 54 of this prospectus.

    "SUBMITTED SELL ORDER" has the meaning set forth on page 54 of this prospectus.

    "SUBSEQUENT DIVIDEND PERIOD" means each Dividend Period after the Initial Dividend Period of a series of AMPS.

    "SUBSTITUTE RATING AGENCY" and "SUBSTITUTE RATING AGENCIES" shall mean a NRSRO or two NRSROs, respectively, selected by the Fund, to act as a substitute rating agency or substitute rating agencies, as the case may be, to determine the credit ratings of the AMPS.

    "SUFFICIENT CLEARING BIDS" has the meaning set forth on pages 54 to 55 of this prospectus.

    "TAXABLE EQUIVALENT OF THE SHORT-TERM MUNICIPAL BOND RATE" on any date means 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the Kenny S&P 30-day High Grade Index (the "Kenny Index") or any successor index, made available for the Business Day immediately preceding such date but in any event not later than 8:30 A.M., New York City time, on such date by Kenny Information Systems Inc. or any successor thereto, based upon 30-day yield evaluations at par of bonds the interest on which is excludable for regular federal income tax purposes under the Code of "high grade" component issuers selected by Kenny Information Systems Inc. or any such successor from time to time in its discretion, which component issuers shall include, without limitation, issuers of general obligation bonds but shall exclude any bonds the interest on which constitutes an item of tax preference under
Section 57(a)(5) of the Code, or successor provisions, for purposes of the "alternative minimum tax," divided by (B) 1.00 minus the Marginal Tax Rate (expressed as a decimal); provided, however, that if the Kenny Index is not made so available by 8:30 A.M., New York City time, on such date by Kenny Information Systems Inc. or any successor, the Taxable Equivalent of the Short-Term Municipal Bond Rate shall mean the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the most recent Kenny Index so made available for any preceding Business Day, divided by (B) 1.00 minus the Marginal Tax Rate (expressed as a decimal). The Fund may not utilize a successor index to the Kenny Index unless Moody's and S&P provide the Fund with written confirmation that the use of such successor index will not adversely affect the then-current respective Moody's and S&P ratings of the AMPS.

    "TREASURY BONDS" means U.S. Treasury Bonds or Notes.

    "TREASURY INDEX RATE" means the average yield to maturity for actively traded marketable fixed interest rate U.S. Treasury Securities having the same number of 30-day periods to maturity as the length of the applicable Dividend Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Dividend Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15(519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Fund by at least three recognized dealers in U.S. Government Securities selected by the Fund.

    "28-DAY DIVIDEND PERIOD" means, with respect to Series W28 AMPS, a Dividend Period consisting of 28 days.

    "U.S. TREASURY SECURITIES" means direct obligations of the United States Treasury that are entitled to the full faith and credit of the United States government.

    "VALUATION DATE" has the meaning set forth on page 48 of this prospectus.

    "VARIATION MARGIN" means, in connection with an outstanding futures contract owned or sold by the Fund, the amount of cash or securities paid to or received from a broker (subsequent to the Initial Margin payment) from time to time as the price of such futures contract fluctuates.

    "WINNING BID RATE" has the meaning set forth on page 55 of this prospectus.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  $69,450,000

[MBIA Logo]                                                    [Claymore Logo]

                     MBIA CAPITAL/CLAYMORE MANAGED DURATION
                        INVESTMENT GRADE MUNICIPAL FUND

                    AUCTION MARKET PREFERRED SHARES ("AMPS")
                            1,389 SHARES, SERIES M7
                            1,389 SHARES, SERIES W28
                    LIQUIDATION PREFERENCE $25,000 PER SHARE

                               -----------------
                                   PROSPECTUS
                               -----------------

                              MERRILL LYNCH & CO.
                           A.G. EDWARDS & SONS, INC.

                                OCTOBER 24, 2003

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION


                                   $69,450,000


                MBIA CAPITAL/CLAYMORE MANAGED DURATION INVESTMENT
                              GRADE MUNICIPAL FUND


                     AUCTION MARKET PREFERRED SHARES ("AMPS")

                            1,389 SHARES, SERIES M7

                            1,389 SHARES, SERIES W28


                    LIQUIDATION PREFERENCE $25,000 PER SHARE

     MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund (the "Fund") is a recently organized, diversified closed-end management investment company.


     This Statement of Additional Information relating to the Auction Market Preferred Shares of the Fund does not constitute a Prospectus, but should be read in conjunction with the Fund's Prospectus relating thereto dated
October __, 2003 (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing AMPS. Investors should obtain and read the Fund's Prospectus prior to purchasing such shares. A copy of the Fund's Prospectus may be obtained without charge by calling (888) 773-1411. You may also obtain a copy of the Fund's Prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.


    The date of this Statement of Additional Information is October 24, 2003.

                                TABLE OF CONTENTS


The Fund's Investments                                                       1
Investment Restrictions                                                      5
Description of AMPS                                                          6
The Auction                                                                 14
Rating Agency Guidelines                                                    15
Management of the Fund                                                      24
Portfolio Transactions                                                      29
Taxes                                                                       31
Net Asset Value                                                             36
Independent Auditors and Experts                                            36
Additional Information                                                      37
Report of Independent Auditors and Financial Statements                     38
Appendix A - Ratings of Municipal Bonds                                    A-1
Appendix B - Settlement Procedures                                         B-1
Appendix C - Auction Procedures                                            C-1

                             THE FUND'S INVESTMENTS

DESCRIPTION OF MUNICIPAL BONDS

     CALL RIGHTS. The Fund may purchase a Municipal Bond issuer's right to call all or a portion of such Municipal Bond for mandatory tender for purchase (a "Call Right"). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to maturity of the related Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related Municipal Bond is identical to holding a Municipal Bond as a non-callable security. Certain investments in such obligations may be illiquid. The Fund may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 15% of the Fund's net assets.

     PRIVATELY PLACED BONDS. The Fund may seek to enhance its yield through the purchase of private placements. These securities are sold through private negotiations, usually to institutions or mutual funds, and may have resale restrictions. Their yields are usually higher than comparable public securities to compensate the investor for their limited marketability. The Fund may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 15% of the Fund's net assets.

     PUT RIGHTS. Some longer-term Municipal Bonds give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request--usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the Fund would hold the longer-term security, which could experience substantially more volatility.

     CUSTODIAL RECEIPTS. The Fund may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying Municipal Bonds. In a typical custodial receipt arrangement, an issuer or third party owner of Municipal Bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Bonds. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Bond. Custodial receipts are sold in private placements. The value of a custodial receipt may fluctuate more than the value of a Municipal Bond of comparable quality and maturity. The Fund may not invest in illiquid custodian receipts if such investments, together with other illiquid investments, would exceed 15% of the Fund's net assets.

INSURED MUNICIPAL BONDS

     ORIGINAL ISSUE INSURANCE. Original Issue Insurance is purchased with respect to a particular issue of Municipal Bonds by the issuer thereof or a third party in conjunction with the original issuance of such Municipal Bonds. Under this insurance, the insurer unconditionally guarantees to the holder of the Municipal Bond the timely payment of principal and interest on such obligations when and as these payments become due but not paid by the issuer, except that in the event of the acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of a mandatory sinking fund payment), default or otherwise, the payments guaranteed may be made in the amounts and at the times as payment of principal would have been due had there not been any acceleration. The insurer is responsible for these payments. Original Issue Insurance also does not insure against nonpayment of principal or interest on Municipal Bonds resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for these bonds.

     Original Issue Insurance remains in effect as long as the Municipal Bonds it covers remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of these Municipal Bonds. Consequently, Original Issue Insurance may be considered to represent an element of market value with respect to the municipal bonds so insured, but the exact effect, if any, of this insurance on the market value cannot be estimated.

     SECONDARY MARKET INSURANCE. Subsequent to the time of original issuance of a Municipal Bond, the Fund or a third party may, upon the payment of a single premium, purchase insurance on that security. Secondary Market Insurance generally provides the same type of coverage as Original Issue Insurance and, as with Original Issue Insurance, Secondary Market Insurance remains in effect as long as the Municipal Bonds it covers remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of these Municipal Bonds.

     PORTFOLIO INSURANCE. Portfolio Insurance guarantees the payment of principal and interest on specified eligible Municipal Bonds purchased by the Fund. Portfolio Insurance generally provides the same type of coverage as is provided by Original Issue Insurance or Secondary Market Insurance. Municipal Bonds insured under a Portfolio Insurance policy would generally not be insured under any other policy. A Municipal Bond is eligible for coverage under a policy if it meets certain requirements of the insurer. Portfolio Insurance is intended to reduce financial risk, but the cost thereof will reduce the yield to shareholders of the Fund.

HEDGING TRANSACTIONS

     FUTURES CONTRACTS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position that will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

     The Fund deals in financial futures contracts based on a long term municipal bond index developed by the Chicago Board of Trade ("CBT") and The Bond Buyer (the "Municipal Bond Index"). The Municipal Bond Index is comprised of 40 tax exempt municipal revenue and general obligation bonds. Each bond included in the Municipal Bond Index must be rated A or higher by Moody's or S&P and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from, the Municipal Bond Index. The value of the Municipal Bond Index is computed daily according to a formula based on the price of each bond in the Municipal Bond Index, as evaluated by six dealer-to-dealer brokers.

     The Municipal Bond Index futures contract is traded only on the CBT. Like other contract markets, the CBT assures performance under futures contracts through a clearing corporation, a nonprofit organization managed by the exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin.

     Subject to policies adopted by the Trustees, the Fund also may engage in other futures contracts transactions such as futures contracts on other municipal bond indices that may become available if MBIA-CMC and the Trustees of the Fund should determine that there is normally a sufficient correlation between the prices of such futures contracts and the Municipal Bonds in which the Fund invests to make such hedging appropriate.

     The Fund may purchase and sell BMA Swaps in the BMA Swap market. In a BMA Swap, the Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments linked to the Bond Market Association Municipal Swap Index). Because the underlying index is a tax exempt index, BMA Swaps may reduce cross-market risks incurred by the Fund and increase the Fund's ability to hedge effectively. BMA Swaps are typically quoted for the entire yield curve, beginning with a seven day floating rate index out to 30 years. The duration of a BMA Swap is approximately equal to the duration of a fixed rate Municipal Bond with the same attributes as the swap (e.g., coupon, maturity, call feature).

     The Fund also may purchase and sell MMD Swaps, also known as MMD rate locks. An MMD Swap permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Swap, the Fund can create a synthetic long or short position, allowing the Fund to select the most attractive part of the yield curve. An MMD Swap is a contract between the Fund and an MMD Swap provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if the Fund buys an MMD Swap and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Fund equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, the Fund will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract.

     It is customary market practice for swaptions to be "cash settled" rather than an actual position in an interest rate swap being established at the time of swaption expiration. For reasons set forth more fully below, MBIA-CMC expects to enter strictly into cash settled swaptions, i.e., where the exercise value of the swaption is determined by reference to the market for interest rate swaps then prevailing.

     The pricing and valuation terms of interest rate swap agreements and swaptions are not standardized and there is no clearinghouse whereby a party to the agreement can enter into an offsetting position to close out a contract. Interest rate swaps and swaptions must thus be regarded as inherently illiquid. Interest rate swap agreements are usually (1) between an institutional investor and a broker/dealer firm or bank or (2) between institutional investors. In addition, substantially all swaps are entered into subject to the standards set forth by the International Swaps & Derivatives Association ("ISDA"). ISDA represents participants in the privately negotiated derivatives industry. It helps formulate the investment industry's position on regulatory and legislative issues, develops international contractual standards, and offers arbitration on disputes concerning market practice.

     MBIA-CMC expects that the Fund will be subject to the initial and subsequent mark-to-market collateral requirements that are standard among ISDA participants. These requirements help insure that the party who is a net obligor at current market value has pledged for safekeeping, to the counterparty, sufficient collateral to cover any losses should the obligor become incapable, for whatever reason, of fulfilling its commitments under the swap, cap or swaption agreements. This is analogous, in many respects, to the collateral requirements in place on regular futures and options exchanges. As long as the Fund is a purchaser of swaptions, which is expected to be the only possibility under rating agency guidelines applicable to the preferred shares of the Fund, the Fund would not have to pledge collateral. However, it would have to monitor the market value of the swaptions held and insure that they are properly collateralized.

     MBIA-CMC has instituted procedures for valuing any swaps or swaptions positions to which it is party. Swaps or swaptions will be valued by the counterparty to the swap or swaption in question. Such valuation will then be compared with the valuation provided by a broker/dealer or bank that is not a party to the swap or swaption. In the event of material discrepancies, MBIA-CMC has procedures in place for valuing the swap or swaption, subject to the direction of the Fund's Board.

OTHER INVESTMENT POLICIES

     VRDOs AND PARTICIPATING VRDOs. VRDOs are tax exempt obligations that contain a floating or variable interest rate adjustment formula and right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDOs, at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon the Public Securities Association Index or some other appropriate interest rate adjustment index. The Fund may invest in all types of tax exempt instruments currently outstanding or to be issued in the future which satisfy its short term maturity and quality standards.

     Participating VRDOs provide the Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution upon a specified number of days' notice, not to exceed seven days. In addition, the Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. The Fund would have an undivided interest in the underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment. It is contemplated that the Fund will not invest more than a limited amount of its assets in Participating VRDOs.

     VRDOs that contain an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. A VRDO with a demand notice period exceeding seven days will therefore be subject to the Fund's restriction on illiquid investments unless, in the judgment of MBIA-CMC, acting under supervision of the Board of Trustees, such VRDO is liquid.

     The Temporary Investments, VRDOs and Participating VRDOs in which the Fund may invest will be in the following rating categories at the time of purchase:
MIG-1/VMIG-1 through MIG-3/VMIG-3 for notes and VRDOs and Prime-1 through Prime-3 for commercial paper (as determined by Moody's), SP-1 through SP-2 for notes and A-1 through A-3 for VRDOs and commercial paper (as determined by S&P), or F-1 through F-3 for notes, VRDOs and commercial paper (as determined by Fitch). Temporary

Investments, if not rated, must be of comparable quality in the opinion of MBIA-CMC. In addition, the Fund reserves the right to invest temporarily a greater portion of its assets in Temporary Investments for defensive purposes, when, in the judgment of MBIA-CMC, market conditions warrant.

                             INVESTMENT RESTRICTIONS


     The following are fundamental investment restrictions of the Fund and may not be changed without the approval of the holders of a majority of the Fund's outstanding common shares and outstanding shares of AMPS and any other preferred shares, voting together as a single class, and the majority of the outstanding shares of AMPS and any other preferred shares, voting as a separate class (for this purpose and under the 1940 Act "majority of the outstanding" shares means the lesser of (i) 67% or more of each class of capital stock represented at a meeting at which more than 50% of the outstanding shares of each class of capital stock are represented or (ii) more than 50% of the outstanding shares of each class of capital stock). The Fund may not:


          1. With respect to 75% of the Fund's total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each obligor, if any, is treated as a separate issuer of Municipal Bonds.

          2. Make investments for the purpose of exercising control or management.

          3. Purchase or sell real estate, commodities or commodity contracts; except that to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein, and the Fund may purchase and sell financial futures contracts and options thereon.

          4.   Issue senior securities or borrow money except as permitted by
     Section 18 of the 1940 Act.

          5. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

          6. Make loans to other persons, except that the Fund may purchase Municipal Bonds and other debt securities and enter into repurchase agreements in accordance with its investment objective, policies and limitations.

          7. Invest 25% or more of its total assets (taken at market value at the time of each investment) in the securities of issuers in a single industry; provided that, for purposes of this restriction, states, municipalities and their political subdivisions are not considered to be part of any industry.

Additional investment restrictions adopted by the Fund, which may be changed by the Board of Trustees without shareholder approval, provide that the Fund may not:

          a. Purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law. Applicable law currently prohibits the Fund from purchasing the securities of other investment companies except if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by the Fund, (ii) 5% of the Fund's total assets, taken at market value, would be invested in any one such company,
     (iii) 10% of the Fund's total assets, taken at market value, would be invested in such securities, and (iv) the Fund, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total outstanding voting stock of any one closed-end investment company.

          b. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in investment restriction (4) above or except as may be necessary in connection with transactions in financial futures contracts and options thereon.

          c. Purchase any securities on margin, except that the Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

     For purposes of restriction (7), the exception for states, municipalities and their political subdivisions applies only to tax exempt securities issued by such entities.

     Unless otherwise indicated, if a percentage restriction on investment policies or the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.


                               DESCRIPTION OF AMPS


GENERAL

     Certain of the capitalized terms used herein are defined in the Glossary that appears at the back of the Prospectus.


     The AMPS will be preferred shares of beneficial interest that entitle their holders to receive dividends when, as and if declared by the Board of Trustees, out of funds legally available therefor, at a rate per annum that may vary for the successive Dividend Periods. After the Initial Dividend Period of a series, each Subsequent Dividend Period for the AMPS generally will be a 7-Day Dividend Period (with respect to the Series M7 AMPS) or a 28-Day Dividend Period (with respect to the Series W28 AMPS); provided however, that prior to any Auction, the Fund may elect, subject to certain limitations described herein, upon giving notice to holders thereof, a Special Dividend Period. The Applicable Rate for a particular Dividend Period will be determined by an Auction conducted on the Business Day before the start of such Dividend Period. Beneficial Owners and Potential Beneficial Owners of shares of AMPS may participate in Auctions therefor, although, except in the case of a Special Dividend Period of more than 91 days, Beneficial Owners desiring to continue to hold all of their shares of AMPS regardless of the Applicable Rate resulting from Auctions need not participate. For an explanation of Auctions and the method of determining the Applicable Rate, see Appendix C "Auction Procedures."

     Except as otherwise required by law or unless there is no Securities Depository, all outstanding shares of the AMPS will be represented by one or more certificates registered in the name of the nominee of the Securities Depository (initially expected to be Cede), and no person acquiring shares of AMPS will be entitled to receive a certificate representing such shares. See Appendix C "Auction Procedures." As a result, the nominee of the Securities Depository is expected to be the sole holder of record of the shares of

AMPS. Accordingly, each purchaser of AMPS must rely on (i) the procedures of the Securities Depository and, if such purchaser is not a member of the Securities Depository, such purchaser's Agent Member, to receive dividends, distributions and notices and to exercise voting rights (if and when applicable) and (ii) the records of the Securities Depository and, if such purchaser is not a member of the Securities Depository, such purchaser's Agent Member, to evidence its beneficial ownership of shares of AMPS.

     When issued and sold, the shares of AMPS will have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) and will be fully paid and non-assessable. See "Description of AMPS--Liquidation Rights" in the Prospectus. The shares of AMPS will not be convertible into common shares or other capital shares of the Fund, and the holders thereof will have no preemptive rights. The AMPS will not be subject to any sinking fund but will be subject to redemption at the option of the Fund at the Optional Redemption Price on any Dividend Payment Date (except during the Initial Dividend Period and during a Non-Call Period) and, under certain circumstances, will be subject to mandatory redemption by the Fund at the Mandatory Redemption Price stated in the Prospectus. See "Description of AMPS--Redemption" in the Prospectus.

     In addition to serving as the Auction Agent in connection with the Auction Procedures described in the Prospectus, The Bank of New York will be the transfer agent, registrar, dividend disbursing agent and redemption agent for the shares of AMPS. The Auction Agent, however, will serve merely as the agent of the Fund, acting in accordance with the Fund's instructions, and will not be responsible for any evaluation or verification of any matters certified to it.

     Except in an Auction, the Fund will have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any shares of AMPS so long as the Fund is current in the payment of dividends on AMPS and on any other capital stock of the Fund ranking on a parity with the AMPS with respect to the payment of dividends or upon liquidation.

     The following supplements the description of the terms of the shares of AMPS set forth in the Prospectus. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the Fund's Declaration and Statement, including the provisions thereof establishing the AMPS. The Fund's Declaration and Statement establishing the terms of the AMPS have been filed as exhibits to the Registration Statement of which this Statement of Additional Information is a part.


DIVIDENDS


     GENERAL. The holders of shares of AMPS will be entitled to receive, when, as and if declared by the Board of Trustees of the Fund, out of funds legally available therefor, cumulative cash dividends on their shares, at the Applicable Rate. Dividends on the shares of AMPS so declared and payable shall be paid (i) in preference to and in priority over any dividends so declared and payable on the common shares, and (ii) to the extent permitted under the Code and to the extent available, out of net tax-exempt income earned on the Fund's investments. Generally, dividends on shares of AMPS, to the extent that they are derived from interest paid on Municipal Bonds, will be exempt from federal income taxes, subject to possible application of the alternative minimum tax. See "Taxes."

     NOTIFICATION OF DIVIDEND PERIOD. In determining whether the Fund should issue a Notice of Special Dividend Period for a series of the AMPS, the lead Broker-Dealer, initially Merrill Lynch, will consider (i) existing short-term and long-term market rates and indices of such short-term and long-term rates,
(ii) existing market supply and demand for short-term and long-term securities,
(iii) existing yield curves for short-term and long-term securities comparable to the AMPS, (iv) industry and financial conditions which may affect the AMPS,
(v) the investment objective of the Fund, and (vi) the Dividend

Periods and dividend rates at which current and potential beneficial holders of the AMPS would remain or become beneficial holders. If the lead Broker-Dealer shall not give the Fund a Response by the second Business Day prior to the relevant Auction Date or if the Response states that given the factors set forth above it is not advisable that the Fund give a Notice of Special Dividend Period for the AMPS, the Fund may not give a Notice of Special Dividend Period. In the event the Response indicates that it is advisable that the Fund give a Notice of Special Dividend Period for the AMPS, the Fund, by no later than the second Business Day prior to such Auction Date, may give a notice (a "Notice of Special Dividend Period") to the Auction Agent, the Securities Depository and each Broker-Dealer, which notice will specify (i) the duration of the Special Dividend Period, (ii) the Optional Redemption Price as specified in the related Response and (iii) the Specific Redemption Provisions, if any, as specified in the related Response. The Fund also shall provide a copy of such Notice of Special Dividend Period to Moody's and S&P. The Fund shall not give a Notice of Special Dividend Period, and, if such Notice of Special Dividend Period shall have been given already, shall give telephonic and written notice of its revocation (a "Notice of Revocation") to the Auction Agent, each Broker-Dealer, and the Securities Depository on or prior to the Business Day prior to the relevant Auction Date if (x) either the 1940 Act AMPS Asset Coverage is not satisfied or the Fund shall fail to maintain S&P Eligible Assets and Moody's Eligible Assets each with an aggregate Discounted Value at least equal to the AMPS Basic Maintenance Amount, in each case on the Valuation Date immediately preceding the Business Day prior to the relevant Auction Date, on an actual basis and on a pro forma basis giving effect to the proposed Special Dividend Period (using as a pro forma dividend rate with respect to such Special Dividend Period the dividend rate which the lead Broker-Dealer shall advise the Fund is an approximately equal rate for securities similar to the AMPS with an equal dividend period), (y) sufficient funds for the payment of dividends payable on the immediately succeeding Dividend Payment Date have not been segregated in an account at the Fund's custodian bank or on the books of the Fund by the close of business on the third Business Day preceding the related Auction Date or (z) the lead Broker-Dealer advises the Fund that, after consideration of the factors listed above, they have concluded that it is advisable to give a Notice of Revocation. The Fund also shall provide a copy of such Notice of Revocation to Moody's and S&P. If the Fund is prohibited from giving a Notice of Special Dividend Period as a result of the factors enumerated in clause (x), (y) or (z) above or if the Fund gives a Notice of Revocation with respect to a Notice of Special Dividend Period for any AMPS, the next succeeding Dividend Period for the AMPS will be a 7-Day Dividend Period (with respect to the Series M7 AMPS) or a 28-Day Dividend Period (with respect to the Series W28 AMPS). In addition, in the event Sufficient Clearing Bids are not made in any Auction or an Auction is not held for any reason, the next succeeding Dividend Period will be a 7-Day Dividend Period, and the Fund may not again give a Notice of Special Dividend Period (and any such attempted notice shall be null and void) until Sufficient Clearing Bids have been made in an Auction with respect to a 7-Day Dividend Period (with respect to the Series M7 AMPS) or a 28-Day Dividend Period (with respect to the Series W28 AMPS).

     NON-PAYMENT PERIOD; LATE CHARGE. A Non-Payment Period will commence if the Fund fails to (i) declare, prior to the close of business on the second Business Day preceding any Dividend Payment Date, for payment on or (to the extent permitted as described below) within three Business Days after such Dividend Payment Date to the persons who held such shares as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date, the full amount of any dividend on shares of AMPS payable on such Dividend Payment Date or (ii) deposit, irrevocably in trust, in same-day funds, with the Auction Agent by 12:00 noon, Eastern time, (A) on such Dividend Payment Date the full amount of any cash dividend on such shares (if declared) payable on such Dividend Payment Date or (B) on any redemption date for shares of AMPS called for redemption, the Mandatory Redemption Price per share of such AMPS or, in the case of an optional redemption, the Optional Redemption Price per share. Such Non-Payment Period will consist of the period commencing on and including the aforementioned Dividend Payment Date or redemption date, as the case may be, and ending on and including the Business Day on which, by 12:00 noon, Eastern time, all unpaid cash dividends and unpaid redemption prices shall have been so deposited or otherwise shall have been made available to the applicable holders in same-day funds, provided that a Non-Payment Period for the AMPS will not end unless the Fund shall have given at least five days' but no more than 30 days' written notice of such deposit or availability to the Auction Agent, the Securities Depository and all holders of shares of AMPS. Notwithstanding clause (ii) (A) or (ii) (B) above, if the Fund complies with the requirements regarding late charges within three Business Days after any Dividend Payment Date or redemption date, as the case may be, in each case to the extent contemplated below, the Fund's failure to deposit funds shall not result in a "Non-Payment Period."

     The Applicable Rate for each Dividend Period for shares of AMPS, commencing during a Non-Payment Period, will be equal to the Non-Payment Period Rate; and each Dividend Period commencing after the first day of, and during, a Non-Payment Period shall be a 7-Day Dividend Period in the case of the Series M7 AMPS and a 28-Day Dividend Period in the case of the Series W28 AMPS. Any dividend on shares of AMPS due on any Dividend Payment Date for such shares (if, prior to the close of business on the second Business Day preceding such Dividend Payment Date, the Fund has declared such dividend payable on such Dividend Payment Date to the persons who held such shares as of 12:00 noon, Eastern time, on the Business Day preceding such Dividend Payment Date) or redemption price with respect to such shares not paid to such persons when due may be paid to such persons in the same form of funds by 12:00 noon, Eastern time, on any of the first three Business Days after such Dividend Payment Date or due date, as the case may be, provided that such amount is accompanied by a late charge calculated for such period of non-payment at the Non-Payment Period Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 365. In the case of a willful failure of the Fund to pay a dividend on a Dividend Payment Date or to redeem any shares of AMPS on the date set for such redemption, the preceding sentence shall not apply and the Applicable Rate for the Dividend Period commencing during the Non-Payment Period resulting from such failure shall be the Non-Payment Period Rate. For the purposes of the foregoing, payment to a person in same-day funds on any Business Day at any time will be considered equivalent to payment to that person in New York Clearing House (next-day) funds at the same time on the preceding Business Day, and any payment made after 12:00 noon, Eastern time, on any Business Day shall be considered to have been made instead in the same form of funds and to the same person before 12:00 noon, Eastern time, on the next Business Day.

     The Non-Payment Period Rate initially will be 200% of the applicable Reference Rate (or 300% of such rate if the Fund has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gain or other taxable income will be included in such dividend on shares of AMPS), provided that the Board of Trustees of the Fund shall have the authority to adjust, modify, alter or change from time to time by resolution or otherwise the initial Non-Payment Period Rate if the Board of Trustees of the Fund determines and Moody's and S&P (and any Substitute Rating Agency or Substitute Rating Agencies, as the case may be, in lieu of Moody's or S&P, or both, in the event either or both of such parties shall not rate the
AMPS) advise the Fund in writing that such adjustment, modification, alteration or change will not adversely affect their then current ratings on the AMPS.

     RESTRICTIONS ON DIVIDENDS AND OTHER PAYMENTS. For so long as any shares of AMPS are outstanding, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, common shares or other stock, if any, ranking junior to shares of AMPS as to dividends or upon liquidation) in respect of common shares or any other stock of the Fund ranking junior to or on a parity with shares of AMPS as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any common shares or any other such junior stock (except by conversion into or exchange for stock of the Fund ranking junior to AMPS as to dividends and upon liquidation) or any such parity stock (except by conversion into or exchange for stock of the Fund ranking junior to or on a parity with AMPS as to dividends and upon liquidation), unless (A) immediately after such transaction, the Fund would have S&P Eligible Assets and Moody's Eligible Assets each with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount, and the 1940 Act AMPS Asset Coverage (see "--Asset Maintenance" and "--Redemption" below) would be satisfied, (B) full cumulative dividends on shares of AMPS due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent, (C) any Additional Dividend required to be paid on or before the date of such declaration or payment has been paid, and (D) the Fund has redeemed the full number of shares of AMPS required to be redeemed by any provision for mandatory redemption contained in the Statement.


ASSET MAINTENANCE


     1940 ACT AMPS ASSET COVERAGE. The Fund will be required under the Statement to maintain, with respect to shares of AMPS, as of the last Business Day of each month in which any shares of AMPS are outstanding, asset coverage of at least 200% with respect to senior securities which are stock, including the shares of AMPS (or such other asset coverage as in the future may be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of paying dividends on its common shares) ("1940 Act AMPS Asset Coverage"). If the Fund fails to maintain 1940 Act AMPS Asset Coverage and such failure is not cured as of the last Business Day of the following month (the "1940 Act Cure Date"), the Fund will be required under certain circumstances to redeem certain of the shares of AMPS. See "Description of AMPS--Redemption" in the Prospectus and "--Redemption" below.

     AMPS BASIC MAINTENANCE AMOUNT. So long as shares of AMPS are outstanding, the Fund will be required under the Statement as of the last Business Day of each week (a "Valuation Date") to maintain S&P Eligible Assets and Moody's Eligible Assets each having in the aggregate a Discounted Value at least equal to the AMPS Basic Maintenance Amount. If the Fund fails to meet such requirement as of any Valuation Date and such failure is not cured on or before the sixth Business Day after such Valuation Date (the "AMPS Basic Maintenance Cure Date"), the Fund will be required under certain circumstances to redeem certain of the shares of AMPS. See "Description of AMPS--Redemption" in the Prospectus and "--Redemption" below. Upon any failure to maintain the required Discounted Value, the Fund will use its best efforts to alter the composition of its portfolio to reattain a Discounted Value at least equal to the AMPS Basic Maintenance Amount on or prior to the AMPS Basic Maintenance Cure Date.

     The AMPS Basic Maintenance Amount as of any Valuation Date, means the dollar amount equal to (i) the sum of (A) the product of the number of shares of AMPS outstanding on such Valuation Date multiplied by the sum of $25,000 and any applicable redemption premium attributable to the designation of a Premium Call Period; (B) the aggregate amount of cash dividends (whether or not earned or declared) that will have accumulated for each share of AMPS outstanding to (but not including) the end of the current Dividend Period for the AMPS that follows such Valuation Date in the event the then current Dividend Period for the AMPS will end within 49 calendar days of such Valuation Date or through the 49th day after such Valuation Date in the event the then current Dividend Period will not end within 49 calendar days of such Valuation Date; (C) in the event the then current Dividend Period will end within 49 calendar days of such Valuation Date, the aggregate amount of cash dividends that would accumulate at the Maximum Applicable Rate applicable to a Dividend Period of 28 or fewer days on any shares of AMPS outstanding from the end of such Dividend Period through the 49th day after such Valuation Date, multiplied by the larger of the Moody's Volatility Factor and the S&P Volatility Factor, determined from time to time by Moody's and S&P, respectively (except that if such Valuation Date occurs during a Non-Payment Period, the cash dividend for purposes of calculation would accumulate at the then current Non-Payment Period Rate); (D) the amount of anticipated expenses of the Fund for the 90 days subsequent to such Valuation Date; (E) the amount of current outstanding balances of any indebtedness which is senior to the AMPS plus interest actually accrued together with 30 days additional interest on the current outstanding balances calculated at the current rate; (F) the amount of the Fund's maximum potential Additional Dividend liability as of such Valuation Date; and (G) any current liabilities as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(F) (including, without limitation, and immediately upon determination, any amounts due and payable by the Fund's portfolio securities purchased as of such Valuation Date and any liabilities incurred for the purpose of clearing securities transactions) less
(ii) either (A) the Discounted Value of any of the Fund's assets, or (B) the face value of any of the Fund's assets if such assets mature prior to or on the date of redemption of AMPS or payment of a liability and are either securities issued or guaranteed by the United States Government or Deposit Securities, in both cases irrevocably deposited by the Fund for the payment of the amount needed to redeem shares of AMPS subject to redemption or to satisfy any of
(i)(B) through (i)(G).

     The Discount Factors and guidelines for determining the market value of the Fund's portfolio holdings have been based on criteria established in connection with rating the AMPS. These factors include, but are not limited to, the sensitivity of the market value of the relevant asset to changes in interest rates, the liquidity and depth of the market for the relevant asset, the credit quality of the relevant asset (for example, the lower the rating of a debt obligation, the higher the related discount factor) and the frequency with which the relevant asset is marked to market. In no event shall the Discounted Value of any asset of the Fund exceed its unpaid principal balance or face amount as of the date of calculation. The Discount Factor relating to any asset of the Fund and the AMPS Basic Maintenance Amount, the assets eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the Fund, without shareholder approval, but only in the event the Fund receives written confirmation from S&P, Moody's and any Substitute Rating Agency that any such changes would not impair the ratings then assigned to the shares of AMPS by S&P or Moody's or any Substitute Rating Agency.

     On or before the seventh Business Day after a Valuation Date on which the Fund fails to maintain S&P Eligible Assets and Moody's Eligible Assets each with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount, the Fund is required to deliver to Moody's and S&P, as the case may be, a report with respect to the calculation of the AMPS Basic Maintenance Amount, the value of its portfolio holdings and the net asset value and market price of the Fund's common shares as of the date of such failure (an "AMPS Basic Maintenance Report"). The Fund also will deliver an AMPS Basic Maintenance Report as of the 21st day of each month (or if such day is not a Business Day, as of the next succeeding Business Day) or as of the last Business Day of the month in which the Fund's fiscal year ends on or before the seventh Business Day after such day. Within ten Business Days after delivery of such report relating to the Fund's fiscal year end, the Fund will deliver a letter prepared by the Fund's independent accountants regarding the accuracy of the calculations made by the Fund in such AMPS Basic Maintenance Report. If any such letter prepared by the Fund's independent accountants shows that an error was made in the AMPS Basic Maintenance Report, the calculation or determination made by the Fund's independent accountants will be conclusive and binding on the Fund. The Fund will also provide Moody's and S&P with an AMPS Basic Maintenance Report as of each Valuation Date on or before the seventh Business Day after such date when the Discounted Value of Moody's Eligible Assets or S&P Eligible Assets, as the case may be, fails to exceed the AMPS Basic Maintenance Amount by 25% or more. Also, on or before 5:00 p.m., Eastern time, on the first Business Day after common shares are repurchased by the Fund, the Fund will complete and deliver to S&P and Moody's an AMPS Basic Maintenance Report as of the close of business on such date that common shares are repurchased.


REDEMPTION

     OPTIONAL REDEMPTION. To the extent permitted under the 1940 Act and Delaware law, upon giving a Notice of Redemption, the Fund at its option may redeem shares of AMPS, in whole or in part, out of funds legally available therefor, at the Optional Redemption Price per share, on any Dividend Payment Date; provided that no share of AMPS may be redeemed at the option of the Fund during (A) the Initial Dividend Period with respect to a series of AMPS or (B) a Non-Call Period to which such share is subject. In addition, holders of AMPS which are redeemed shall be entitled to receive Additional Dividends to the extent provided herein. The Fund may not give a Notice of Redemption relating to an optional redemption unless at the time of giving such Notice of Redemption, the Fund has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount due to Holders by reason of the redemption of their shares of AMPS on such redemption date.



     MANDATORY REDEMPTION. The number of shares of AMPS to be redeemed will be equal to the lesser of (a) the minimum number of shares of AMPS the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, together with all other shares of the preferred shares subject to redemption or retirement, would result in the Fund having S&P Eligible Assets and Moody's Eligible Assets each with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount or satisfaction of the 1940 Act AMPS Asset Coverage, as the case may be, on such Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all shares of AMPS then outstanding will be redeemed), and (b) the maximum number of shares of AMPS, together with all other preferred shares subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor on such redemption date. In determining the number of shares of AMPS required to be redeemed in accordance with the foregoing, the Fund shall allocate the number required to be redeemed which would result in the Fund having S&P Eligible Assets and Moody's Eligible Assets each with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount or satisfaction of the 1940 Act AMPS Asset Coverage, as the case may be, pro rata among shares of AMPS and other preferred shares subject to redemption pursuant to provisions similar to those set forth below; provided that, shares of AMPS which may not be redeemed at the option of the Fund due to the designation of a Non-Call Period applicable to such shares (A) will be subject to mandatory redemption only to the extent that other shares are not available to satisfy the number of shares required to be redeemed and (B) will be selected for redemption in an ascending order of outstanding number of days in the Non-Call Period (with shares with the lowest number of days to be redeemed first) and by lot in the event of shares having an equal number of days in such Non-Call Period. The Fund is required to effect such a mandatory redemption not later than 30 days after such Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of shares of AMPS which are subject to mandatory redemption or the Fund otherwise is unable to effect such redemption on or prior to 30 days after such Cure Date, the Fund will redeem those shares of AMPS which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption.

     NOTICE OF REDEMPTION. If shares of AMPS are to be redeemed, a notice of redemption will be mailed to each record holder of AMPS (initially Cede as nominee of the Securities Depository) and to the Auction Agent not less than 17 nor more than 60 days prior to the date fixed for the redemption thereof. Each notice of redemption will include a statement setting forth: (i) the redemption date, (ii) the aggregate number of shares of AMPS to be redeemed, (iii) the redemption price, (iv) the place or places where shares of AMPS are to be surrendered for payment of the redemption price, (v) a statement that dividends on the shares to be redeemed will cease to accumulate on such redemption date and (vi) the provision of the Statement pursuant to which such shares are being redeemed. The notice also will be published in The Wall Street Journal. No defect in the notice of redemption or in the mailing or publication thereof will affect the validity of the redemption proceedings, except as required by applicable law.

     In the event that less than all of the outstanding shares of AMPS are to be redeemed, the shares to be redeemed will be selected by lot or such other method as the Fund shall deem fair and equitable, and the results thereof will be communicated to the Auction Agent. The Auction Agent will give notice to the Securities Depository, whose nominee will be the record holder of all shares of AMPS, and the Securities Depository will determine the number of shares to be redeemed from the account of the Agent Member of each Existing Holder. Each Agent Member will determine the number of shares to be redeemed from the account of each Existing Holder for which it acts as agent. An Agent Member may select for redemption shares from the accounts of some Existing Holders without selecting for redemption any shares from the accounts of other Existing Holders. Notwithstanding the foregoing, if neither the Securities Depository nor its nominee is the record holder of all of the shares of AMPS, the particular shares to be redeemed shall be selected by the Fund by lot or by such other method as the Fund shall deem fair and equitable.

     If the Fund gives notice of redemption, and concurrently or thereafter deposits in trust with the Auction Agent, or segregates in an account at the Fund's custodian bank for the benefit of the holders of the AMPS to be redeemed and for payment to the Auction Agent, Deposit Securities (with a right of substitution) having an aggregate Discounted Value equal to the redemption payment for the shares of AMPS as to which notice of redemption has been given, with irrevocable instructions and authority to pay the redemption price to the record holders thereof, then upon the date of such deposit or, if no such deposit is made, upon such date fixed for redemption (unless the Fund shall default in making payment of the redemption price), all rights of the holders of such shares called for redemption will cease and terminate, except the right of such holders to receive the redemption notice thereof, but without interest, and such shares no longer will be deemed to be outstanding. The Fund will be entitled to receive, from time to time, the interest, if any, earned on such Deposit Securities deposited with the Auction Agent, and the holders of any shares so redeemed will have no claim to any such interest. Any funds so deposited which are unclaimed at the end of one year from such redemption date will be repaid, upon demand, to the Fund, after which the holders of the shares of AMPS so called for redemption may look only to the Fund for payment thereof.

     So long as any shares of AMPS are held of record by the nominee of the Securities Depository (initially Cede), the redemption price for such shares will be paid on the redemption date to the nominee of the Securities Depository. The Securities Depository's normal procedures now provide for it to distribute the amount of the redemption price to Agent Members who, in turn, are expected to distribute such funds to the persons for whom they are acting as agent. Notwithstanding the provisions for redemption described above, no shares of AMPS shall be subject to optional redemption (i) unless all dividends in arrears on the outstanding shares of AMPS, and all capital stock of the Fund ranking on a parity with the AMPS with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or declared and set aside for payment and (ii) if redemption thereof would result in the Fund's failure to maintain Moody's Eligible Assets or S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount.


VOTING RIGHTS


     In connection with the election of the Fund's Trustees, holders of shares of AMPS and any other preferred shares, voting as a separate class, shall be entitled at all times to elect two of the Fund's Trustees, and the remaining Trustees will be elected by holders of common shares and shares of AMPS and any other preferred shares, voting together as a single class. In addition, if at any time dividends on outstanding shares of AMPS shall be unpaid in an amount equal to at least two full years' dividends thereon or if at any time holders of any preferred shares are entitled, together with the holders of AMPS, to elect a majority of the Trustees of the Fund under the 1940 Act, then the number of Trustees constituting the Board of Trustees automatically shall be increased by the smallest number that, when added to the two trustees elected exclusively by the holders of shares of AMPS and any other preferred shares as described above, would constitute a majority of the Board of Trustee as so increased by such smallest number, and at a special meeting of shareholders which will be called and held as soon as practicable, and at all subsequent meetings at which trustees are to be elected, the holders of shares of AMPS and any other preferred shares, voting as a separate class, will be entitled to elect the smallest number of additional trustees that, together with the two trustees which such holders in any event will be entitled to elect, constitutes a majority of the total number of trustees of the Fund as so increased. The terms of office of the persons who are trustees at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment in full, all dividends payable on all outstanding shares of AMPS and any other preferred shares for all past Dividend Periods, the additional voting rights of the holders of shares of AMPS and any other preferred shares as described above shall cease, and the terms of office of all of the additional trustees elected by the holders of shares of AMPS and any other preferred shares (but not of the trustees with respect to whose election the holders of common shares were entitled to vote or the two trustees the holders of shares of AMPS and any other preferred shares have the right to elect in any event) will terminate automatically.

     The affirmative vote of a majority of the votes entitled to be cast by holders of outstanding shares of AMPS and any other preferred shares, voting as a separate class, will be required to (i) authorize, create or issue any class or series of stock ranking prior to the AMPS or any other series of preferred shares with respect to the payment of dividends or the distribution of assets on dissolution, liquidation or winding up the affairs of the Fund, or (ii) amend, alter or repeal the provisions of the Declaration, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Declaration of holders of shares of AMPS or any other preferred shares. The Board of Trustees, however, without shareholder approval, may amend, alter or repeal any or all of the various rating agency guidelines described herein in the event the Fund receives confirmation from the rating agencies that any such amendment, alteration or repeal would not impair the ratings then assigned to shares of AMPS. Furthermore, the Board of Trustees, without shareholder approval, may terminate compliance with the Moody's or S&P guidelines as discussed under "Rating Agency Guidelines" in the Prospectus. The affirmative vote of the holders of a majority of the outstanding preferred shares (as defined under "Investment Restrictions"), including AMPS, entitled to be cast, voting as a separate class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Fund's investment objective or changes in the investment policies and restrictions described as fundamental policies in the Prospectus and under "Investment Restrictions." So long as any shares of AMPS are outstanding, the affirmative vote of the holders of a majority of the outstanding shares of preferred shares (as defined under "Investment Restrictions"), including AMPS, voting together as a single class, will be required to approve any voluntary application by the Fund for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent. The class vote of holders of shares of AMPS and any other preferred shares described above in each case will be in addition to a separate vote of the requisite percentage of common shares and shares of AMPS and any other preferred shares, voting together as a single class, necessary to authorize the action in question. An increase in the number of authorized shares of preferred shares pursuant to the Declaration or the issuance of additional shares of any series of preferred shares (including AMPS) pursuant to the Declaration shall not in and of itself be considered to adversely affect the contract rights of the holders of the AMPS.

     Notwithstanding the foregoing, and except as otherwise required by the 1940 Act, (i) holders of outstanding shares of a series of AMPS will be entitled as a series, to the exclusion of the holders of all other securities, including other preferred shares, common shares and other classes of capital stock of the Fund, to vote on matters affecting that series of the AMPS that do not affect any of the contract rights of holders of such other securities, including other preferred shares, common shares and other classes of capital stock, as expressly set forth in the Declaration, and (ii) holders of outstanding shares of AMPS will not be entitled to vote on matters affecting any other preferred shares that do not affect any of the contract rights of holders of the AMPS, as expressly set forth in the Declaration.

     The foregoing voting provisions will not apply to any shares of AMPS if, at or prior to the time when the act with respect to which such vote otherwise would be required shall be effected, such shares shall have been (i) redeemed or
(ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.





                                   THE AUCTION


     AUCTION AGENCY AGREEMENT. The Auction Agent will act as agent for the Fund in connection with Auctions. In the absence of negligence or willfull misconduct on its part, the Auction Agent will not be liable for any action taken, suffered or omitted, or for any error of judgment made, by it in the performance of its duties under the Auction Agency Agreement, and will not be liable for any error of judgment made in good faith unless the Auction Agent shall have been negligent in ascertaining, or failing to ascertain, the pertinent facts. Pursuant to the Auction Agency Agreement, the Fund is required to indemnify the Auction Agent for certain losses and liabilities incurred by the Auction Agent without negligence or willful misconduct on its part in connection with the performance of its duties under such agreement.

     The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund, which termination may be no earlier than 60 days following delivery of such notice. If the Auction Agent resigns, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may terminate the Auction Agency Agreement at any time, provided that prior to such termination the Fund shall have entered into such an agreement with respect thereto with a successor Auction Agent.

     BROKER-DEALER AGREEMENTS. The Auctions require the participation of one or more broker-dealers. A Broker-Dealer Agreement may be terminated by the Auction Agent or a Broker-Dealer on five days' notice to the other party, provided that the Broker-Dealer Agreements with Merrill Lynch may not be terminated without the prior written consent of the Fund, which consent may not be unreasonably withheld.


     AUCTION PROCEDURES. The Auction Procedures are set forth in Appendix C to this Statement of Additional Information. The Settlement Procedures to be used with respect to Auctions are set forth in Appendix B to this Statement of Additional Information.

                            RATING AGENCY GUIDELINES

S&P AAA RATING GUIDELINES


     The Discounted Value of the Fund's S&P Eligible Assets is calculated on each Valuation Date. See "Description of AMPS--Asset Maintenance--AMPS Basic Maintenance Amount." S&P Eligible Assets include cash, Receivables for Municipal Bonds Sold (as defined below), Rule 2a-7 Money Market Funds and Municipal Bonds eligible for consideration under S&P's current guidelines. For purposes of calculating the Discounted Value of the Fund's portfolio under current S&P guidelines, the fair market value of Municipal Bonds eligible for consideration under such guidelines must be discounted by the applicable S&P Discount Factor set forth in the table below. The Discounted Value of a Municipal Bond eligible for consideration under S&P guidelines is the fair market value thereof divided by the S&P Discount Factor. The S&P Discount Factor used to discount a particular Municipal Bond will be determined by reference to the rating by S&P, Moody's or Fitch on such Bond; provided, however, for purposes of determining the S&P Discount Factor applicable to Municipal Bonds not rated by S&P, the Municipal Bonds will carry an S&P rating one full rating category lower than the S&P rating category that is the equivalent of the rating category in which such Municipal Bond is placed by a NRSRO.


     S&P Discount Factors applicable to Municipal Bonds are set forth below:

                                  S&P'S RATING CATEGORY(1)
---------------------------------------------------------------------------------------------
   AAA*        AA*         A*         BBB*         BB*         B*         CCC*        NR**
----------  ---------  ----------  ----------  ----------  ----------  ----------  ----------
  144.75%    147.75%     150.75%     153.75%     175.11%     195.11%     215.11%     220.00%

----------
*   S&P rating.

**  Not Rated.

(1) For Municipal Bonds of any one issuer rated at least BBB by S&P, or if not rated by S&P, rated at least A by another NRSRO, 2% is added to the applicable S&P Discount Factor for every 1% by which the fair market value of such Municipal Bonds exceeds 5% of the aggregate fair market value of the S&P Eligible Assets, but in no event greater than 10%; or for any percentage over 5% add 10 percentage points to the applicable S&P Discount Factor.

     Notwithstanding the foregoing, (i) the S&P Discount Factor for short-term Municipal Bonds will be 115%, so long as such Municipal Bonds are rated A-1+ or SP-1+ by S&P and mature or have a demand feature exercisable in 30 days or less, or 120% so long as such Municipal Bonds are rated A-1 or SP-1 by S&P and mature or have a demand feature exercisable in 30 days or less, or 125% if such Municipal Bonds are not rated by S&P but are rated VMIG-1, P-1 or MIG-1 by Moody's or F-1+ by Fitch; provided, however, such short-term Municipal Bonds rated by Moody's or Fitch but not rated by S&P having a demand feature exercisable in 30 days or less must be backed by a letter of credit, liquidity facility or guarantee from a bank or other financial institution having a short-term rating of at least A-1+ from S&P and further provided that such short-term Municipal Bonds rated by Moody's or Fitch but not rated by S&P may comprise no more than 50% of short-term Municipal Bonds that qualify as S&P Eligible Assets, (ii) the S&P Discount Factor for Rule 2a-7 Money Market Funds will be 110%, (iii) the S&P Discount Factor for Receivables for Municipal Bonds Sold that are due in more than five Business Days from such Valuation Date will be the S&P Discount Factor applicable to the Municipal Bonds sold, and (iv) no S&P Discount Factor will be applied to cash or to Receivables for Municipal Bonds Sold if such receivables are due within five Business Days of such Valuation Date. "Receivables for Municipal Bonds Sold," for purposes of calculating S&P Eligible Assets as of any Valuation Date, means the book value of receivables for Municipal Bonds sold as of or prior to such Valuation Date. For purposes of the foregoing, anticipation notes rated SP-1 or, if not rated by S&P, rated VMIG-1 by Moody's or F-1+ by Fitch, which do not mature or have a demand feature exercisable in 30 days and which do not have a long-term rating, shall be considered to be short-term Municipal Bonds.

     The S&P guidelines require certain minimum issue size and impose other requirements for purposes of determining S&P Eligible Assets. In order to be considered S&P Eligible Assets, Municipal Bonds must:

          (i) be issued by any of the 50 states of the United States, its territories and their subdivisions, counties, cities, towns, villages, and school districts, agencies, such as authorities and special districts created by the states, and certain federally sponsored agencies such as local housing authorities (payments made on these bonds are exempt from regular federal income taxes and are generally exempt from state and local taxes in the state of issuance);

          (ii) be interest bearing and pay interest at least semi-annually;

          (iii) be payable with respect to principal and interest in U.S.
     dollars;

          (iv) not be subject to a covered call or covered put option written by the Fund;

          (v) except for Inverse Floaters, not be part of a private placement;
     and

          (vi) except for Inverse Floaters and legally defeased bonds that are secured by securities issued or guaranteed by the United States Government, be part of an issue with an original issue size of at least $10 million or, if of an issue with an original issue size below $10 million, is rated at least AA or higher by S&P.

     Notwithstanding the foregoing:

          (i) Municipal Bonds issued by issuers in any one state or territory will be considered S&P Eligible Assets only to the extent the fair market value of such Municipal Bonds does not exceed 25% of the aggregate fair market value of S&P Eligible Assets;

          (ii) Municipal Bonds which are escrow bonds or defeased bonds may compose up to 100% of the aggregate fair market value of S&P Eligible Assets if such Bonds initially are assigned a rating by S&P in accordance with S&P's legal defeasance criteria or rerated by S&P as economic defeased escrow bonds and assigned an AAA rating. Municipal Bonds may be rated as escrow bonds by another NRSRO or rerated as an escrow bond and assigned the equivalent of an S&P AAA rating, provided that such equivalent rated Bonds are limited to 50% of the aggregate fair market value of S&P Eligible Assets and are deemed to have an AA S&P rating for purposes of determining the S&P Discount Factor applicable to such Municipal Bonds. The limitations on Municipal Bonds in clause (i) above and clauses (iii) and (iv) below are not applicable to escrow bonds;

          (iii) Municipal Bonds which are not rated by any NRSRO may comprise no more than 10% of S&P Eligible Assets;

          (iv) Municipal Bonds rated at least BBB by S&P, or if not rated by S&P, rated at least A by another NRSRO, of any one issuer or guarantor (excluding bond insurers) will be considered S&P Eligible Assets only to the extent the fair market value of such Municipal Bonds does not exceed 10% of the aggregate fair market value of the S&P Eligible Assets, High Yield Municipal Bonds of any issuer may comprise no more than 5% of S&P Eligible Assets, and Municipal Bonds of any one issuer which are not rated by any NRSRO will be considered S&P Eligible Assets only to the extent the fair market value of such Municipal Bonds does not exceed 5% of the aggregate fair market value of the S&P Eligible Assets. In the aggregate, the maximum issuer exposure is limited to 10% of the S&P Eligible Assets; and

          (v) Municipal Bonds not rated by S&P but rated by another NRSRO will be included in S&P Eligible Assets only to the extent the fair market value of such Municipal Bonds does not exceed 50% of the aggregate fair market value of the S&P Eligible Assets.


     As discussed in the Prospectus, the Fund may engage in options or futures transactions. For so long as any shares of AMPS are rated by S&P, the Fund will not purchase or sell financial futures contracts, write, purchase or sell options on financial futures contracts or write put options (except covered put options) or call options (except covered call options) on portfolio securities unless it receives written confirmation from S&P that engaging in such transactions will not impair the ratings then assigned to the shares of AMPS by S&P, except that the Fund may purchase or sell financial futures contracts based on the Bond Buyer Municipal Bond Index (the "Municipal Index") or Treasury Bonds and write, purchase or sell put and call options on such contracts (collectively "S&P Hedging Transactions"), subject to the following limitations:


          (i) the Fund will not engage in any S&P Hedging Transaction based on the Municipal Index (other than transactions that terminate a financial futures contract or option held by the Fund by the Fund's taking an opposite position thereto ("Closing Transactions")), that would cause the Fund at the time of such transaction to own or have sold the least of (A) more than 1,000 outstanding financial futures contracts based on the Municipal Index, (B) outstanding financial futures contracts based on the Municipal Index exceeding in number 25% of the quotient of the fair market value of the Fund's total assets divided by $1,000 or (C) outstanding financial futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily traded financial futures contracts based on the Municipal Index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;

          (ii) the Fund will not engage in any S&P Hedging Transaction based on Treasury Bonds (other than Closing Transactions) that would cause the Fund at the time of such transaction to own or have sold the lesser of (A) outstanding financial futures contracts based on Treasury Bonds exceeding in number 50% of the quotient of the fair market value of the Fund's total assets divided by $100,000 ($200,000 in the case of the two-year United States Treasury Note) or (B) outstanding financial futures contracts based on Treasury Bonds exceeding in number 10% of the average number of daily traded financial futures contracts based on Treasury Bonds in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;


          (iii) the Fund will engage in Closing Transactions to close out any outstanding financial futures contract that the Fund owns or has sold or any outstanding option thereon owned by the Fund in the event (A) the Fund does not have S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount on two consecutive Valuation Dates and (B) the Fund is required to pay Variation Margin on the second such Valuation Date;


          (iv) the Fund will engage in a Closing Transaction to close out any outstanding financial futures contract or option thereon in the month prior to the delivery month under the terms of such financial futures contract or option thereon unless the Fund holds the securities deliverable under such terms; and

          (v) when the Fund writes a financial futures contract or an option thereon, it will either maintain an amount of cash, cash equivalents or liquid assets in a segregated account with the Fund's custodian, so that the amount so segregated plus the amount of Initial Margin and Variation Margin held in the account of or on behalf of the Fund's broker with respect to such financial futures contract or option equals the fair market value of the financial futures contract or option, or, in the event the Fund writes a financial futures contract or option thereon that requires delivery of an underlying security, it shall hold such underlying security in its portfolio.


     For purposes of determining whether the Fund has S&P Eligible Assets with a Discounted Value that equals or exceeds the AMPS Basic Maintenance Amount, the Discounted Value of cash or securities held for the payment of Initial Margin or Variation Margin shall be zero and the aggregate Discounted Value of S&P Eligible Assets shall be reduced by an amount equal to (i) 30% of the aggregate settlement value, as marked to market, of any outstanding financial futures contracts based on the Municipal Index that are owned by the Fund plus (ii) 25% of the aggregate settlement value, as marked to market, of any outstanding financial futures contracts based on Treasury Bonds which contracts are owned by the Fund.


MOODY'S AAA RATING GUIDELINES


     The Discounted Value of the Fund's Moody's Eligible Assets is calculated on each Valuation Date. See "Description of AMPS--Asset Maintenance--AMPS Basic Maintenance Amount" herein. Moody's Eligible Assets include cash, Receivables for Municipal Bonds Sold (as defined below), Rule 2a-7 Money Market Funds and Municipal Bonds eligible for consideration under Moody's guidelines. For purposes of calculating the Discounted Value of the Fund's portfolio under current Moody's guidelines, the fair market value of Municipal Bonds eligible for consideration under such guidelines must be discounted by the applicable Moody's Discount Factor set forth in the table below. The Discounted Value of a Municipal Bond eligible for consideration under Moody's guidelines is the lower of par and the quotient of the fair market value thereof divided by the Moody's Discount Factor. The Moody's Discount Factor used to discount a particular Municipal Bond will be determined by reference to the rating by Moody's, S&P or Fitch on such Bond in accordance with the tables set forth below:

                           MOODY'S RATING CATEGORY(1)
                ----------------------------------------------
                  Aaa       Aa       A       Baa     OTHER(2)
                -------  -------  -------  -------  ----------
                  151%     159%     168%     202%      220%

----------

(1) Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent. Split rated securities assigned by S&P and Fitch will be accepted at the lower of the two ratings.


(2) Municipal Bonds rated Ba1 to B3 by Moody's or, if not rated by Moody's, rated BB+ to B- by S&P or Fitch. In addition, Municipal Bonds not explicitly rated by Moody's, S&P or Fitch, but rated at least the equivalent of B3 internally by the Investment Adviser, provided that Moody's reviews and achieves sufficient comfort on a case by case basis with the Investment Adviser's internal credit rating processes, will be included under "Other" in the table. Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the Fund's assets can be derived from other sources as well as combined with a number of sources as presented by the Fund to Moody's, unrated Municipal Bonds which are rated at least the equivalent of B3 by the Investment Adviser internally are limited to 10% of Moody's Eligible Assets.


                          MOODY'S RATING CATEGORY
           ----------------------------------------------------
             MIG-1, VMIG-1, P-1(1)       MIG-1, VMIG-1, P-1(2)
           -------------------------   ------------------------
                     100%                         136%

----------

(1) Moody's rated Municipal Bonds that have a maturity less than or equal to 49 days and Municipal Bonds not rated by Moody's but rated the equivalent to MIG-1, VMIG-1, or P-1 by S&P or Fitch that have a maturity less than or equal to 49 days.

(2) Moody's rated Municipal Bonds that have a maturity greater than 49 days and Municipal Bonds not rated by Moody's but rated the equivalent to MIG-1, VMIG-1, or P-1 by S&P or Fitch that have a maturity greater than 49 days.

     Notwithstanding the foregoing, no Moody's Discount Factor will be applied to cash or to Receivables for Municipal Bonds Sold that are due within five Business Days of such Valuation Date. The Moody's Discount Factor for Receivables for Municipal Bonds Sold that are due within six and 30 Business Days of such Valuation Date will be the Moody's Discount Factor applicable to the Municipal Bonds sold. "Receivables for Municipal Bonds Sold," for purposes of calculating Moody's Eligible Assets as of any Valuation Date, means the book value of receivables for Municipal Bonds sold as of or prior to such Valuation Date if such receivables are due within 30 Business Days of such Valuation Date.

     The Moody's Discount Factor for Inverse Floaters shall be the product of
(x) the percentage determined by reference to the rating on the security underlying such Inverse Floaters multiplied by (y) 1.25.

     The Moody's Discount Factor for Rule 2a-7 Money Market Funds shall be 110%.

     The Moody's guidelines impose certain requirements as to minimum issue size, issuer diversification and geographical concentration, as well as other requirements for purposes of determining whether Municipal Bonds constitute Moody's Eligible Assets, as set forth in the table below:

                                                     MAXIMUM
                              MINIMUM ISSUE         UNDERLYING           MAXIMUM STATE
     RATING                 SIZE ($ MILLIONS)     OBLIGOR (%)(1)       ALLOWED (%)(1)(3)
     -------------------   ------------------   ------------------   ---------------------
     Aaa                          N/A                  100                    100
     Aa                            10                   20                     60
     A                             10                   10                     40

                                                     MAXIMUM
                              MINIMUM ISSUE         UNDERLYING           MAXIMUM STATE
     RATING                 SIZE ($ MILLIONS)     OBLIGOR (%)(1)       ALLOWED (%)(1)(3)
     -------------------   ------------------   ------------------   ---------------------
     Baa                          10                    6                      20
     Ba                           10                    4                      12
     B                            10                    3                      12
     Other (2)                    10                    2                      12

----------

(1) The referenced percentages represent maximum cumulative totals for the related rating category and each lower rating category.

(2) Municipal Bonds not rated by Moody's, S&P or Fitch, but rated at least the equivalent of B3 internally by the Investment Adviser.

(3) Territorial bonds (other than those issued by Puerto Rico and counted collectively) are each limited to 10% of Moody's Eligible Assets. For diversification purposes, Puerto Rico will be treated as a state.

N/A Not applicable.

     For purposes of the maximum underlying obligor requirement described above, any Municipal Bond backed by the guaranty, letter of credit or insurance issued by a third party will be deemed to be issued by such third party if the issuance of such third party credit is the sole determinant of the rating on such Bond.


     Current Moody's guidelines also require that Municipal Bonds constituting Moody's Eligible Assets pay interest in cash, are publicly rated B3 or higher by Moody's or, if not rated by Moody's, but rated by S&P or Fitch, are publicly rated at least B- by S&P or Fitch, or if not explicitly rated by Moody's, S&P or Fitch, be rated at least the equivalent of B3 internally by the Investment Adviser, provided that Moody's reviews and achieves sufficient comfort on a case by case basis with the Investment Adviser's internal credit rating processes, not have suspended ratings by Moody's, if an Inverse Floater be explicitly rated by Moody's, and be part of an issue of Municipal Bonds of at least $10,000,000 (except for issues rated Aaa by Moody's, as provided in the chart above).

     When the Fund sells a Municipal Bond and agrees to repurchase it at a future date, the Discounted Value of such Municipal Bond will constitute a Moody's Eligible Asset and the amount the Fund is required to pay upon repurchase of such Bond will count as a liability for purposes of calculating the AMPS Basic Maintenance Amount. For so long as the AMPS are rated by Moody's, the Fund will not enter into any such reverse repurchase agreements unless it has received written confirmation from Moody's that such transactions would not impair the ratings then assigned the AMPS by Moody's. When the Fund purchases a Municipal Bond and agrees to sell it at a future date to another party, cash receivable by the Fund thereby will constitute a Moody's Eligible Asset if the long-term debt of such other party is rated at least A2 by Moody's and such agreement has a term of 30 days or less; otherwise the Discounted Value of such Bond will constitute a Moody's Eligible Asset.


     High Yield Municipal Bonds may comprise no more than 20% of Moody's Eligible Assets. Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the Fund's assets can be derived from other sources as well as combined with a number of sources as presented by the Fund to Moody's, unrated High Yield Municipal Bonds which are rated at least the equivalent of B3 by the Investment Adviser internally are limited to 10% of Moody's Eligible Assets.

     Inverse Floaters, including primary market and secondary market residual interest bonds, may constitute no more than 10% of Moody's Eligible Assets.

     Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset if it is (i) held in a margin account, (ii) subject to any material lien, mortgage, pledge, security interest or security agreement of any kind, (iii) held for the purchase of a security pursuant to a Forward Commitment or (iv) irrevocably deposited by the Fund for the payment of dividends or redemption.


     For so long as shares of AMPS are rated by Moody's, in managing the Fund's portfolio, the Investment Adviser will not alter the composition of the Fund's portfolio if, in the reasonable belief of the Investment Adviser, the effect of any such alteration would be to cause the Fund to have Moody's Eligible Assets with an aggregate Discounted Value, as of the immediately preceding Valuation Date, less than the AMPS Basic Maintenance Amount as of such Valuation Date; provided, however, that in the event that, as of the immediately preceding Valuation Date, the aggregate Discounted Value of Moody's Eligible Assets exceeded the AMPS Basic Maintenance Amount by 5% or less, the Investment Adviser will not alter the composition of the Fund's portfolio in a manner reasonably expected to reduce the aggregate Discounted Value of Moody's Eligible Assets unless the Fund shall have confirmed that, after giving effect to such alteration, the aggregate Discounted Value of Moody's Eligible Assets would exceed the AMPS Basic Maintenance Amount.

     For so long as any shares of AMPS are rated by Moody's, the Fund will not engage in Bond Market Association Municipal Swap Index swap transactions ("BMA swap transactions"), buy or sell financial futures contracts, write, purchase or sell call options on financial futures contracts or purchase put options on financial futures contracts or write call options (except covered call options) on portfolio securities unless it receives written confirmation from Moody's that engaging in such transactions would not impair the ratings then assigned to the shares of AMPS by Moody's, except that the Fund may engage in BMA swap transactions, purchase or sell exchange-traded financial futures contracts based on the Municipal Index or Treasury Bonds, and purchase, write or sell exchange-traded put options on such financial futures contracts, and purchase, write or sell exchange-traded call options on such financial futures contracts (collectively "Moody's Hedging Transactions"), subject to the following limitations:


          (i) the Fund will not engage in any Moody's Hedging Transaction based on the Municipal Index (other than Closing Transactions) that would cause the Fund at the time of such transaction to own or have sold (A) outstanding financial futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily traded financial futures contracts based on the Municipal Index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal or (B) outstanding financial futures contracts based on the Municipal Index having fair market value exceeding 50% of the fair market value of all Municipal Bonds constituting Moody's Eligible Assets owned by the Fund (other than Moody's Eligible Assets already subject to a Moody's Hedging Transaction);

          (ii) the Fund will not engage in any Moody's Hedging Transaction based on Treasury Bonds (other than Closing Transactions) that would cause the Fund at the time of such transaction to own or have sold (A) outstanding financial futures contracts based on Treasury Bonds having an aggregate fair market value exceeding 40% of the aggregate fair market value of Moody's Eligible Assets owned by the Fund and rated Aa by Moody's (or, if not rated by Moody's but rated by S&P, rated AAA by S&P) or (B) outstanding financial futures contracts based on Treasury Bonds having an aggregate fair market value exceeding 80% of the aggregate fair market value of all Municipal Bonds constituting Moody's Eligible Assets owned by the Fund (other than Moody's Eligible Assets already subject to a Moody's Hedging Transaction) and rated Baa or A by Moody's (or, if not rated by Moody's but rated by S&P, rated A or AA by S&P) (for purposes of the foregoing clauses
     (i) and (ii), the Fund shall be deemed to own the number of financial futures contracts that underlie any outstanding options written by the
     Fund);

          (iii) the Fund will engage in Closing Transactions to close out any outstanding financial futures contract based on the Municipal Index if the amount of open interest in the Municipal Index as reported by The Wall Street Journal is less than 5,000;

          (iv) the Fund will engage in a Closing Transaction to close out any outstanding financial futures contract by no later than the fifth Business Day of the month in which such contract expires and will engage in a Closing Transaction to close out any outstanding option on a financial futures contract by no later than the first Business Day of the month in which such option expires;

          (v) the Fund will engage in Moody's Hedging Transactions only with respect to financial futures contracts or options thereon having the next settlement date or the settlement date immediately thereafter;

          (vi) the Fund (A) will not engage in options and futures transactions for leveraging or speculative purposes, except that an option or futures transaction so long as the combination of the Fund's non-derivative positions, together with the relevant option or futures transaction, produces a synthetic investment position, or the same economic result, that could be achieved by an investment, consistent with the Fund's investment objective and policies, in a security that is not an option or futures transaction, subject to the Investment Adviser periodically demonstrating to Moody's that said economic results are achieved, and (B) will not write any call options or sell any financial futures contracts for the purpose of hedging the anticipated purchase of an asset prior to completion of such purchase;


          (vii) the Fund will not enter into an option or futures transaction unless, after giving effect thereto, the Fund would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount; and


          (viii) the Fund will not engage in BMA swap transactions with respect to more than 20% of the Fund's net assets; provided that the Fund's use of futures will proportionately decrease as the Fund's use of BMA swap transactions increases, and vice-versa.


     For purposes of determining whether the Fund has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the AMPS Basic Maintenance Amount, the Discounted Value of Moody's Eligible Assets that the Fund is obligated to deliver or receive pursuant to an outstanding futures contract or option shall be as follows: (i) assets subject to call options written by the Fund that are either exchange-traded and "readily reversible" or that expire within 49 days after the date as of which such valuation is made shall be valued at the lesser of (A) Discounted Value and (B) the exercise price of the call option written by the Fund; (ii) assets subject to call options written by the Fund not meeting the requirements of clause (i) of this sentence shall have no value; (iii) assets subject to put options written by the Fund shall be valued at the lesser of (A) the exercise price and (B) the Discounted Value of the subject security; (iv) futures contracts shall be valued at the lesser of (A) settlement price and (B) the Discounted Value of the subject security, provided that, if a contract matures within 49 days after the date as of which such valuation is made, where the Fund is the seller the contract may be valued at the settlement price and where the Fund is the buyer the contract may be valued at the Discounted Value of the subject securities; and (v) where delivery may be made to the Fund with any security of a class of securities, the Fund shall assume that it will take delivery of the security with the lowest Discounted Value.

     For purposes of determining whether the Fund has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the AMPS Basic Maintenance Amount, the following amounts shall be subtracted from the aggregate Discounted Value of the Moody's Eligible Assets held by the

Fund: (i) 10% of the exercise price of a written call option; (ii) the exercise price of any written put option; (iii) where the Fund is the seller under a financial futures contract, 10% of the settlement price of the financial futures contract; (iv) where the Fund is the purchaser under a financial futures contract, the settlement price of assets purchased under such financial futures contract; (v) the settlement price of the underlying financial futures contract if the Fund writes put options on a financial futures contract; and (vi) 105% of the fair market value of the underlying financial futures contracts if the Fund writes call options on a financial futures contract and does not own the underlying contract.

     For so long as any shares of AMPS are rated by Moody's, the Fund will not enter into any contract to purchase securities for a fixed price at a future date beyond customary settlement time (other than such contracts that constitute Moody's Hedging Transactions), except that the Fund may enter into such contracts to purchase newly-issued securities on the date such securities are issued ("Forward Commitments"), subject to the following limitations:


          (i) the Fund will maintain in a segregated account with its custodian cash, cash equivalents or short term, fixed-income securities rated P-1, MIG-1 or VMIG-1 by Moody's and maturing prior to the date of the Forward Commitment with a fair market value that equals or exceeds the amount of the Fund's obligations under any Forward Commitments to which it is from time to time a party or long-term, fixed income securities with a Discounted Value that equals or exceeds the amount of the Fund's obligations under any Forward Commitment to which it is from time to time a party, and


          (ii) the Fund will not enter into a Forward Commitment unless, after giving effect thereto, the Fund would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount.

     For purposes of determining whether the Fund has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the AMPS Basic Maintenance Amount, the Discounted Value of all Forward Commitments to which the Fund is a party and of all securities deliverable to the Fund pursuant to such Forward Commitments shall be zero.

     For so long as shares of AMPS are rated by S&P or Moody's, the Fund, unless it has received written confirmation from S&P and/or Moody's, as the case may be, that such action would not impair the ratings then assigned to the AMPS by S&P and/or Moody's, as the case may be, will not (i) borrow money except for the purpose of clearing transactions in portfolio securities (which borrowings under any circumstances shall be limited to the lesser of $10 million and an amount equal to 5% of the fair market value of the Fund's assets at the time of such borrowings and which borrowings shall be repaid within 60 days and not be extended or renewed and shall not cause the aggregate Discounted Value of Moody's Eligible Assets and S&P Eligible Assets to be less than the AMPS Basic Maintenance Amount), (ii) engage in short sales of securities, (iii) lend any securities, (iv) issue any class or series of stock ranking prior to or on a parity with the AMPS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund,
(v) reissue any AMPS previously purchased or redeemed by the Fund, (vi) merge or consolidate into or with any other corporation or entity, (vii) change the Fund's pricing service or (viii) engage in reverse repurchase agreements.

     For as long as the AMPS are rated by S&P, the Fund will not, unless it has received written confirmation from S&P that such action would not impair the rating then assigned to the shares of AMPS by S&P, engage in interest rate swaps, caps and floors, except that the Fund may, without obtaining the written consent described above, engage in swaps, caps and floors if: (i) the counterparty to the swap transaction has a short-term rating of A-1 or, if the counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is A+ or higher, (ii) the original aggregate notional amount of the interest rate swap transaction or transactions is not to be greater than the liquidation preference of the AMPS, (iii) the interest rate swap transaction will be marked-to-market weekly by the swap counterparty, (iv) if the Fund fails to maintain an aggregate discounted value at least equal to the AMPS Basic Maintenance Amount on two consecutive Valuation Dates then the agreement shall terminate immediately, (v) for the purpose of calculating the Discounted Value of S&P Eligible Assets, 90% of any positive mark-to-market valuation of the Fund's rights will be S&P Eligible Assets, 100% of any negative mark-to-market valuation of the Fund's rights will be included in the calculation of the AMPS Basic Maintenance Amount, and (vi) the Fund must maintain liquid assets with a value at least equal to the net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each swap. For caps/floors, the Fund must maintain liquid assets with a value at least equal to the Fund's obligations with respect to such caps or floors.


                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

     The Trustees of the Fund consist of 6 individuals, 4 of whom are not "interested persons" of the Fund as defined in the 1940 Act (the "non-interested Trustees"). The Trustees are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the trustees of investment companies by the 1940 Act.

     BIOGRAPHICAL INFORMATION. Certain biographical and other information relating to the non-interested Trustees of the Fund is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by MBIA-CMC and its affiliates and other public directorships.

                                                                                            NUMBER OF FUNDS
                       POSITION(S)     TERM OF OFFICE**                                     AND PORTFOLIOS
       NAME,          HELD WITH THE     AND LENGTH OF      PRINCIPAL OCCUPATION(S) DURING   OVERSEEN IN FUND         PUBLIC
  ADDRESS* AND AGE         FUND          TIME SERVED              PAST FIVE YEARS               COMPLEX           DIRECTORSHIPS
--------------------  -------------  --------------------  -------------------------------  ----------------  --------------------
Mark Jurish, 44          Trustee          Since 2003       Founder and Chief Executive             1          None
                                                           Officer of Larch Lane Advisors
                                                           LLC. Prior to forming Larch
                                                           Lane, Mr. Jurish was Managing
                                                           Director at Paloma Partners, a
                                                           firm that he joined in 1988.

Ronald A. Nyberg,        Trustee          Since 2003       Founding partner, Nyberg and            1          Advent Claymore
50                                                         Gustafson, a law firm                              Convertible
                                                           specializing in Corporate Law,                     Securities and
                                                           Estate Planning and Business                       Income Fund
                                                           Transactions (2000 - present).
                                                           Executive Vice President,
                                                           General Counsel, and Corporate
                                                           Secretary of Van Kampen
                                                           Investments (1982-1999).

Jerry S. Rosenbloom,     Trustee          Since 2003       Professor of Insurance and              1          Harleysville Group,
64                                                         Risk Management at the Wharton                     Inc; Century Shares
                                                           School of the University of                        Trust; Mutual Risk
                                                           Pennsylvania and Academic                          Management; and
                                                           Director of the Certified                          Annuity & Life RE
                                                           Employee Benefit Specialist                        Holdings.
                                                           (CEBS) Program, co-sponsored
                                                           by the Wharton School and the
                                                           International Foundation of
                                                           Employee Benefit Plans.

Ronald E. Toupin,        Trustee          Since 2003       Vice President, Managing                 1         Advent Claymore
Jr., 45                                                    Director and Portfolio Manager                     Convertible
                                                           of Nuveen Asset Management                         Securities and
                                                           (1998-1999). President and                         Income Fund
                                                           Portfolio Manager Nuveen
                                                           Investment Advisory
                                                           Corporation and Vice President
                                                           and Manager of Nuveen Unit
                                                           Investment Trusts (1991 to
                                                           1998).

----------

* The business address of each non-interested Trustee is c/o MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund, 113 King Street, Armonk, New York 10504.

** The Trustees of each class shall be elected at an annual meeting of the shareholders or special meeting in lieu thereof called for that purpose, and each Trustee elected shall hold office until his or her successor shall have been elected and shall have qualified. The term of office of a Trustee shall terminate and a vacancy shall occur in the event of the death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office, or removal, of a Trustee.

     Certain biographical and other information relating to the Trustees who are "interested persons" of the Fund as defined in the 1940 Act (the "interested Trustees") is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the Fund complex and public directorships held. Mr. Corso may be deemed an "interested person" by virtue of his position at MBIA-CMC, and Mr. Dalmaso by virtue of his position at Claymore Securities, Inc.


                                            TERM OF                                     NUMBER OF FUNDS
                                         OFFICE** AND                                   AND PORTFOLIOS
       NAME,          POSITION(S) HELD  LENGTH OF TIME  PRINCIPAL OCCUPATION(S)         OVERSEEN IN FUND     PUBLIC
 ADDRESS* AND AGE       WITH THE FUND       SERVED      DURING PAST FIVE YEARS              COMPLEX       DIRECTORSHIPS
--------------------  ----------------  --------------  ------------------------------  ----------------  -------------
Clifford D. Corso,    President and       Since 2003    President of MBIA-CMC and               1         None
42                    Trustee                           Chief Investment Officer for
                                                        MBIA Insurance Corporation.

Nicholas Dalmaso,     Trustee             Since 2003    Senior Managing Director and            1         F & C/Claymore
38                                                      General Counsel of Claymore                       Preferred
                                                        Securities, Inc. (2001-                           Securities and
                                                        present). Assistant General                       Income Fund;
                                                        Counsel, John Nuveen & Company                    Advent
                                                        Inc (1999-2001). Vice                             Claymore
                                                        President and Associate                           Convertible
                                                        General Counsel of Van Kampen                     Securities and
                                                        Investments Inc (1992-1999).                      Income Fund;
                                                                                                          and Flaherty
                                                                                                          and Cromrine
                                                                                                          Claymore Total
                                                                                                          Return Fund.


----------

* The business address of each interested Trustee is c/o MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund, 113 King Street, Armonk, New York 10504.

** The Trustees of each class shall be elected at an annual meeting of the shareholders or special meeting in lieu thereof called for that purpose, and each Trustee elected shall hold office until his or her successor shall have been elected and shall have qualified. The term of office of a Trustee shall terminate and a vacancy shall occur in the event of the death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office, or removal, of a Trustee.

     Certain biographical and other information relating to the officers of the Fund is set forth below, including their ages, their principal occupations for at least the last five years and the length of time served.

         NAME,             POSITION(S) HELD WITH THE    TERM OF OFFICE** AND    PRINCIPAL OCCUPATION(S)
   ADDRESS* AND AGE                   FUND              YEAR FIRST APPOINTED    DURING PAST FIVE YEARS
------------------------   --------------------------   --------------------    ------------------------------------------
Craig L. Armstrong, 33     Assistant Vice President          Since 2003         Vice President, MBIA-CMC (2003-Present);
                                                                                Assistant Vice President and Vice
                                                                                President, MBIA Corp. (1999-2003); Senior
                                                                                Analyst, MBIA Investment Management Corp.
                                                                                (1999).

Leonard I. Chubinsky, 54   Assistant Secretary and           Since 2003         General Counsel and Secretary, MBIA-CMC.
                           Counsel

Michael R. Jacobson, 50    Vice President, Secretary         Since 2003         Director, MBIA-CMC.

Marc Morris, 44            Treasurer                         Since 2003         Chief Financial Officer of MBIA's fixed
                                                                                income business; President MBIA Investment
                                                                                Management Corp.

        NAME,              POSITION(S) HELD WITH THE    TERM OF OFFICE** AND    PRINCIPAL OCCUPATION(S)
   ADDRESS* AND AGE                   FUND              YEAR FIRST APPOINTED    DURING PAST FIVE YEARS
------------------------   --------------------------   --------------------    ------------------------------------------
Patrick M. Tucci, 33       Assistant Vice President          Since 2003         Assistant Vice President and a Portfolio
                                                                                Manager, MBIA-CMC (2002-Present);
                                                                                Assistant Vice President, Vice President,
                                                                                Salomon Smith Barney Global Equities
                                                                                Group (2000-2001); Assistant Vice
                                                                                President Salomon Smith Barney Municipal
                                                                                Bond Group (1995-2000).

Susan A. Voltz, 41         Vice President                    Since 2003         Director and Senior Portfolio Manager of
                                                                                MBIA-CMC.

----------

* The business address of each officer is c/o MBIA-CMC, 113 King Street, Armonk, New York 10504.

**  Elected by and serves at the pleasure of the Board of Trustees of the Fund.


     Holders of preferred shares, voting as a separate class, will be entitled to elect two of the Fund's Trustees, and the remaining Trustees will be elected by all holders of common and preferred shares, including the AMPS, voting as a single class. Messrs. Jurish and Toupin have been designated as the Trustees to be elected by holders of preferred shares. See "Description of AMPS-Voting" in the Prospectus.


     The standing committees of the Board of Trustees are the Audit Committee, the Nominating Committee, and the Executive Committee.


     The members of the Audit Committee are Messrs. Jurish, Nyberg, Rosenbloom, and Toupin. The Audit Committee is responsible for: (i) considering management's recommendations of independent accountants for the Fund and evaluating such accountants' performance, costs and financial stability; (ii) reviewing and coordinating audit plans prepared by the Fund's independent accountants and management's internal audit staff; and (iii) reviewing financial statements contained in periodic reports to shareholders with the Fund's independent accountants and management. The Audit Committee has met twice since the Fund was organized.


     The members of the Nominating Committee are Messrs. Jurish, Nyberg, Rosenbloom, and Toupin. The Nominating Committee is responsible for selecting and nominating "non-interested" (as defined in the 1940 Act) trustees of the Fund. The Nominating Committee will consider nominees recommended by the Fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical data and sets forth the qualifications of the proposed nominee to the Fund's Secretary.


     The members of the Executive Committee are Clifford D. Corso and any one "non-interested" trustee of the Fund. The Executive Committee is responsible for designating the amount, price and certain other terms of the common shares and any preferred shares, including the AMPS, to be sold by the Fund. The
Executive Committee has met twice since the Fund was organized.


SHARE OWNERSHIP

     Information relating to each Trustee's share ownership in the Fund and in all registered funds in the family of funds that are overseen by the respective Trustee as of December 31, 2002 is set forth in the chart below.

                                                                          AGGREGATE DOLLAR RANGE OF EQUITY
                                                                      SECURITIES IN ALL REGISTERED INVESTMENT
                                           DOLLAR RANGE OF EQUITY        COMPANIES OVERSEEN BY DIRECTOR IN
   TRUSTEE                              SECURITIES IN THE REGISTRANT       FAMILY OF INVESTMENT COMPANIES
   ----------------------------------   ----------------------------  ---------------------------------------
   Clifford D. Corso                               None                                 None
   Nicholas Dalmaso                                None                                 None
   Mark Jurish                                     None                                 None
   Ronald A. Nyberg                                None                                 None
   Jerry S. Rosenbloom                             None                                 None

                                                                          AGGREGATE DOLLAR RANGE OF EQUITY
                                                                      SECURITIES IN ALL REGISTERED INVESTMENT
                                           DOLLAR RANGE OF EQUITY        COMPANIES OVERSEEN BY DIRECTOR IN
   TRUSTEE                              SECURITIES IN THE REGISTRANT       FAMILY OF INVESTMENT COMPANIES
   ----------------------------------   ----------------------------  ---------------------------------------
   Ronald E. Toupin, Jr.                           None                                 None

     As of the date of this Statement of Additional Information none of the Trustees and officers of the Fund owned outstanding shares of the Fund. As of the date of this Statement of Additional Information, none of the non-interested Trustees of the Fund nor any of their immediate family members owned beneficially or of record any securities in MBIA Inc., MBIA-CMC or the principal underwriters or any person directly or indirectly controlling, controlled by or under common control with MBIA Inc., MBIA-CMC or the principal underwriters.

COMPENSATION OF TRUSTEES

     MBIA-CMC pays all compensation of officers and employees of the Fund as well as the fees of all Trustees of the Fund who are affiliated persons of MBIA Inc. or its subsidiaries as well as such Trustees' actual out-of-pocket expenses relating to attendance at meetings.

     The Fund pays each non-interested Trustee a combined fee for services on the Board and on the committees of $5,000 per year and $1,000 per quarter. The Fund reimburses each non-interested Trustee for his or her out-of-pocket expenses relating to attendance at Board and committee meetings.

     The following table sets forth the estimated compensation to be paid by the Fund to the non-interested Trustees projected through the end of the Fund's first full fiscal year and the aggregate compensation paid to them from all registered funds in the Fund complex for the calendar year ended December 31, 2002.


                                                              PENSION OR                             AGGREGATE
                                             ESTIMATED   RETIREMENT BENEFITS   ESTIMATED ANNUAL  COMPENSATION FROM
                                           COMPENSATION   ACCRUED AS PART OF    BENEFITS UPON      FUND AND FUND
   NAME OF TRUSTEE     POSITION WITH FUND    FROM FUND       FUND EXPENSE         RETIREMENT          COMPLEX
---------------------  ------------------  ------------  -------------------   ----------------  ------------------
Mark Jurish                 Trustee          $  9,000           None                 None              None
Ronald A. Nyberg            Trustee          $  9,000
Jerry S. Rosenbloom         Trustee          $  9,000
Ronald E. Toupin, Jr.       Trustee          $  9,000


     For purposes of this Statement of Additional Information, a Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or that have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. Investment companies are considered to be in the same family if they share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services.

INVESTMENT ADVISORY AGREEMENT

     In determining to approve the Investment Advisory Agreement, the Trustees met with the relevant investment advisory personnel from MBIA-CMC and considered information relating to the education, experience and number of investment professionals and other personnel who would provide services under the applicable agreement. See "Management of the Fund" in the Prospectus. The Trustees also took into account the time and attention to be devoted by senior management to the Fund and the other funds in the complex. The Trustees evaluated the level of skill required to manage the Fund and

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                                       28

concluded that the human resources to be available at MBIA-CMC were appropriate to fulfill effectively the duties of MBIA-CMC on behalf of the Fund under the Investment Advisory Agreement. The Trustees also considered the business reputation of MBIA-CMC, its financial resources and professional liability insurance coverage and concluded that it would be able to meet any reasonably foreseeable obligations under the Investment Advisory Agreement.

     The Trustees received information concerning the investment philosophy and investment process to be applied by MBIA-CMC in managing the Fund. In this connection, the Trustees considered MBIA-CMC's in-house research capabilities as well as other resources available to MBIA-CMC's personnel. The Trustees concluded that MBIA-CMC's investment process, research capabilities and philosophy were well suited to the Fund, given the Fund's investment objective and policies.

     The Trustees considered the scope of the services provided by MBIA-CMC to the Fund under the Investment Advisory Agreement relative to services provided by third parties to other funds. The Trustees noted that MBIA-CMC's standard of care was comparable to that found in most investment company advisory agreements. See "Management of the Fund-Investment Advisory Agreement" in the Prospectus. The Trustees concluded that the scope of MBIA-CMC's services to be provided to the Fund was consistent with the Fund's operational requirements, including, in addition to its investment objective, compliance with the Fund's investment restrictions, tax and reporting requirements and related shareholder services.

     The Trustees considered the quality of the services to be provided by MBIA-CMC to the Fund. The Trustees also evaluated the procedures of MBIA-CMC designed to fulfill its fiduciary duty to the Fund with respect to possible conflicts of interest, including its code of ethics (regulating the personal trading of its officers and employees) (see "--Code of Ethics" below), the procedures by which MBIA-CMC allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of MBIA-CMC in these matters. The Trustees also received information concerning standards of MBIA-CMC with respect to the execution of portfolio transactions. See "Portfolio Transactions" below.

     In approving the Investment Advisory Agreement, the Trustees also gave substantial consideration to the fees payable under the agreement. The Trustees reviewed information concerning fees paid to investment advisers of similar municipal bond funds. The Trustees also considered the fees of the Fund as a percentage of assets at different asset levels and possible economies of scale to MBIA-CMC. In evaluating the Fund's advisory fees, the Trustees also took into account the complexity of investment management for the Fund relative to other types of funds. The Trustees concluded that, generally, municipal bond funds require greater intensity of research and trading acumen than more diversified funds.

CODE OF ETHICS

     The Fund's Board of Trustees approved a Code of Ethics under Rule 17j-1 of the 1940 Act that covers the Fund and MBIA-CMC. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund.


     The Code of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. The Code of Ethics is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of the Code of Ethics may be obtained after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102


PROXY VOTING POLICY

     The Fund has delegated proxy voting responsibilities to MBIA-CMC, subject to the Board of Trustees' general oversight. The Fund expects MBIA-CMC to vote proxies related to the Fund's portfolio securities for which the Fund has voting authority consistent with the Fund's best economic interests. MBIA-CMC has adopted its own proxy voting policies to be used in voting the Fund's proxies, which are summarized below.

     MBIA-CMC recognizes that implicit in the initial decision to retain or invest in the security of a corporation is approval of its existing corporate ownership structure, its management, and its operations. Accordingly, proxy proposals that would change the existing status of a corporation are reviewed carefully by MBIA-CMC and supported only when it seems clear that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, MBIA-CMC assesses management on an ongoing basis both in terms of its business capability and its dedication to the shareholders to ensure that MBIA-CMC's continued confidence remains warranted. If MBIA-CMC determines that management is acting on its own behalf instead of for the well being of the corporation, MBIA-CMC votes to support shareholder proposals, unless other mitigating circumstances are present.

     MBIA-CMC's proxy voting policy and its attendant recommendations attempt to generalize a complex subject. Specific fact situations, including differing voting practices in jurisdictions outside the United States, might warrant departure from these guidelines. In such instances, the relevant facts are considered by MBIA-CMC, and if a vote contrary to these guidelines is indicated it is cast and the reasons therefor recorded in writing. MBIA-CMC has engaged Institutional Shareholder Services ("ISS") to assist it in the voting of proxies. ISS analyzes all proxy solicitations MBIA-CMC receives for its clients and advises MBIA-CMC how, based upon MBIA-CMC's guidelines, the relevant votes should be cast.

     Additionally, situations may arise that involve an actual or perceived conflict of interest. For example, MBIA-CMC may manage assets of a pension plan of a company whose management is soliciting proxies, or an MBIA-CMC employee may have a close relative who serves as a director or executive of a company that is soliciting proxies. MBIA-CMC has established procedures to help resolve these conflicts of interests. These procedures provides that a special committee, in consultation with the legal department of MBIA-CMC, shall determine whether the potential conflict is material and if so, the appropriate method to resolve such conflict, based on the particular facts and circumstances.

     You may obtain a copy of MBIA-CMC's policies by calling (888) 773-1411.

                             PORTFOLIO TRANSACTIONS

     Subject to policies established by the Board of Trustees, MBIA-CMC is primarily responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage. The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. Where possible, the Fund deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Fund to obtain the best results in conducting portfolio transactions for the Fund, taking into account such factors as price (including the applicable dealer spread or commission), the size, type and difficulty of the transaction involved, the firm's general execution and operations facilities and the firm's risk in positioning the securities involved. The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads and brokerage commissions.

While reasonable competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available.

     Subject to obtaining the best net results, dealers who provide supplemental investment research (such as quantitative and modeling information assessments and statistical data and provide other similar services) to MBIA-CMC may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by MBIA-CMC under the Investment Advisory Agreement and the expense of MBIA-CMC will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research obtained from such dealers might be used by MBIA-CMC in servicing all of its accounts and such research may or may not be useful to MBIA-CMC in connection with the Fund. In addition, as permitted by Section 28(e) of the Securities Exchange Act of 1934, MBIA-CMC may pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a securities transaction for the Fund in excess of the commission that another broker-dealer would have charged for effecting that transaction if the amount is believed by MBIA-CMC to be reasonable in relation to the value of the overall quality of the brokerage and research services provided. Other clients of MBIA-CMC may indirectly benefit from the provision of these services to MBIA-CMC, and the Fund may indirectly benefit from services provided to MBIA-CMC as a result of transactions for other clients.

     The Fund invests in securities traded in the over-the-counter markets, and the Fund intends to deal directly with dealers who make markets in the securities involved, except in those circumstances where better execution is available elsewhere. Under the 1940 Act, except as permitted by exemptive order, persons affiliated with the Fund are prohibited from dealing with the Fund as principal in the purchase and sale of securities. However, affiliated persons of the Fund may serve as its brokers in certain over-the-counter transactions conducted on an agency basis.

     The Fund also may purchase tax exempt debt instruments in individually negotiated transactions with the issuers. Because an active trading market may not exist for such securities, the prices that the Fund may pay for these securities or receive on their resale may be lower than that for similar securities with a more liquid market.

     Securities held by the Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which MBIA-CMC or its affiliates act as an adviser. Because of different investment objectives or other factors, a particular security may be bought for an advisory client when other clients are selling the same security. If purchases or sales of securities by MBIA-CMC for the Fund or other funds for which it acts as investment adviser or for other advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. Transactions effected by MBIA-CMC (or its affiliates) on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price.

PORTFOLIO TURNOVER

     Generally, the Fund does not purchase securities for short term trading profits. However, the Fund may dispose of securities without regard to the time they have been held when such actions, for defensive or other reasons, appear advisable to MBIA-CMC. While it is not possible to predict turnover rates with any certainty, at present it is anticipated that the Fund's annual portfolio turnover rate, under normal circumstances, should be less than 100%. (The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are

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                                       31

excluded.) A high portfolio turnover rate results in greater transaction costs, which are borne directly by the Fund and also has certain tax consequences for shareholders.

                                      TAXES


     The following is a description of certain federal income tax consequences to a shareholder of acquiring, holding and disposing of shares of AMPS of the Fund. The discussion reflects applicable tax laws of the United States as of the date of this Statement of Additional Information, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service retroactively or prospectively.

     The Fund intends to elect to be treated and to qualify each year under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for tax treatment as a regulated investment company, and to satisfy certain conditions which will enable interest from municipal obligations, which is exempt from regular federal income taxes in the hands of the Fund, to qualify as "exempt- interest dividends" when distributed to the Fund's shareholders. In order to qualify for tax treatment as a regulated investment company, the Fund must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to shareholders. First, the Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"). Second, the Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses.


     As a regulated investment company, the Fund will not be subject to federal income tax in any taxable year on its income that it distributes to its shareholders, provided that it distributes at least 90% of the sum of (i) its "investment company taxable income" (which includes dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, and any other taxable income other than "net capital gain" (as defined below) and is reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). The Fund may retain for investment its net capital gain (the excess of the Fund's net long-term capital gain over its net short-term capital loss). However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund intends to distribute at least annually to its shareholders all or substantially all of its net tax-exempt interest and any investment company taxable income and net capital gain.

     Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect (unless it has made a taxable year election for excise tax purposes) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.


     The Fund intends to qualify to pay "exempt-interest dividends" by satisfying the requirement that at the close of each quarter of the Fund's taxable year at least 50% of the value of its total assets consists of tax-exempt municipal obligations. Distributions from the Fund will constitute exempt-interest dividends to the extent of its tax-exempt interest income (net of expenses and amortized bond premium). Exempt-interest dividends distributed to AMPS shareholders are excluded from gross income for federal income tax purposes, although they are required to be reported on the AMPS shareholders' federal income tax returns. Gain from the sale, exchange or redemption of AMPS, however, will generally be taxable to the AMPS shareholders as capital gain (provided such AMPS were held as capital assets) even though the increase in value of such AMPS is attributable to tax-exempt interest income. In addition, gain realized by the Fund from the disposition of a tax-exempt municipal obligation that was purchased at a price less than the principal amount of the bond will be taxable to the Fund's shareholders as ordinary income to the extent of accrued market discount. Under the Code, interest on indebtedness incurred or continued to purchase or carry AMPS, which interest is deemed to relate to exempt-interest dividends, will not be deductible by AMPS shareholders for federal income tax purposes. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax and may have other collateral tax consequences. Different alternative minimum tax rules apply to individuals and to corporations. Among other things, interest on all municipal bonds is taken into account to determine whether a corporation is subject to the alternative minimum tax. Taxpayers that may be subject to the alternative minimum tax should consult their advisors before investing in AMPS.

     Distributions by the Fund of net interest received from certain taxable temporary investments (such as certificates of deposit, commercial paper and obligations of the U.S. Government, its agencies and instrumentalities) and net short-term capital gain realized by the Fund, if any, will be taxable to AMPS shareholders as ordinary income to the extent of the Fund's current or accumulated earnings and profits. Any net long-term capital gain realized by the Fund and distributed to AMPS shareholders will, if properly designated by the Fund, be taxable to AMPS shareholders as long-term capital gain regardless of the length of time investors have owned shares of the Fund. Taxable distributions will not be eligible (i) for the dividends received deduction available to corporate shareholders or (ii) for treatment as "qualified dividend income" in the case of individual shareholders. Distributions by the Fund to AMPS shareholders that do not constitute ordinary income dividends, capital gain dividends or exempt-interest dividends will be treated as a return of capital to the extent of (and in reduction of) the AMPS shareholder's tax basis in his or her shares. Any excess will be treated as gain from the sale of his or her shares, as discussed below.

     The Internal Revenue Service's position in a published revenue ruling indicates that the Fund is required to designate dividends paid with respect to its common shares and its AMPS as consisting of a portion of each type of income distributed by the Fund. The portion of each type of income deemed received by the holders of each class of shares for a taxable year will be equal to the portion of total Fund dividends received by such class with respect to such taxable year. Thus, the Fund will designate dividends paid as exempt-interest dividends in a manner that allocates such dividends between the common shareholders and the holders of AMPS, in proportion to the total dividends paid to each such class during or with respect to the taxable year, or otherwise as required by applicable law. Capital gain dividends and ordinary income dividends will similarly be allocated between the two classes. The Fund will typically notify the Auction Agent of the amount of any net capital gain or other income taxable for regular federal income tax purposes to be included in any dividend on shares of its AMPS prior to the Auction Date establishing the Applicable Rate for such dividend. If (a) the Fund retroactively allocates any net capital gain or other income taxable for regular federal income tax purposes to a dividend paid on shares of AMPS without having given advance notice thereof to the Auction Agent solely by reason of the fact that such allocation is made as a result of the redemption of all or a portion of the outstanding shares of its AMPS or the liquidation of the Fund or (b) the Fund allocates any net capital gain or other taxable income for regular federal income tax purposes to a dividend paid on shares of its AMPS without having given advance notice thereof as described above, the Fund will make certain payments to owners of shares of its AMPS to which such allocation was made to offset the federal income tax effect thereof as described under "Description of AMPS -- Dividends -- Additional Dividends" in the Prospectus.

     In order for any distributions to owners of the shares of AMPS to be eligible to be treated as exempt-interest dividends, such shares of AMPS must be treated as stock for federal income tax purposes. The Fund believes the shares of AMPS should be treated as stock for federal income tax purposes, although it does not intend to obtain an opinion of counsel or request a private letter ruling from the IRS with respect to the treatment of the AMPS as stock for federal income tax purposes.

     If at any time when the Fund's shares of AMPS are outstanding the Fund fails to meet the AMPS Basic Maintenance Amount or the 1940 Act AMPS Asset Coverage, the Fund will be required to suspend distributions to holders of its common shares until such maintenance amount or asset coverage, as the case may be, is restored. See "Description of AMPS -- Dividends -- Restrictions on Dividends and Other Payments." This may prevent the Fund from distributing at least 90% of the sum of its investment company taxable income and its net tax-exempt interest, and may therefore jeopardize the Fund's qualification for taxation as a regulated investment company or cause the Fund to incur an income tax liability or a non-deductible 4% excise tax on the undistributed taxable income (including gain), or both. Upon failure to meet the AMPS Basic Maintenance Amount or the 1940 Act AMPS Asset Coverage, the Fund will be required to redeem its shares of AMPS in order to maintain or restore such maintenance amount or asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify as a regulated investment company. There can be no assurance, however, that any such redemption would achieve such objectives.

     The Fund may, at its option, redeem shares of its AMPS in whole or in part, and is required to redeem shares of its AMPS to the extent required to maintain the AMPS Basic Maintenance Amount and the 1940 Act AMPS Asset Coverage. Gain or loss, if any, resulting from a redemption of the shares of AMPS will be taxed as gain or loss from the sale or exchange of the shares of AMPS under Section 302 of the Code rather than as a dividend, but only if the redemption distribution
(a) is deemed not to be essentially equivalent to a dividend, (b) is in complete redemption of an owner's interest in the Fund, (c) is substantially disproportionate with respect to the owner, or (d) with respect to non-corporate owners, is in partial liquidation of the Fund. For purposes of (a), (b) and (c) above, an owner's ownership of common shares will be taken into account. In determining whether the above conditions are satisfied, shares owned by certain persons related to the owner will be treated as held by such owner.

     If the Fund engages in hedging transactions involving financial futures and options, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer the Fund's losses, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to AMPS shareholders.

     Prior to purchasing shares in the Fund, an investor should carefully consider the impact of dividends or distributions which are expected to be or have been declared, but not paid. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Fund (and received by the shareholders) on December 31.


     Federal income tax law imposes an alternative minimum tax with respect to both corporations and individuals based on certain items of tax preferences. To the extent the Fund receives income treated as tax preference items for purposes of the alternative minimum tax, a portion of the dividends paid by it, although otherwise exempt from federal income tax, will be taxable to holders of AMPS to the extent that their tax liability is determined under the alternative minimum tax. The Fund will annually supply holders of AMPS with reports indicating the amount and nature of all income distributed to them as well as the percentage of Fund income attributable to tax preference items subject to the alternative minimum tax.

     Interest on certain "private activity bonds" is an item of tax preference subject to the alternative minimum tax on individuals and corporations. The Fund may invest a portion of its assets in municipal bonds subject to this provision so that a portion of its exempt-interest dividends is an item of tax preference to the extent such dividends represent interest received from these private activity bonds. Accordingly, investment in the Fund could cause a holder of AMPS to be subject to, or result in an increased liability under, the alternative minimum tax.


     Exempt-interest dividends are included in determining what portion, if any, of a person's Social Security and railroad retirement benefits will be includable in gross income subject to federal income tax.


     Although exempt-interest dividends generally may be treated by holders of AMPS as items of interest excluded from their gross income, each holder is advised to consult his tax advisor with respect to whether exempt-interest dividends retain their exclusion if the shareholder would be treated as a "substantial user," or a "related person" of a substantial user, of the facilities financed with respect to any of the tax exempt obligations held by the Fund.


     For corporations, alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on municipal bonds, and therefore all exempt-interest dividends received from the Fund, are included in calculating adjusted current earnings.


     The sale or exchange of AMPS (other than redemptions, the rules for which are described above) normally will result in capital gain or loss to the AMPS shareholders who hold their AMPS as capital assets. Generally, an AMPS shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. However, any loss on the sale, exchange or redemption of AMPS that have been held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to such AMPS and, if not disallowed, such loss shall be treated as long-term capital loss to the extent of any capital gain dividends received by the AMPS shareholder (or amounts credited to the AMPS shareholder as an undistributed capital gain) with respect to such AMPS. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, net long-term capital gain is taxed at a maximum rate of 15% for taxable years beginning on or before December 31, 2008 (after which time the maximum rate will increase to 20%), while short-term capital gain and other ordinary income is taxed at a maximum rate of

35% for taxable years beginning on or before December 31, 2010 (after which time the maximum rate will increase to 39.6%). Because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective tax rate may be higher in certain circumstances. The ability to deduct capital losses may be limited.

     No loss will be allowed on the sale, exchange or redemption of AMPS to the extent that the AMPS shareholder purchases other shares of AMPS of the Fund or the AMPS shareholder acquires or enters into a contract or option to acquire securities that are substantially identical to AMPS of the Fund within a period of 61 days beginning 30 days before and ending 30 days after such sale, exchange or redemption. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.


     In order to avoid a 4% federal excise tax, the Fund must distribute or be deemed to have distributed by December 31 of each calendar year the sum of 98% of its taxable ordinary income for such year, 98% of its capital gain net income (the excess of its realized capital gains over its realized capital losses, generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and any excess of realized capital gains over realized capital losses for the prior year that was not distributed during such year and on which the Fund paid no federal income tax. For purposes of the excise tax, a regulated investment company may reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year. The Fund intends to make timely distributions in compliance with these requirements, and consequently it is anticipated that it generally will not be required to pay the excise tax.


     If in any year the Fund should fail to qualify under Subchapter M of the Code for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its income for that year, and distributions to its AMPS shareholders would be taxable to AMPS shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's earnings and profits. Such distributions generally would be eligible (i) for the dividends received deduction available to corporate shareholders or (ii) for treatment as "qualified dividend income" in the case of individual shareholders.

     The Fund is required in certain circumstances to withhold a percentage of taxable dividends and certain other payments paid to non-corporate holders of shares who have not furnished to the Fund their correct taxpayer identification numbers (in the case of individuals, their Social Security number) and certain certifications, or who are otherwise subject to backup withholding. The backup withholding percentage is 28% for amounts paid through December 31, 2010, and will be 31% thereafter. Backup withholding is not an additional tax, and any amounts withheld may be refunded or credited against the shareholder's federal income tax liability, provided the required information is furnished to the Internal Revenue Service.

     Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater loss over a combination of years), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

     The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury regulations presently in effect as they directly govern the taxation of the Fund and its AMPS shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury regulations. The Code and Treasury regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. AMPS shareholders are advised to consult their own tax advisors for more detailed information concerning the federal taxation of the Fund and the income tax consequences to its AMPS shareholders.


                                 NET ASSET VALUE


     It is anticipated that the net asset value per share of the AMPS will equal its original purchase price per share plus accumulated dividends per share. Net asset value per common share is determined Monday through Friday as of the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time), on each business day during which the NYSE is open for trading. For purposes of determining the net asset value of a common share, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of any outstanding preferred shares is divided by the total number of common shares outstanding at such time. Expenses, including the fees payable to the Investment Adviser, are accrued daily.

     The Municipal Bonds in which the Fund invests are traded primarily in the over-the-counter markets. In determining net asset value, the Fund uses the valuations of portfolio securities furnished by a pricing service approved by the Board of Trustees. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. Municipal Bonds for which quotations are not readily available are valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees. The Board of Trustees has determined in good faith that the use of a pricing service is a fair method of determining the valuation of portfolio securities. Positions in futures contracts, interest rate swaps and options on interest rate swaps ("swaptions") are valued at closing prices for such contracts established by the exchange or dealer market on which they are traded, or if market quotations are not readily available, are valued at fair value on a consistent basis using methods approved in good faith by the Board of Trustees.


     The Fund makes available for publication the net asset value of its common shares determined as of the last business day each week. Currently, the net asset values of shares of publicly traded closed-end investment companies investing in debt securities are published in Barron's, the Monday edition of The Wall Street Journal and the Monday and Saturday editions of The New York Times.

     The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Positions in options are valued at the last sale price on the market where any such option is principally traded. Positions in futures contracts are valued at closing prices for such contracts established by the exchange on which they are traded. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless this method no longer produces fair valuations. Repurchase agreements are valued at cost plus accrued interest.

                        INDEPENDENT AUDITORS AND EXPERTS


     PricewaterhouseCoopers LLP, independent auditors, have audited the statement of assets and liabilities of the Fund as of August 15, 2003 which is included in this Statement of Additional Information. The statement of assets and liabilities is included in reliance upon their report, which is also included in this Statement of Additional Information, given on their authority as experts in accounting and auditing. PricewaterhouseCoopers LLP is located at 1177 Avenue of the Americas, New York, New York 10036.


                             ADDITIONAL INFORMATION

     The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith is required to file reports and other information with the SEC. Any such reports and other information, including the Fund's Code of Ethics, can be inspected and copied at the public reference facilities of the SEC at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following regional offices of the SEC: Pacific Regional Office, at 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036; and Midwest Regional Office, at Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of such materials can be obtained from the public reference section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The SEC maintains a Web site at http://www.sec.gov containing reports and information statements and other information regarding registrants, including the Fund, that file electronically with the SEC. Reports, proxy statements and other information concerning the Fund can also be inspected at the offices of the NYSE.


     Additional information regarding the Fund is contained in the Registration Statement on Form N-2, including amendments, exhibits and schedules thereto, relating to the AMPS filed by the Fund with the SEC in Washington, D.C. The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any amendments, exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

                         REPORT OF INDEPENDENT AUDITORS

     To the Shareholder and Board of Trustees of MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund:

     In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund (the "Fund") at August 15, 2003, in conformity with accounting principles generally accepted in the United States of America. This financial statement is the responsibility of the Fund's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
August 18, 2003

MBIA CAPITAL/CLAYMORE MANAGED DURATION INVESTMENT GRADE MUNICIPAL
FUND--STATEMENT OF ASSETS AND LIABILITIES
August 15, 2003



ASSETS:

Cash                                                                                   $  100,003
  Total assets                                                                            100,003
Commitments (Notes 1 and 2)                                                                    --
                                                                                       ----------
NET ASSETS (6,981 shares of $.001 par value common shares of beneficial interest
 issued and outstanding; unlimited number of common shares authorized)                 $  100,003
                                                                                       ==========
Net Asset Value Per Share                                                              $    14.33
                                                                                       ==========



                        SEE NOTES TO FINANCIAL STATEMENT.

NOTES TO FINANCIAL STATEMENT

1. ORGANIZATION:

     MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund ("Fund") was organized as a Delaware statutory trust on May 20, 2003. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund has not had any operations to date other than the sale of 6,981 common shares of beneficial interest for the amount of $100,003 to MBIA Capital Management Corp.

     The Fund currently offers common shares as its only class of shares. The Fund may elect to issue preferred shares as part of its leverage strategy. Preferred shares will have seniority over the common shares.

     Organization expenses relating to the Fund incurred and to be incurred, estimated at $22,000, will be borne by MBIA Capital Management Corp. and Claymore Securities, Inc., the Fund's investment adviser and servicing agent, respectively. Offering costs for the common shares, estimated at $395,000, will be paid from the proceeds of the offering and will be charged to the Fund's capital at the time of the issuance of such common shares. However, MBIA Capital Management Corp. and Claymore Securities, Inc. have agreed to bear common share offering costs (which does not include the sales load) in excess of $0.03 per common share.

2. ACCOUNTING POLICIES:

     The preparation of the financial statement in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statement. Actual results could differ from these estimates

3. INVESTMENT ADVISORY AGREEMENT, SERVICING AGREEMENT AND OTHER AGREEMENTS:

     Pursuant to an Investment Advisory Agreement (the "Advisory Agreement") between MBIA Capital Management Corp. (the "Adviser") and the Fund, the Adviser will be responsible for the daily management of the Fund's Portfolio, which includes buying and selling securities for the Fund, as well as investment research. The Adviser is a subsidiary of MBIA Asset Management LLC which, in turn, is a wholly-owned subsidiary of MBIA, Inc. The Advisory Agreement provides that the Fund shall pay to the Adviser a monthly fee for its services at the annual rate of 0.39% of the sum of the Fund's average daily net assets (including assets acquired from the sale of any preferred shares), plus the proceeds of any outstanding borrowings used for financial leverage (in total, the "Managed Assets"). The Adviser has contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund at the annual rate of 0.09% of the Fund's average daily Managed Assets from the commencement of the Fund's operations through September 1, 2008, and at a rate of 0.042% thereafter through September 1, 2009.

     Pursuant to a Servicing Agreement, Claymore Securities, Inc. (the "Servicing Agent") will act as servicing agent to the Fund. The Servicing Agent will receive a monthly fee from the Fund at the annual rate of 0.26% of the average daily value of the Fund's Managed Assets. The Servicing Agent has contractually agreed to waive a portion of the servicing fee it is entitled to receive from the Fund at the annual rate of 0.06% of the average daily value of the Fund's Managed Assets from the commencement of the Fund's operations through September 1, 2008, and at a rate of 0.028% thereafter through September 1, 2009.

     MBIA Municipal Investors Service Corp. ("MBIA MISC"), a subsidiary of MBIA Asset Management LLC, will serve as Accounting Agent and Administrator to the Fund pursuant to an Accounting Services and Administration Agreement with the Fund. As Accounting Agent and Administrator, MBIA MISC is responsible for services such as financial reporting, compliance monitoring and corporate management. MBIA MISC is also responsible for maintaining the books and records of the Fund's securities and cash. For these services, the Fund pays MBIA MISC a monthly fee at an annual rate of 0.10% of the Fund's average daily Managed Assets up to $250 million, 0.06% on the next $250 million of the Fund's average daily Managed Assets, and 0.03% of the Fund's average daily Managed Assets in excess of $500 million.

     Certain officers and/or trustees of the Fund are officers and/or directors of the Adviser and the Servicing Agent.

                       STATEMENT OF ASSETS AND LIABILITIES
                          OCTOBER 10, 2003 (UNAUDITED)

Assets:
     Investment in securities, at value (amortized cost $111,812,793) (Note 1)        $ 112,592,907
     Cash                                                                                    64,843
     Receivable for investment securities sold                                            7,548,792
     Interest receivable                                                                  1,333,154
     Other assets                                                                            26,312
                                                                                      -------------
           TOTAL ASSETS                                                                 121,566,008
                                                                                      -------------

Liabilities:
     Payable for investment securities purchased                                          7,172,181
     Common shares offering costs payable                                                   162,738
     Due to affiliates (Note 2)                                                              18,334
     Accrued expenses payable                                                                29,848
                                                                                      -------------
           TOTAL LIABILITIES                                                              7,383,101
                                                                                      -------------

Net assets: (equivalent to $14.49 per share based on 7,881,981 common shares
  issued and outstanding; unlimited number of common shares authorized)               $ 114,182,907
                                                                                      =============

NET ASSETS consisted of:
     Common shares of beneficial interest, par value $0.001 per share                 $       7,882
     Paid-in capital in excess of par                                                   112,665,037
     Undistributed net investment income                                                    473,078
     Accumulated net realized gain on investments                                           256,796
     Net unrealized appreciation on investments                                             780,114
                                                                                      -------------
                                                                                      $ 114,182,907
                                                                                      =============


STATEMENT OF OPERATIONS
FOR THE PERIOD AUGUST 27, 2003* THROUGH OCTOBER 10, 2003 (UNAUDITED)

Investment Income:

Interest                                                                              $     594,689
                                                                                      -------------
Expenses:
     Investment advisory fees (Note 2)                                $      51,890
     Servicing agent fees (Note 2)                                           34,594
     Administration and accounting fees (Note 2)                             13,305
     Transfer agent fees                                                      3,971
     NYSE fee                                                                 3,074
     Trustees' fees                                                           4,765
     Audit fees                                                               7,279
     State and local taxes                                                    3,044
     Legal fees and expenses                                                  6,618
     Reports to shareholders                                                  3,309
     Custodian fees                                                           2,647
     Miscellaneous                                                            7,073
                                                                      -------------
     Total expenses (before waivers)                                        141,569
           Less investment advisory fees waived                             (11,975)
           Less servicing agent fees waived                                  (7,983)
                                                                      -------------
           Net expenses (after waivers)                                                     121,611
                                                                                      -------------
               Net Investment Income                                                        473,078
                                                                                      -------------

Realized and unrealized gain on investments (Note 1):
     Net realized gain from security transactions                                           256,796
     Net change in unrealized appreciation of investments:                                  780,114
                                                                                      -------------
           Net realized and unrealized gain on investments                                1,036,910
                                                                                      -------------
Net increase in net assets resulting from operations                                  $   1,509,988
                                                                                      =============

* Commencement of investment operations.

   The accompanying notes are an integral part of these financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                     FOR THE PERIOD
                                                                                AUGUST 27, 2003* THROUGH
                                                                                   OCTOBER 10, 2003
                                                                                      (UNAUDITED)
                                                                                ------------------------
INCREASE (DECREASE) IN NET ASSETS:

Operations:
     Net investment income                                                          $       473,078
     Net realized gain from security transactions (Note 1)                                  256,796
     Net change in unrealized appreciation of investments                                   780,114
                                                                                    ---------------
           Net increase in net assets resulting from operations                           1,509,988
                                                                                    ---------------

Capital Share Transactions:
     Net proceeds from sale of common stock                                             112,809,375
     Common share offering costs charged to paid-in capital in excess of par               (236,459)
                                                                                    ---------------
           Net increase in net assets from capital share transactions                   112,572,916
                                                                                    ---------------

     Net increase in net assets                                                         114,082,904

Net Assets:
     Beginning of period                                                                    100,003
                                                                                    ---------------
     End of period (including undistributed net investment income of $473,078)      $   114,182,907
                                                                                    ===============


* Commencement of investment operations.


   The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of capital stock outstanding throughout the period presented.


                                                       FOR THE PERIOD
                                                  AUGUST 27, 2003* THROUGH
                                                      OCTOBER 10, 2003
                                                        (UNAUDITED)
                                                  ------------------------
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value, beginning of period**                  $       14.33
                                                        -------------

Investment Operations:
Net investment income                                            0.06
Net realized and unrealized gain on investments                  0.13
                                                        -------------
Total from investment operations                                 0.19
                                                        -------------

Capital charge with respect to issuance of
  common shares                                                 (0.03)
                                                        -------------

Net asset value, end of period                          $       14.49
                                                        =============

Per share market price, end of period                   $       14.92
                                                        =============

TOTAL INVESTMENT RETURN (1)                                     (0.53)%

RATIOS/SUPPLEMENTAL DATA
Ratios to average net assets: (2), (3)
  Expenses (net of fee waivers)                                  0.91%
  Expenses (excluding fee waivers)                               1.06%
  Net investment income                                          3.56%
Portfolio turnover rate                                            44%

Net assets, end of period (in 000's)                    $     114,183


* Commencement of investment operations.
** Initial public offering price of $15.00 per share less underwriting discount of $0.675 per share.
(1) Total investment return is calculated assuming a purchase of common shares at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. The total investment return, which is for less than a full year, is not annualized. Past performance is not a guarantee of future results.
(2) Annualized
(3) These ratios may not be indicative of future results due to the short operating history of the Fund. Please refer to the Fund's common shares prospectus for the estimated expense ratio.

                         NOTES TO FINANCIAL STATEMENTS
                          October 10, 2003 (Unaudited)

NOTE 1. ORGANIZATION & ACCOUNTING POLICIES

The MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund (the "Fund") was organized as a Delaware statutory trust on May 20, 2003. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide its common shareholders with high current income exempt from regular Federal income tax while seeking to protect the value of the Fund's assets during periods of interest rate volatility.

Prior to commencing operations on August 27, 2003, the Fund had no operations other than matters relating to its organization and registration and the sale and issuance of 6,981 common shares of beneficial interest to MBIA Capital Management Corp. The Fund issued 7,100,000 shares of common stock in its initial public offering on August 27, 2003. These shares were issued at $15.00 per share before the underwriting discount of $0.675 per share. An additional 600,000 shares and 175,000 shares were issued on September 10, 2003 and October 10, 2003, respectively. These shares were also issued at $15.00 per share before the underwriting discount of $0.675 per share. Organization expenses, estimated at $22,000, were borne by MBIA Capital Management Corp. and Claymore Securities, Inc., the Fund's investment adviser and servicing agent, respectively. Offering costs of $236,459 (representing $0.03 per share) were offset against proceeds of the offering and have been charged to paid-in capital. MBIA Capital Management Corp. and Claymore Securities, Inc. have agreed to pay all offering costs (other than the sales load) exceeding $0.03 per common share of the Fund.

The following is a summary of significant accounting policies followed by the Fund.

SECURITIES VALUATION: The municipal bonds in which the Fund invests are traded primarily in the over-the-counter markets. In determining net asset value, the Fund uses the valuations of portfolio securities furnished by a pricing service approved by the Board of Trustees. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. Municipal bonds for which quotations are not readily available are valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees. Positions in futures contracts, interest rate swaps and options on interest rate swaps ("swaptions") are valued at closing prices for such contracts established by the exchange or dealer market on which they are traded, or if market quotations are not readily available, are valued at fair value on a consistent basis using methods approved in good faith by the Board of Trustees.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income and expenses are accrued daily. All discounts/premiums are accreted/amortized for financial reporting purposes as required.

SWAPTIONS: The Fund may engage in options transactions on interest rate swap agreements, commonly referred to as swaptions. A swaption is an agreement between two parties where one party purchases the right from the other party to enter into an interest rate swap at a specified date and for a specified "fixed rate" yield (or "exercise" yield). In a pay-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a payer of fixed rate and receiver of variable rate, while the writer of the swaption has the obligation to enter into the other side of the interest rate swap. In a receive-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a receiver of fixed rate and a payer of variable rate, while the writer has the obligation to enter into the opposite side of the interest rate swap. The Fund will enter into such transactions for hedging some or all of its interest rate exposure in its holdings of municipal bonds. During the period ended October 10, 2003, the Fund purchased pay-fixed swaptions. Upon the purchase of these pay-fixed swaptions by the Fund, the total purchase price paid was recorded as an investment. The market valuation is determined as set forth in the preceding securities valuation paragraph. When the pay-fixed swaptions are exercised, the Fund has the right to enter into an interest rate swap as a payer of fixed-rate and receiver of variable rate. When the pay-fixed swaptions reach their scheduled expiration dates the Fund will record a gain or loss depending on the difference between the purchase price and the value of the swaptions on their exercise date.

FEDERAL INCOME TAXES: It is the Fund's intention to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended, and to distribute sufficient net income to shareholders to qualify as such. For this reason and because substantially all of the Fund's gross income consists of tax-exempt interest, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Fund intends to declare and pay dividends from net investment income monthly to common shareholders. Distributions of net realized capital gains, if any, will be paid at least annually. Dividends and distributions to shareholders will be recorded on the ex-dividend date.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. AGREEMENTS

Pursuant to an Investment Advisory Agreement (the "Advisory Agreement") between MBIA Capital Management Corp. (the "Adviser") and the Fund, the Adviser will be responsible for the daily management of the Fund's Portfolio, which includes buying and selling securities for the Fund, as well as investment research. The Adviser is a subsidiary of MBIA Asset Management LLC which, in turn, is a wholly-owned subsidiary of MBIA, Inc. The Advisory Agreement provides that the Fund shall pay to the Adviser a monthly fee for its services at the annual rate of 0.39% of the sum of the Fund's average daily net assets (including assets acquired from the sale of any preferred shares), plus the proceeds of any outstanding borrowings used for financial leverage (in total, the "Managed Assets"). The Adviser has contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund at the annual rate of 0.09% of the Fund's average daily Managed Assets from the commencement of the Fund's operations through September 1, 2008, and at a rate of 0.042% thereafter through September 1, 2009.

Pursuant to a Servicing Agreement, Claymore Securities, Inc. (the "Servicing Agent") will act as servicing agent to the Fund. The Servicing Agent will receive a monthly fee from the Fund at the annual rate of 0.26% of the average daily value of the Fund's Managed Assets. The Servicing Agent has contractually agreed to waive a portion of the servicing fee it is entitled to receive from the Fund at the annual rate of 0.06% of the average daily value of the Fund's Managed Assets from the commencement of the Fund's operations through September 1, 2008, and at a rate of 0.028% thereafter through September 1, 2009.

MBIA Municipal Investors Service Corp. ("MBIA MISC"), a subsidiary of MBIA Asset Management LLC, will serve as Accounting Agent and Administrator to the Fund pursuant to an Accounting Services and Administration Agreement with the Fund. As Accounting Agent and Administrator, MBIA MISC is responsible for services such as financial reporting, compliance monitoring and corporate management. MBIA MISC is also responsible for maintaining the books and records of the Fund's securities and cash. For these services, the Fund pays MBIA MISC a monthly fee at an annual rate of 0.10% of the Fund's average daily Managed Assets up to $250 million, 0.06% on the next $250 million of the Fund's average daily Managed Assets, and 0.03% of the Fund's average daily Managed Assets in excess of $500 million.

Certain officers and/or trustees of the Fund are officers and/or directors of the Adviser and the Servicing Agent.

NOTE 3. PORTFOLIO SECURITIES

Purchases and sales of investment securities, excluding short-term investments, for the period August 27, 2003 (commencement of investment operations) through October 10, 2003, aggregated $159,689,767 and $48,143,135, respectively.

The Federal income tax cost basis of the Fund's investments at October 10, 2003, was $111,812,793 and net unrealized appreciation was $780,114 which consisted of gross unrealized appreciation of $1,594,369 and gross unrealized depreciation of $814,255.

NOTE 4. CAPITAL

There are an unlimited number of $.001 par value common shares of beneficial interest authorized. Of the 7,881,981 common shares outstanding at October 10, 2003, the Adviser owned 6,981 shares.

Transactions in common shares for the period from August 27, 2003
(commencement of investment operations) through October 10, 2003, were as follows:



     Common shares outstanding -- beginning of period               6,981
     Shares issued in connection with initial public offering   7,100,000
     Underwriters' exercising the over-allotment option           775,000
                                                                ---------

     Common shares outstanding -- end of period                 7,881,981
                                                                =========



Offering costs of $236,459 incurred in connection with the Fund's offering of common shares have been charged to paid-in capital in excess of par.

MBIA CAPITAL/CLAYMORE MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED)                            OCTOBER 10, 2003

MUNICIPAL BONDS & NOTES -- 94.77%

                        RATING   PRINCIPAL
      STATE             (S&P)*  AMOUNT (000)                                DESCRIPTION
ALABAMA -- 0.75%
                          BBB   $        845  Courtland AL Ind. Dev. Brd. Environ. Imp. Rev., Ser. B, 6.25%, 08/01/25

ALASKA -- 2.19%
                          AAA          2,500  Valdez AK Marine Term. Rev. Ref., VRDN, 0.80% 12/01/33 (Exxon Mobil Corp.)

CALIFORNIA -- 17.71%
                          AAA          3,810  Anaheim CA Pub. Fin. Auth. Lease Rev., Zero Coupon, 09/01/19 (FSA)
                          AAA          4,000  CA Infra. & Econ. Dev. Rev., Bay Area Toll Brdgs., 5.00%, 07/01/26 (FGIC)
                          BBB+         4,000  CA Dept.of Water Res. Power Supply Rev., Ser. A, 5.125%, 05/01/19
                          BBB-         4,000  Golden State Tobbaco Settlement Rev., Ser. B, 5.375%, 06/01/28
                          AAA          4,000  Port of Oakland CA Rev., Ser. L, 5.00%, 11/01/22 (FGIC)
                          AAA          2,500  San Diego CA Unified School Dist., Ser. D, 5.25%, 07/01/25 (FGIC)

COLORADO -- 4.03%
                          AA           4,500  CO Health Facs. Auth. Rev., 5.25%, 09/01/21

FLORIDA -- 8.22%
                           A           2,500  Highlands Co. FL Health Facs. Auth. Rev., Ser. B, 5.25%, 11/15/23
                          AA           4,000  Orlando FL Utilities Comm. Water & Elec. Rev. Ref., Ser. B, 5.00%, 10/01/22
                          A+           2,750  South Broward FL Hosp. Dist. Rev., 5.60%, 05/01/27

ILLINOIS -- 2.63%
                           A           3,000  IL Dev. Fin. Auth. Hosp. Rev., 5.65%, 11/15/24

LOUISIANA -- 3.16%
                          AAA          3,255  New Orleans LA Gen. Oblig. Ref , 5.50%, 12/01/21 (FGIC)

MASSACHUSETTS-- 4.31%
                          AAA          5,000  MA Port Auth. Spl. Facs. Rev., Ser. A, 5.00%, 01/01/21 (AMBAC)

MICHIGAN-- 0.04%
                          AA              40  Univ. of MI Rev. Ref. Med. Ser. Plan A-1, VRDN, 0.90%, 12/01/21

NEW JERSEY-- 3.68%
                          AA-          4,000  NJ Trans. Trust Fund Auth. Rev., Ser. C, 5.50%, 06/15/24

NEW YORK-- 20.49%
                          AA-          4,000  NY Metro. Trans. Auth. Ser. Ref. Rev., Ser. A, 5.125%, 01/01/24
                           A           4,300  New York, NY Gen. Oblig., Ser. H, 5.25%, 03/15/16
                           A           1,500  NY State Dorm. Auth. Lease Rev. Court Facs., Ser. A,  5.375%, 05/15/22
                           A           2,500  NY State Dorm. Auth. Lease Rev. Court Facs., Ser. A,  5.375%, 05/15/23
                          A3           1,500  NY State Dorm. Auth. Rev. North Shore L I Jewish Group, 5.375%, 05/01/23
                          AA-          4,000  NY Tobacco Settlement Funding Corp., Ser. A1, 5.50%, 06/01/19
                          AAA          5,000  Port Auth. NY and NJ - Cons. 127th Rev., 5.20%, 12/15/26 (AMBAC)

NORTH CAROLINA-- 3.58%
                          BBB          1,000  NC Eastern Muni. Power Agy. Sys. Rev. Ref., Ser. D, 5.125%, 01/01/23
                          BBB          1,000  NC Eastern Muni. Power Agy. Sys. Rev. Ref., Ser. D, 5.125%, 01/01/26
                          AAA          2,135  NC Housing Fin. Agy. Rev., Ser. 14A, 5.35%, 01/01/22 (AMBAC)

OHIO-- 9.00%
                           A           3,000  Cuyahoga Co. OH Rev. Ref., Ser. A, 6.00%, 01/01/20
                          AA-            145  Cuyahoga Co., OH Econ. Dev. Rev., VRDN, 0.75%, 04/01/28 (Bank of America)
                          AAA          2,620  Dayton OH City Sch. Dist. Facs. Cons. Gen. Oblig., Ser. D, 5.00%, 12/01/21 (FGIC)
                          AA-          2,000  Lorain Co. OH Hosp. Rev. Ref., Ser. A, 5.25%, 10/01/33
                          Aaa          2,250  Toledo OH City Sch. Dist.Facs. Impr. Gen. Oblig., 5.00%, 12/01/25 (FSA)

TEXAS- 6.94%
                          AAA          4,000  Eagle Mtn. & Saginaw TX Indep. Sch. Dist., Ser. A, 5.25%, 08/15/23 (PSF-GTD)
                          AAA          4,200  Houston TX Water & Sewer Sys. Rev., Ser. A, Zero Coupon, 12/01/20 (FSA)
                          BBB          2,000  Sabine River TX Auth. Poll. Ctl. Rev. Ref., Ser. B, 6.15%, 08/01/22

WASHINGTON- 3.60%
                          AAA          4,000  Seattle WA Muni. Light & Power Rev. Improv.& Ref., 5.125%, 03/01/21 (FSA)

WEST VIRGINIA- 4.44%
                          AAA          5,000  WV State Housing Dev. Fund Rev., Ser. D, 5.20%, 11/01/21

TOTAL MUNICIPAL BONDS & NOTES (COST $106,710,393) - 94.77%

                                                              OPTIONAL CALL        VALUE
      STATE                                                    PROVISIONS**       (NOTE 1)
ALABAMA -- 0.75%
                                                              08/01/13 @ 100   $      854,523
                                                                               --------------

ALASKA -- 2.19%
                                                            No Call Provision       2,500,000
                                                                               --------------

CALIFORNIA -- 17.71%
                                                            No Call Provision       1,736,865
                                                              07/01/13 @ 100        4,000,800
                                                              05/01/13 @ 101        4,059,800
                                                              06/01/10 @ 100        3,834,000
                                                              11/01/12 @ 100        4,009,360
                                                              07/01/12 @101         2,577,325
                                                                               --------------
                                                                                   20,218,150
                                                                               --------------

COLORADO -- 4.03%
                                                              09/01/11 @ 100        4,602,195
                                                                               --------------

FLORIDA -- 8.22%
                                                              11/15/12 @ 100        2,481,350
                                                              04/01/13 @ 100        4,082,640
                                                              05/01/12 @ 101        2,822,875
                                                                               --------------
                                                                                    9,386,865
                                                                               --------------

ILLINOIS -- 2.63%
                                                              11/15/09 @ 101        3,005,850
                                                                               --------------

LOUISIANA -- 3.16%
                                                              12/01/19 @ 100        3,610,967
                                                                               --------------

MASSACHUSETTS-- 4.31%
                                                              01/01/11 @ 101        4,925,300
                                                                               --------------

MICHIGAN-- 0.04%
                                                            No Call Provision          40,000
                                                                               --------------

NEW JERSEY-- 3.68%
                                                              06/15/13 @ 100        4,206,040
                                                                               --------------

NEW YORK-- 20.49%
                                                              07/01/12 @ 100        4,021,240
                                                              03/15/11 @ 101        4,487,652
                                                              05/15/13 @ 100        1,557,840
                                                              05/15/13 @ 100        2,586,700
                                                              05/01/13 @ 100        1,510,140
                                                              06/01/13 @ 100        4,180,320
                                                              06/15/12 @ 101        5,054,650
                                                                               --------------
                                                                                   23,398,542
                                                                               --------------

NORTH CAROLINA-- 3.58%
                                                              01/01/13 @ 100          956,820
                                                              01/01/13 @ 100          938,720
                                                              07/01/11 @ 100        2,184,895
                                                                               --------------
                                                                                    4,080,435
                                                                               --------------

OHIO-- 9.00%
                                                              07/01/13 @ 100        3,220,740
                                                            No Call Provision         145,000
                                                              06/01/13 @ 100        2,695,299
                                                              10/01/11 @ 101        1,947,740
                                                              12/01/13 @ 100        2,266,650
                                                                               --------------
                                                                                   10,275,429
                                                                               --------------

TEXAS- 6.94%
                                                              08/15/13 @ 100        4,134,480
                                                            No Call Provision       1,755,935
                                                              08/01/13 @ 101        2,031,720
                                                                               --------------
                                                                                    7,922,135
                                                                               --------------

WASHINGTON- 3.60%
                                                              03/01/11 @ 100        4,109,760
                                                                               --------------

WEST VIRGINIA- 4.44%
                                                              05/01/11 @ 100        5,071,500
                                                                               --------------

TOTAL MUNICIPAL BONDS & NOTES (COST $106,710,393) - 94.77%                        108,207,691
                                                                               --------------

PORTFOLIO OF INVESTMENTS (UNAUDITED)

SWAPTIONS (1) -- 3.84%

                          NOTIONAL                                                                 EXERCISE      VALUE
      COUNTERPARTY      AMOUNT (000)                          DESCRIPTION                            DATE       (NOTE 1)
    AIG                $     20,000  Option on pay fixed/receive floating rate interest rate swap  03/03/04  $     494,118
                                     terminating on 9/03/28 (pay fixed rate of 5.85% and receive three-month LIBOR rate with a quarterly reset)
    AIG                      15,000  Option on pay fixed/receive floating rate interest rate swap  09/03/04        655,098
                                     terminating on 9/03/24 (pay fixed rate of 5.97% and receive three-month LIBOR rate with a quarterly reset)
     Goldman Sachs           10,000  Option on pay fixed/receive floating rate interest rate swap  09/03/05        555,000
                                     terminating on 9/03/25 (pay fixed rate of 6.30% and receive three-month LIBOR rate with a quarterly reset)
     Goldman Sachs           47,000  Option on pay fixed/receive floating rate interest rate swap  09/03/08      2,681,000
                                     terminating on 9/03/28 (pay fixed rate of 5.20% and receive three-month LIBOR rate with a quarterly reset)
                                                                                                             -------------

TOTAL SWAPTIONS (COST $5,102,400) - 3.84%                                                                        4,385,216
                                                                                                             -------------

TOTAL INVESTMENTS (Cost $111,812,793) - 98.61%                                                                 112,592,907

OTHER ASSETS & LIABILITIES- 1.39%                                                                                1,590,000
                                                                                                             -------------

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS- 100.00%                                                        $ 114,182,907
                                                                                                             =============

*   For securities not rated by S&P, the Moody's rating is provided.

** Date and price of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

(1) Non-income producing securities.

Glossary:
AMBAC - insured by American Municipal Bond Assurance Corp.
BMA - Bond Market Association
FGIC - insured by Financial Guaranty Insurance Co.
FSA - insured by Financial Security Assurance, Inc.
LIBOR - London Inter-Bank Offering Rate
PSF-GTD - guaranteed by Public School Fund
VRDN - Variable rate demand notes are instruments whose interest rates change on a specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). Interest rate shown reflects rate at balance sheet date.

                     APPENDIX A - RATINGS OF MUNICIPAL BONDS

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S ("MOODY'S") MUNICIPAL BOND RATINGS


Aaa Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics

Ba Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal and interest.

     Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

DESCRIPTION OF MOODY'S HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS

     Moody's ratings for state and municipal notes and other short-term loans are designated "Moody's Investment Grade" ("MIG" or, for variable or floating rate obligations, "VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings. Symbols used will be as follows:

     MIG-1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

     MIG-2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

     MIG-3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

     SG    This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

     VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     SG    This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

DESCRIPTION OF MOODY'S SHORT TERM RATINGS

     Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

     P-1   Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

     P-2   Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

     P-3   Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

     NP    Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.


DESCRIPTION OF STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC. ("STANDARD & POOR'S"), MUNICIPAL DEBT RATINGS

     A Standard & Poor's municipal debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

     The debt rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on circumstances.

     The ratings are based, in varying degrees, on the following considerations:

     I. Likelihood of payment--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     II.   Nature of and provisions of the obligation;

     III. Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated "AA" differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

     Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest-quality obligations to "D" for the lowest. These categories are as follows:

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

     A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

     A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long term debt rating. The following criteria will be used in making that assessment.

     --    Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

     --    Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

     Note rating symbols are as follows:

     SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

     SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

DESCRIPTION OF FITCH RATINGS' ("FITCH") INVESTMENT GRADE BOND RATINGS

     Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

     Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

     Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax exempt nature or taxability of payments made in respect of any security.

     Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short term debt of these issuers is generally rated "F-1+."

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory-credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR             Indicates that Fitch does not rate the specific issue.

Conditional    A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended      A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn      A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FitchAlert     Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short term, and should be resolved within 12 months.

     Ratings Outlook: An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

DESCRIPTION OF FITCH'S SHORT TERM RATINGS

     Fitch's short term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium term notes, and municipal and investment notes.

     The short term rating places greater emphasis than a long term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

     Fitch short term ratings are as follows:

F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D Default. Issues assigned this rating are in actual or imminent payment default.

LOC The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

                       APPENDIX B - SETTLEMENT PROCEDURES


     The following summary of Settlement Procedures sets forth the procedures expected to be followed in connection with the settlement of each Auction and will be incorporated by reference in the Auction Agency Agreement and each Broker-Dealer Agreement. Nothing contained in this Appendix B constitutes a representation by the Fund that in each Auction each party referred to herein actually will perform the procedures described herein to be performed by such party. Capitalized terms used herein shall have the respective meanings specified in the glossary of the Prospectus or this Appendix B hereto, as the case may be.


     (a) On each Auction Date, the Auction Agent shall notify by telephone or through the Auction Agent's Processing System the Broker-Dealers that participated in the Auction held on such Auction Date and submitted an Order on behalf of any Beneficial Owner or Potential Beneficial Owner of:

          (i) the Applicable Rate fixed for the next succeeding Dividend Period;

          (ii) whether Sufficient Clearing Bids existed for the determination of the Applicable Rate;


          (iii) if such Broker-Dealer (a "Seller's Broker-Dealer") submitted a Bid or a Sell Order on behalf of a Beneficial Owner, the number of shares, if any, of AMPS to be sold by such Beneficial Owner;

          (iv) if such Broker-Dealer (a "Buyer's Broker-Dealer") submitted a Bid on behalf of a Potential Beneficial Owner, the number of shares, if any, of AMPS to be purchased by such Potential Beneficial Owner;

          (v) if the aggregate number of shares of AMPS to be sold by all Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid or a Sell Order exceeds the aggregate number of shares of AMPS to be purchased by all Potential Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid, the name or names of one or more Buyer's Broker-Dealers (and the name of the Agent Member, if any, of each such Buyer's Broker-Dealer) acting for one or more purchasers of such excess number of shares of AMPS and the number of such shares to be purchased from one or more Beneficial Owners on whose behalf such Broker-Dealer acted by one or more Potential Beneficial Owners on whose behalf each of such Buyer's Broker-Dealers acted;

          (vi) if the aggregate number of shares of AMPS to be purchased by all Potential Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid exceeds the aggregate number of shares of AMPS to be sold by all Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid or a Sell Order, the name or names of one or more Seller's Broker-Dealers (and the name of the Agent Member, if any, of each such Seller's Broker-Dealer) acting for one or more sellers of such excess number of shares of AMPS and the number of such shares to be sold to one or more Potential Beneficial Owners on whose behalf such Broker-Dealer acted by one or more Beneficial Owners on whose behalf each of such Seller's Broker-Dealers acted; and

          (vii) the Auction Date of the next succeeding Auction with respect to the series of the AMPS.


     (b) On each Auction Date, each Broker-Dealer that submitted an Order on behalf of any Beneficial Owner or Potential Beneficial Owner shall:

          (i) in the case of a Broker-Dealer that is a Buyer's Broker-Dealer, instruct each Potential Beneficial Owner on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, to instruct such Potential Beneficial Owner's Agent Member to pay to such Broker-Dealer (or its Agent Member) through the Securities Depository the amount necessary to purchase the number of shares of AMPS to be purchased pursuant to such Bid against receipt of such shares and advise such Potential Beneficial Owner of the Applicable Rate for the next succeeding Dividend Period;

          (ii) in the case of a Broker-Dealer that is a Seller's Broker-Dealer, instruct each Beneficial Owner on whose behalf such Broker-Dealer submitted a Sell Order that was accepted, in whole or in part, or a Bid that was accepted, in whole or in part, to instruct such Beneficial Owner's Agent Member to deliver to such Broker-Dealer (or its Agent Member) through the Securities Depository the number of shares of AMPS to be sold pursuant to such Order against payment therefor and advise any such Beneficial Owner that will continue to hold shares of AMPS of the Applicable Rate for the next succeeding Dividend Period;


          (iii) advise each Beneficial Owner on whose behalf such Broker-Dealer submitted a Hold Order of the Applicable Rate for the next succeeding Dividend Period;

          (iv) advise each Beneficial Owner on whose behalf such Broker-Dealer submitted an Order of the Auction Date for the next succeeding Auction; and

          (v) advise each Potential Beneficial Owner on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, of the Auction Date for the next succeeding Auction.


     (c) On the basis of the information provided to it pursuant to (a) above, each Broker-Dealer that submitted a Bid or a Sell Order on behalf of a Potential Beneficial Owner or a Beneficial Owner shall, in such manner and at such time or times as in its sole discretion it may determine, allocate any funds received by it pursuant to (b)(i) above and any shares of AMPS received by it pursuant to
(b)(ii) above among the Potential Beneficial Owners, if any, on whose behalf such Broker-Dealer submitted Bids, the Beneficial Owners, if any, on whose behalf such Broker-Dealer submitted Bids that were accepted or Sell Orders, and any Broker-Dealer or Broker-Dealers identified to it by the Auction Agent pursuant to (a)(v) or (a)(vi) above.


     (d) On each Auction Date:

          (i) each Potential Beneficial Owner and Beneficial Owner shall instruct its Agent Member as provided in (b)(i) or (ii) above, as the case may be;

          (ii) each Seller's Broker-Dealer which is not an Agent Member of the Securities Depository shall instruct its Agent Member to (A) pay through the Securities Depository to the Agent Member of the Beneficial Owner delivering shares to such Broker-Dealer pursuant to (b)(ii) above the amount necessary to purchase such shares against receipt of such shares, and (B) deliver such shares through the Securities Depository to a Buyer's Broker-Dealer (or its Agent Member) identified to such Seller's Broker-Dealer pursuant to (a)(v) above against payment therefor; and

          (iii) each Buyer's Broker-Dealer which is not an Agent Member of the Securities Depository shall instruct its Agent Member to (A) pay through the Securities Depository to a Seller's Broker-Dealer (or its Agent Member) identified pursuant to (a)(vi) above the amount necessary to purchase the shares to be purchased pursuant to (b)(i) above against receipt of such shares, and (B) deliver such shares through the Securities Depository to the Agent Member of the purchaser thereof against payment therefor.

     (e) On the day after the Auction Date:

          (i) each Bidder's Agent Member referred to in (d)(i) above shall instruct the Securities Depository to execute the transactions described in
     (b)(i) or (ii) above, and the Securities Depository shall execute such transactions;

          (ii) each Seller's Broker-Dealer or its Agent Member shall instruct the Securities Depository to execute the transactions described in (d)(ii) above, and the Securities Depository shall execute such transactions; and

          (iii) each Buyer's Broker-Dealer or its Agent Member shall instruct the Securities Depository to execute the transactions described in (d)(iii) above, and the Securities Depository shall execute such transactions.


     (f) If a Beneficial Owner selling shares of AMPS in an Auction fails to deliver such shares (by authorized book-entry), a Broker-Dealer may deliver to the Potential Beneficial Owner on behalf of which it submitted a Bid that was accepted a number of whole shares of AMPS that is less than the number of shares that otherwise was to be purchased by such Potential Beneficial Owner. In such event, the number of shares of AMPS to be so delivered shall be determined solely by such Broker-Dealer. Delivery of such lesser number of shares shall constitute good delivery. Notwithstanding the foregoing terms of this paragraph
(f), any delivery or non-delivery of shares which shall represent any departure from the results of an Auction, as determined by the Auction Agent, shall be of no effect unless and until the Auction Agent shall have been notified of such delivery or non-delivery in accordance with the provisions of the Auction Agency Agreement and the Broker-Dealer Agreements.

                         APPENDIX C - AUCTION PROCEDURES


     The following procedures will be set forth in provisions of the Statement relating to the AMPS, and will be incorporated by reference in the Auction Agency Agreement and each Broker-Dealer Agreement. The terms not defined below are defined in the Prospectus. Nothing contained in this Appendix C constitutes a representation by the Fund that in each Auction each party referred to herein actually will perform the procedures described herein to be performed by such party.

PARAGRAPH 10(a) CERTAIN DEFINITIONS.

     As used in this Paragraph 10, the following terms shall have the following meanings, unless the context otherwise requires:

          (i) "AMPS" shall mean the shares of AMPS being auctioned pursuant to this Paragraph 10.


          (ii) "Auction Date" shall mean the first Business Day preceding the first day of a Dividend Period.


          (iii) "Available AMPS" shall have the meaning specified in Paragraph 10(d)(i) below.


          (iv) "Bid" shall have the meaning specified in Paragraph 10(b)(i) below.

          (v) "Bidder" shall have the meaning specified in Paragraph 10(b)(i) below.

          (vi) "Hold Order" shall have the meaning specified in Paragraph 10(b)(i) below.

          (vii) "Maximum Applicable Rate" for any Dividend Period will be the higher of the Applicable Percentage of the Reference Rate or the Applicable Spread plus the Reference Rate. The Applicable Percentage and the Applicable Spread will be determined based on the lower of the credit rating or ratings assigned on such date to such shares by Moody's and S&P (or if Moody's or S&P or both shall not make such rating available, the equivalent of either or both of such ratings by a Substitute Rating Agency or two Substitute Rating Agencies or, in the event that only one such rating shall be available, such rating) as follows:


                                APPLICABLE       APPLICABLE
                              PERCENTAGE OF    PERCENTAGE OF
      CREDIT RATINGS            REFERENCE         REFERENCE      APPLICABLE     APPLICABLE
---------------------------     RATE -- NO        RATE --       SPREAD -- NO     SPREAD --
  MOODY'S          S&P         NOTIFICATION     NOTIFICATION    NOTIFICATION   NOTIFICATION
------------   ------------   --------------   --------------   ------------   ------------
    Aaa            AAA             110%             125%            1.10%         1.25%
 Aa3 to Aa1     AA- to AA+         125%             150%            1.25%         1.50%
  A3 to A1       A- to A+          150%             200%            1.50%         2.00%
Baa3 to Baa1   BBB- to BBB+        175%             250%            1.75%         2.50%
 Below Baa3     Below BBB-         200%             300%            2.00%         3.00%



          The Applicable Percentage and the Applicable Spread as so determined may be further subject to upward but not downward adjustment in the discretion of the Board of Trustees of the Fund after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the AMPS Basic Maintenance Amount. Subject to the provisions of paragraph 12 of the Statement, the Fund shall take all reasonable action necessary to enable S&P and Moody's to provide a rating for the AMPS. If either S&P or Moody's shall not make such a rating available or if neither S&P nor Moody's shall make such a rating available, subject to the provisions of paragraph 12 of the Statement entitled "Termination of Rating Agency Provisions," the Fund shall select a NRSRO or two NRSROs to act as a Substitute Rating Agency or Substitute Rating Agencies, as the case may be.


          (viii) "Order" shall have the meaning specified in Paragraph 10(b)(i) below.

          (ix) "Sell Order" shall have the meaning specified in Paragraph 10(b)(i) below.

          (x) "Submission Deadline" shall mean 1:00 p.m., New York City time, on any Auction Date or such other time on any Auction Date as may be specified by the Auction Agent from time to time as the time by which each Broker-Dealer must submit to the Auction Agent in writing all Orders obtained by it for the Auction to be conducted on such Auction Date.

          (xi) "Submitted Bid" shall have the meaning specified in Paragraph 10(d)(i) below.

          (xii) "Submitted Hold Order" shall have the meaning specified in Paragraph 10(d)(i) below.

          (xiii) "Submitted Order" shall have the meaning specified in Paragraph 10(d)(i) below.

          (xiv) "Submitted Sell Order" shall have the meaning specified in Paragraph 10(d)(i) below.

          (xv) "Sufficient Clearing Bids" shall have the meaning specified in Paragraph 10(d)(i) below.

          (xvi) "Winning Bid Rate" shall have the meaning specified in Paragraph 10(d)(i) below.

PARAGRAPH 10(b) ORDERS BY BENEFICIAL OWNERS, POTENTIAL BENEFICIAL OWNERS, EXISTING HOLDERS AND POTENTIAL HOLDERS.


     (i) Unless otherwise permitted by the Fund, Beneficial Owners and Potential Beneficial Owners may only participate in Auctions through their Broker-Dealers. Broker-Dealers will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. A Broker-Dealer may also hold shares of AMPS in its own account as a Beneficial Owner. A Broker-Dealer may thus submit Orders to the Auction Agent as a Beneficial Owner or a Potential Beneficial Owner and therefore participate in an Auction as an Existing Holder or Potential Holder on behalf of both itself and its customers. On or prior to the Submission Deadline on each Auction Date:


          (A) each Beneficial Owner may submit to its Broker-Dealer information as to:


          (1) the number of outstanding shares, if any, of AMPS held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for the next succeeding Dividend Period;

          (2) the number of outstanding shares, if any, of AMPS held by such Beneficial Owner which such Beneficial Owner desires to continue to hold, provided that the Applicable Rate for the next succeeding Dividend Period shall not be less than the rate per annum specified by such Beneficial Owner; and/or

          (3) the number of outstanding shares, if any, of AMPS held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for the next succeeding Dividend Period; and

          (B) each Broker-Dealer, using a list of Potential Beneficial Owners that shall be maintained in good faith for the purpose of conducting a competitive Auction, shall contact Potential Beneficial Owners, including Persons that are not Beneficial Owners, on such list to determine the number of outstanding shares, if any, of AMPS which each such Potential Beneficial Owner offers to purchase, provided that the Applicable Rate for the next succeeding Dividend Period shall not be less than the rate per annum specified by such Potential Beneficial Owner.


     For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or the communication by a Broker-Dealer acting for its own account to the Auction Agent, of information referred to in clause (A) or (B) of this Paragraph 10(b)(i) is hereinafter referred to as an "Order" and each Beneficial Owner and each Potential Beneficial Owner placing an Order, including a Broker-Dealer acting in such capacity for its own account, is hereinafter referred to as a "Bidder"; an Order containing the information referred to in clause (A)(1) of this Paragraph 10(b)(i) is hereinafter referred to as a "Hold Order"; an Order containing the information referred to in clause (A)(2) or (B) of this Paragraph 10(b)(i) is hereinafter referred to as a "Bid"; and an Order containing the information referred to in clause (A)(3) of this Paragraph 10(b)(i) is hereinafter referred to as a "Sell Order." Inasmuch as a Broker-Dealer participates in an Auction as an Existing Holder or a Potential Holder only to represent the interests of a Beneficial Owner or Potential Beneficial Owner, whether it be its customers or itself, all discussion herein relating to the consequences of an Auction for Existing Holders and Potential Holders also applies to the underlying beneficial ownership interests represented.

     (ii) (A) A Bid by an Existing Holder shall constitute an irrevocable offer to sell:


          (1) the number of outstanding shares of AMPS specified in such Bid if the Applicable Rate determined on such Auction Date shall be less than the rate per annum specified in such Bid; or

          (2) such number or a lesser number of outstanding shares of AMPS to be determined as set forth in Paragraph 10(e)(i)(D) if the Applicable Rate determined on such Auction Date shall be equal to the rate per annum specified therein; or

          (3) a lesser number of outstanding shares of AMPS to be determined as set forth in Paragraph 10(e)(ii)(C) if such specified rate per annum shall be higher than the Maximum Applicable Rate and Sufficient Clearing Bids do not exist.


     (B) A Sell Order by an Existing Holder shall constitute an irrevocable offer to sell:


          (1) the number of outstanding shares of AMPS specified in such Sell Order, or

          (2) such number or a lesser number of outstanding shares of AMPS to be determined as set forth in Paragraph 10(e)(ii)(C) if Sufficient Clearing Bids do not exist.

     (C) A Bid by a Potential Holder shall constitute an irrevocable offer to purchase:


          (1) the number of outstanding shares of AMPS specified in such Bid if the Applicable Rate determined on such Auction Date shall be higher than the rate per annum specified in such Bid, or

          (2) such number or a lesser number of outstanding shares of AMPS to be determined as set forth in Paragraph 10(e)(i)(E) if the Applicable Rate determined on such Auction Date shall be equal to the rate per annum specified therein.


PARAGRAPH 10(c) SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT.

     (i) Each Broker-Dealer shall submit in writing or through a mutually acceptable electronic means to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Fund) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and specifying with respect to each Order:

          (A) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Fund);


          (B) the aggregate number of outstanding shares of AMPS that are the subject of such Order;

          (C) to the extent that such Bidder is an Existing Holder (1) the number of outstanding shares, if any, of AMPS subject to any Hold Order placed by such Existing Holder; (2) the number of outstanding shares, if any, of AMPS subject to any Bid placed by such Existing Holder and the rate per annum specified in such Bid; and(3) the number of outstanding shares, if any, of AMPS subject to any Sell Order placed by such Existing Holder; and


          (D) to the extent such Bidder is a Potential Holder, the rate per annum specified in such Potential Holder's Bid.

     (ii) If any rate per annum specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one-thousandth (.001) of 1%.


     (iii) If an Order or Orders covering all of the outstanding shares of AMPS held by an Existing Holder are not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order (in the case of an Auction relating to a Dividend Period which is not a Special Dividend Period of more than 91 days) and a Sell Order (in the case of an Auction relating to a Special Dividend Period of more than 91 days) to have been submitted on behalf of such Existing Holder covering the number of outstanding shares of AMPS held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

     (iv) If one or more Orders on behalf of an Existing Holder covering in the aggregate more than the number of outstanding shares of AMPS held by such Existing Holder are submitted to the Auction Agent, such Orders shall be considered valid as follows and in the following order of priority:

          (A) any Hold Order submitted on behalf of such Existing Holder shall be considered valid up to and including the number of outstanding shares of AMPS held by such Existing Holder; provided that if more than one Hold Order is submitted on behalf of such Existing Holder and the number of shares of AMPS subject to such Hold Orders exceeds the number of outstanding shares of AMPS held by such Existing Holder, the number of shares of AMPS subject to each of such Hold Orders shall be reduced pro rata so that such Hold Orders, in the aggregate, cover exactly the number of outstanding shares of AMPS held by such Existing Holder;

          (B) any Bids submitted on behalf of such Existing Holder shall be considered valid, in the ascending order of their respective rates per annum if more than one Bid is submitted on behalf of such Existing Holder, up to and including the excess of the number of outstanding shares of AMPS held by such Existing Holder over the number of shares of AMPS subject to any Hold Order referred to in Paragraph 10(c)(iv)(A) above (and if more than one Bid submitted on behalf of such Existing Holder specifies the same rate per annum and together they cover more than the remaining number of shares that can be the subject of valid Bids after application of Paragraph 10(c)(iv)(A) above and of the foregoing portion of this Paragraph 10(c)(iv)(B) to any Bid or Bids specifying a lower rate or rates per annum, the number of shares subject to each of such Bids shall be reduced pro rata so that such Bids, in the aggregate, cover exactly such remaining number of shares); and the number of shares, if any, subject to Bids not valid under this Paragraph 10(c)(iv)(B) shall be treated as the subject of a Bid by a Potential Holder; and

          (C) any Sell Order shall be considered valid up to and including the excess of the number of outstanding shares of AMPS held by such Existing Holder over the number of shares of AMPS subject to Hold Orders referred to in Paragraph 10(c)(iv)(A) and Bids referred to in Paragraph 10(c)(iv)(B); provided that if more than one Sell Order is submitted on behalf of any Existing Holder and the number of shares of AMPS subject to such Sell Orders is greater than such excess, the number of shares of AMPS subject to each of such Sell Orders shall be reduced pro rata so that such Sell Orders, in the aggregate, cover exactly the number of shares of AMPS equal to such excess.

     (v) If more than one Bid is submitted on behalf of any Potential Holder, each Bid submitted shall be a separate Bid with the rate per annum and number of shares of AMPS therein specified.


     (vi) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date shall be irrevocable.

PARAGRAPH 10(d) DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BID RATE AND APPLICABLE RATE.

     (i) Not earlier than the Submission Deadline on each Auction Date, the Auction Agent shall assemble all Orders submitted or deemed submitted to it by the Broker-Dealers (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order") and shall determine:


          (A) the excess of the total number of outstanding shares of AMPS over the number of outstanding shares of AMPS that are the subject of Submitted Hold Orders (such excess being hereinafter referred to as the "Available AMPS");

          (B) from the Submitted Orders whether the number of outstanding shares of AMPS that are the subject of Submitted Bids by Potential Holders specifying one or more rates per annum equal to or lower than the Maximum Applicable Rate exceeds or is equal to the sum of:

          (1) the number of outstanding shares of AMPS that are the subject of Submitted Bids by Existing Holders specifying one or more rates per annum higher than the Maximum Applicable Rate, and

          (2) the number of outstanding shares of AMPS that are subject to Submitted Sell Orders (if such excess or such equality exists (other than because the number of outstanding shares of AMPS in clauses (1) and (2) above are each zero because all of the outstanding shares of AMPS are the subject of Submitted Hold Orders), such Submitted Bids by Potential Holders hereinafter being referred to collectively as "Sufficient Clearing Bids"); and


          (C) if Sufficient Clearing Bids exist, the lowest rate per annum specified in the Submitted Bids (the "Winning Bid Rate") that if:


          (1) each Submitted Bid from Existing Holders specifying the Winning Bid Rate and all other submitted Bids from Existing Holders specifying lower rates per annum were rejected, thus entitling such Existing Holders to continue to hold the shares of AMPS that are the subject of such Submitted Bids, and

          (2) each Submitted Bid from Potential Holders specifying the Winning Bid Rate and all other Submitted Bids from Potential Holders specifying lower rates per annum were accepted, thus entitling the Potential Holders to purchase the shares of AMPS that are the subject of such Submitted Bids, would result in the number of shares subject to all Submitted Bids specifying the Winning Bid Rate or a lower rate per annum being at least equal to the Available AMPS.


     (ii) Promptly after the Auction Agent has made the determinations pursuant to Paragraph 10(d)(i), the Auction Agent shall advise the Fund of the Maximum Applicable Rate and, based on such determinations, the Applicable Rate for the next succeeding Dividend Period as follows:

          (A) if Sufficient Clearing Bids exist, that the Applicable Rate for the next succeeding Dividend Period shall be equal to the Winning Bid Rate;


          (B) if Sufficient Clearing Bids do not exist (other than because all of the outstanding shares of AMPS are the subject of Submitted Hold Orders), that the Applicable Rate for the next succeeding Dividend Period shall be equal to the Maximum Applicable Rate; or

          (C) if all of the outstanding shares of AMPS are the subject of Submitted Hold Orders, the Dividend Period next succeeding the Auction automatically shall be the same length as the immediately preceding Dividend Period and the Applicable Rate for the next succeeding Dividend Period shall be equal to 60% of the Reference Rate (or 90% of such rate if the Fund has provided notification to the Auction Agent prior to establishing the Applicable Rate for any dividend that net capital gain or other taxable income will be included in such dividend on shares of AMPS) on the date of the Auction.

PARAGRAPH 10(e) ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS AND ALLOCATION OF SHARES.

     Based on the determinations made pursuant to Paragraph 10(d)(i), the Submitted Bids and Submitted Sell Orders shall be accepted or rejected and the Auction Agent shall take such other action as set forth below:

     (i) If Sufficient Clearing Bids have been made, subject to the provisions of Paragraph 10(e)(iii) and Paragraph 10(e)(iv), Submitted Bids and Submitted Sell Orders shall be accepted or rejected in the following order of priority and all other Submitted Bids shall be rejected:


          (A) the Submitted Sell Orders of Existing Holders shall be accepted and the Submitted Bid of each of the Existing Holders specifying any rate per annum that is higher than the Winning Bid Rate shall be accepted, thus requiring each such Existing Holder to sell the outstanding shares of AMPS that are the subject of such Submitted Sell Order or Submitted Bid;

          (B) the Submitted Bid of each of the Existing Holders specifying any rate per annum that is lower than the Winning Bid Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the outstanding shares of AMPS that are the subject of such Submitted Bid;


          (C) the Submitted Bid of each of the Potential Holders specifying any rate per annum that is lower than the Winning Bid Rate shall be accepted;


          (D) the Submitted Bid of each of the Existing Holders specifying a rate per annum that is equal to the Winning Bid Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the outstanding shares of AMPS that are the subject of such Submitted Bid, unless the number of outstanding shares of AMPS subject to all such Submitted Bids shall be greater than the number of outstanding shares of AMPS ("Remaining Shares") equal to the excess of the Available AMPS over the number of outstanding shares of AMPS subject to Submitted Bids described in Paragraph 10(e)(i)(B) and Paragraph 10(e)(i)(C), in which event the Submitted Bids of each such Existing Holder shall be accepted, and each such Existing Holder shall be required to sell outstanding shares of AMPS, but only in an amount equal to the difference between (1) the number of outstanding shares of AMPS then held by such Existing Holder subject to such Submitted Bid and (2) the number of shares of AMPS obtained by multiplying (x) the number of Remaining Shares by (y) a fraction the numerator of which shall be the number of outstanding shares of AMPS held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the sum of the numbers of outstanding shares of AMPS subject to such Submitted Bids made by all such Existing Holders that specified a rate per annum equal to the Winning Bid Rate; and

          (E) the Submitted Bid of each of the Potential Holders specifying a rate per annum that is equal to the Winning Bid Rate shall be accepted but only in an amount equal to the number of outstanding shares of AMPS obtained by multiplying (x) the difference between the Available AMPS and the number of outstanding shares of AMPS subject to Submitted Bids described in Paragraph 10(e)(i)(B), Paragraph 10(e)(i)(C) and Paragraph 10(e)(i)(D) by (y) a fraction the numerator of which shall be the number of outstanding shares of AMPS subject to such Submitted Bid and the denominator of which shall be the sum of the number of outstanding shares of AMPS subject to such Submitted Bids made by all such Potential Holders that specified rates per annum equal to the Winning Bid Rate.

     (ii) If Sufficient Clearing Bids have not been made (other than because all of the outstanding shares of AMPS are subject to Submitted Hold Orders), subject to the provisions of Paragraph 10(e)(iii), Submitted Orders shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids shall be rejected:

          (A) the Submitted Bid of each Existing Holder specifying any rate per annum that is equal to or lower than the Maximum Applicable Rate shall be rejected, thus entitling such Existing Holder to continue to hold the outstanding shares of AMPS that are the subject of such Submitted Bid;

          (B) the Submitted Bid of each Potential Holder specifying any rate per annum that is equal to or lower than the Maximum Applicable Rate shall be accepted, thus requiring such Potential Holder to purchase the outstanding shares of AMPS that are the subject of such Submitted Bid; and

          (C) the Submitted Bids of each Existing Holder specifying any rate per annum that is higher than the Maximum Applicable Rate shall be accepted and the Submitted Sell Orders of each Existing Holder shall be accepted, in both cases only in an amount equal to the difference between (1) the number of outstanding shares of AMPS then held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and (2) the number of shares of AMPS obtained by multiplying (x) the difference between the Available AMPS and the aggregate number of outstanding shares of AMPS subject to Submitted Bids described in Paragraph 10(e)(ii)(A) and Paragraph 10(e)(ii)(B) by (y) a fraction the numerator of which shall be the number of outstanding shares of AMPS held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the number of outstanding shares of AMPS subject to all such Submitted Bids and Submitted Sell Orders.

     (iii) If, as a result of the procedures described in Paragraph 10(e)(i) or Paragraph 10(e)(ii), any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of AMPS on any Auction Date, the Auction Agent shall, in such manner as in its sole discretion it shall determine, round up or down the number of shares of AMPS to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date so that each outstanding share of AMPS purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be a whole share of AMPS.

     (iv) If, as a result of the procedures described in Paragraph 10(e)(i), any Potential Holder would be entitled or required to purchase less than a whole share of AMPS on any Auction Date, the Auction Agent, in such manner as in its sole discretion it shall determine, shall allocate shares of AMPS for purchase among Potential Holders so that only whole shares of AMPS are purchased on such Auction Date by any Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing any shares of AMPS on such Auction Date.

     (v) Based on the results of each Auction, the Auction Agent shall determine, with respect to each Broker-Dealer that submitted Bids or Sell Orders on behalf of Existing Holders or Potential Holders, the aggregate number of the outstanding shares of AMPS to be purchased and the aggregate number of outstanding shares of AMPS to be sold by such Potential Holders and Existing Holders and, to the extent that such aggregate number of outstanding shares to be purchased and such aggregate number of outstanding shares to be sold differ, the Auction Agent shall determine to which other Broker-Dealer or Broker-Dealers acting for one or more purchasers such Broker-Dealer shall deliver, or from which other Broker-Dealer or Broker-Dealers acting for one or more sellers such Broker-Dealer shall receive, as the case may be, outstanding shares of AMPS.

PARAGRAPH 10(f) MISCELLANEOUS.


     The Fund may interpret the provisions of this Paragraph 10 to resolve any inconsistency or ambiguity, remedy any formal defect or make any other change or modification that does not substantially adversely affect the rights of Beneficial Owners of AMPS. A Beneficial Owner or an Existing Holder (A) may sell, transfer or otherwise dispose of shares of AMPS only pursuant to a Bid or Sell Order in accordance with the procedures described in this Paragraph 10 or to or through a Broker-Dealer, provided that in the case of all transfers other than pursuant to Auctions such Beneficial Owner or Existing Holder, its Broker-Dealer, if applicable, or its Agent Member advises the Auction Agent of such transfer and (B) except as otherwise required by law, shall have the ownership of the shares of AMPS held by it maintained in book entry form by the Securities Depository in the account of its Agent Member, which in turn will maintain records of such Beneficial Owner's beneficial ownership. Neither the Fund nor any affiliate shall submit an Order in any Auction. Any Beneficial Owner that is an affiliate shall not sell, transfer or otherwise dispose of shares of AMPS to any person other than the Fund. All of the outstanding shares of each series of AMPS shall be represented by a single certificate registered in the name of the nominee of the Securities Depository unless otherwise required by law or unless there is no Securities Depository. If there is no Securities Depository, at the Fund's option and upon its receipt of such documents as it deems appropriate, any shares of AMPS may be registered in the Stock Register in the name of the Beneficial Owner thereof and such Beneficial Owner thereupon will be entitled to receive certificates therefor and required to deliver certificates thereof or upon transfer or exchange thereof.